[GE LOGO]

GE FUNDS
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GE FUNDS
SEMI-ANNUAL
REPORT


                                                                  MARCH 31, 1998

                            UNDERSTANDING YOUR REPORT


PRESIDENT'S LETTER                                                1


REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
Portfolio managers discuss your Funds and what we invested in and why

    GE INTERNATIONAL FUNDS                                        3
       GE INTERNATIONAL EQUITY
       GE GLOBAL EQUITY

    GE PREMIER GROWTH EQUITY FUND                                10

    GE U.S. EQUITY FUND                                          13

    GE MID-CAP GROWTH FUND                                       18

    GE VALUE EQUITY FUND                                         22

    GE STRATEGIC INVESTMENT FUND                                 26

    GE TAX-EXEMPT FUND                                           35

    GE FIXED INCOME FUNDS                                        39
        GE FIXED INCOME
        GE GOVERNMENT SECURITIES
        GE SHORT-TERM GOVERNMENT
        GE MONEY MARKET

    NOTES TO PERFORMANCE                                         54

    NOTES TO SCHEDULES OF INVESTMENTS                            55

FINANCIAL STATEMENTS                                             56
    Financial Highlights and Statements of Assets and
    Liabilities, Operations, and Changes in Net Assets

NOTES                                                            76
    Notes to the Financial Statements


GE FUNDS INVESTMENT TEAM                                         84


SHAREHOLDER INQUIRIES                             INSIDE BACK COVER
    How you can obtain more information

                               TOP RATED GE FUNDS


                                 BY MORNINGSTAR
                             THROUGH MARCH 31, 1998
                                    * * * * *
                           OVERALL AND 3 YEARS RATINGS
                     Rated among 2437 Domestic Equity Funds
                                GE US Equity - D
--------------------------------------------------------------------------------
                                    * * * * *
                           OVERALL AND 3 YEARS RATINGS

                                     FUNDS               NUMBER OF FUNDS
FUND/CLASS                        PEER GROUP              IN PEER GROUP
----------                        ----------              -------------

GE Global Equity - C** & D
GE International Equity - C        International Equity        722

GE US Equity - A, B & C*
GE Value Equity - B                Domestic Equity            2437

GE Short-Term Gov't. - C & D       Taxable Bond               1403
--------------------------------------------------------------------------------

Morningstar is an independent fund ranking company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year average annual returns with fee and sales charge adjustments in excess of 90-day T-bill, if applicable, returns with appropriate fee adjustment and a risk factor that reflects fund performance below 90-day T-bill returns. Top ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.

Star ratings for the Funds' and/or classes of shares not shown above were lower than those shown. Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. The adviser has voluntarily agreed to waive and/or bear certain fees and expenses. Without these provisions, which may be terminated in the future, the results may have been lower. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.


* Fund was rated among 1363 funds for the 5 year period in the Domestic Equity category.

** Fund was rated among 311 funds for the 5 year period in the International Equity category.


--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A Letter from the President

Dear Shareholder:

We are pleased to provide you with the GE Funds 1998 semi-annual report.

In the last six months, the U.S. economy continued to grow in the face of financial problems in Asia. The flow of assets into mutual funds remained strong. As has been the case in recent years, a substantial portion of those assets flowed into equity mutual funds, which helped fuel a strong rally in stocks. The end of 1997 marked the third consecutive year in which the Dow Jones Industrial Average, a key benchmark of stock market activity, recorded a double digit percentage gain. It also marked the end of the best consecutive three-year performance period in stock market history.



[GRAPHIC OMITTED]
Photo of Michael J. Cosgrove



Will the trend continue? This report provides an overview of where we've been and what we expect for the months ahead. But first, some performance highlights for the period just past.


PERFORMANCE HIGHLIGHTS

Moving into 1998, the GE family of funds continued to generate solid performance for its shareholders. All of our equity funds achieved double-digit returns for the six month, one year, three year, and five year time periods ended March 31, 1998. The majority of our funds, in most if not all of their classes, excluding loads, outperformed the average of their peers on a six month, one and three year basis as measured at March 31, 1998 by Lipper Analytical Services, an independent mutual fund rating service. Lipper's average returns for all fund categories and complete details on each fund's performance, including reductions for the effect of loads, can be found in the fund performance profile pages contained in this semi-annual report.

Many of our funds also earned favorable ratings from Morningstar, an independent fund ranking company which analyzes risk-adjusted performance. Refer to the inside front cover to see the funds that were rated highly by Morningstar.

MARKET OVERVIEW

During the six-month period ended March 31,1998, the stock market recorded solid investment results in an environment of low inflation, falling interest rates and generally good corporate earnings. At the start of this year, some market watchers wondered if the stock market could maintain its torrid pace in 1998, given its strong investment results over the past few years. In January, it appeared those concerns were having an effect on stock market valuations, but those concerns were short-lived. In February and March, stocks bounced back strongly, posting double-digit gains for the quarter and fueling speculation about when the Dow Jones Industrial Average might hit the 10,000 mark. During this period, financial services stocks were among the better market performers, just as they have been over the last few years. These stocks benefited from the sharp increase in the number of Americans saving and investing to help secure their financial future.

Some of the other sectors that turned in solid gains included healthcare and utilities stocks. Oil stocks fell, due in large part to a decline in oil prices. Technology stocks turned in mixed investment results, as a number of major companies in this sector announced earnings shortfalls due to the economic problems in Asia.

European stocks also registered impressive investment results, thanks in large part to a generally favorable economic environment on the Continent. Other positive factors that helped bolster prices included the wave of restructurings taking place in Europe and the fact that plans designed to lead to a single currency by next year remain on schedule.

The Japanese stock market finished 1997 on a down note, but showed considerable strength in January, driven largely by technical factors that suggested prices might be bottoming. However, investors' negative reactions to government economic reform proposals put pressure on equity prices in March, wiping out a large portion of their early-year gains.

While the Asian economic crisis had a substantial effect on the financial markets in the last quarter of 1997, it had little bearing on global equity prices during the first three months of this year. However, the underlying problems in Asia remain a source of concern to investors.

Bonds also recorded solid performance, as long-term interest rates continued to decline. Federal Reserve ("Fed") Chairman Alan Greenspan helped the bond market in January by suggesting disinflation may creep into the economy due to the Asian economic crisis.

During the period, the Fed maintained its neutral monetary policy, meaning it neither raised nor lowered interest rates. The Fed has not raised short-term interest rates since late March 1997 and has not lowered rates since late January 1996.

The bond market rally was not without some concerns along the way. For example, interest rates trended higher in January resulting from a stronger-than-expected employment report released in early February.


OUTLOOK

Looking ahead, we expect the U.S. economy to continue to grow at a steady pace. While we do not expect the Asian financial crisis to have a significant impact on the U.S. economy, we believe it may result in a slowdown in corporate earnings growth. Given this scenario, we would not be surprised to see a Federal Reserve rate cut in the coming months. Furthermore, we think stock market gains will return to more modest levels. In this environment, stock selection will be critically important in achieving investment success.


A WORD ABOUT SERVICE

Over the next six months, we intend to make our voice response units more user friendly and accessible to shareholders. In our ongoing effort to provide investors with greater details about the GE Funds, we also plan to enhance our presence on the internet with helpful, informative content. Finally, we would like to mention that eligible investors can now establish Roth IRAs, in addition to traditional IRAs. The Roth IRA enables you to enjoy tax-free earnings and withdrawals when planning for your leisure years. Please take the time to evaluate with your tax advisor the benefits of this new retirement planning vehicle and determine whether you are eligible to establish one. If we can be of any assistance in helping you fully understand its many benefits, please feel free to call us at your convenience.

Sincerely,



/s/ Michael J. Cosgrove
-----------------------
Michael J. Cosgrove



Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc. and GE Investment Distributors, Inc., the funds' distributor. In this role, he is responsible for the marketing, product development and sales of the funds, and is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                          GE International Funds

Q&A

Ralph Layman (pictured on the left) manages the international equity operation with assets under management exceeding $10 billion. He leads a team of portfolio managers for the GE International Equity Fund and shares portfolio management responsibility for the GE Global Equity Fund with Michael J. Solecki. Prior to joining GE Investments in 1991, Ralph was Executive Vice President, Partner and Portfolio Manager of the International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst, a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.


[GRAPHIC OMITTED]
Photo of Ralph Layman and Michael J. Solecki

Michael J. Solecki is Co-Portfolio Manager of the GE Global Equity Fund and has served the fund in that capacity since September 1997. Mike has more than eight years of investment experience and has held positions with GE Investments since 1990. He is currently a Vice President of GE Investments. Mike is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He holds a B.S. in Finance from Western New England College.

Q. HOW DID THE GE INTERNATIONAL AND GE GLOBAL EQUITY FUNDS' BENCHMARKS AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. The GE International Equity Fund's benchmark, MSCI EAFE, was up 5.73%. Our Lipper peer group of 540 International Stock funds posted an average return of 6.01% for the same period.

     The GE Global Equity Fund's benchmark, MSCI World Index, returned 11.51%. Our Lipper peer group of 240 Global funds returned an average of 7.10% for the same period.

     To see how your class of shares in the above funds performed compared to their benchmarks, please refer to page 4 for the GE International Fund and page 7 for the GE Global Equity Fund.

Q.   WHAT DROVE THE PERFORMANCE OF THE FUNDS?

A. The weakness of the Japanese economy and the collapse of the Asian economies in the second half of 1997 meant that our funds entered 1998 with a very low exposure to the Far Eastern markets and the funds' performance were only marginally affected by the region's poor market performance. Conversely, our funds' overweighted positions in Continental Europe have reaped the benefits of European economies recovering after a long period of slow growth. The most important factor driving the European stock markets is the convergence of the economies and currencies in preparation for the introduction of a common currency in January 1999. Our underweighting in U.S. stocks detracted from our performance in the Global Equity Fund as the U.S. markets continued to outperform the international markets. Due to the long run in the current bull market, we believe that U.S. stock valuations are high and more attractive valuations can be found in European companies.

Q.   WHICH INVESTMENTS STAND OUT?

A. Financial stocks, such as ING Groep N.V. (+24%), an attractively priced global asset management company, and AXA-UAP (+53%), the world's largest insurance company in terms of assets and second in terms of premium income, contributed favorably to performance. Other notable investments included Cap Gemini (+87%), a global computer services company that specializes in systems integration, and Mannesmann (+54%), a German-based engineering and telecommunications firm.

Q. WHAT IS YOUR OUTLOOK FOR THE FUNDS AND HOW HAVE YOU POSITIONED THEM GOING FORWARD?

A. Because of the continued economic weakness in Asia and Japan and resulting lack of earnings growth, we foresee that our discipline of seeking undervalued companies relative to their long term growth potential will continue to cause the funds to remain overweighted in Europe. We are excited by the ongoing corporate restructuring and economic convergence in Europe and expect to see further upside, in line with superior earnings growth.

                                                    GE International Equity Fund


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Japan                         6.7%
Pacific Rim                   7.1%
Europe                        73.9%
Other Regions                 10.7%
Cash & Other                  1.6%



--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------

                                               Since
               6 Mo.    1 Yr.    3 Yr        Inception        Commencement
--------------------------------------------------------------------------------

Class A        9.55%   23.10%    16.56%        11.04%            3/2/94
--------------------------------------------------------------------------------

Class A*       3.23%   16.02%    14.29%         9.43%            3/2/94
--------------------------------------------------------------------------------

Class B        9.25%   22.46%    15.95%        10.46%            3/2/94
--------------------------------------------------------------------------------

Class B*       5.71%   18.50%    15.45%        10.46%            3/2/94
--------------------------------------------------------------------------------

Class C        9.66%   23.36%    16.83%        11.29%            3/2/94
--------------------------------------------------------------------------------

Class D        9.95%   23.90%   17.27%         11.68%            3/2/94
--------------------------------------------------------------------------------

MSCI EAFE      5.73%   18.60%   10.56%
--------------------------------------------------------------------------------

* With Load


                               Investment Profile

     A mutual fund designed for investors who seek long-term growth of capital by investing primarily in foreign equity securities.


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

  AXA-UAP                             2.93%
--------------------------------------------------------------------------------

  Siebe PLC                           2.73%
--------------------------------------------------------------------------------

  Total S.A. (Class B)                2.60%
--------------------------------------------------------------------------------

  ING Groep N.V.                      2.55%
--------------------------------------------------------------------------------

  Mannesmann AG                       2.41%
--------------------------------------------------------------------------------

  Repsol S.A.                         2.16%
--------------------------------------------------------------------------------

  Airtours PLC                        2.15%
--------------------------------------------------------------------------------

  Cap Gemini S.A.                     2.11%
--------------------------------------------------------------------------------

  Schneider S.A.                      2.02%
--------------------------------------------------------------------------------

  Sony Corp.                          2.01%
--------------------------------------------------------------------------------

                         * Lipper Performance Comparison

                         International Stock Peer Group
   Based on average annual total returns for the periods ended March 31, 1998

                                        SIX        ONE       THREE
                                       MONTHS      YEAR       YEAR

  Number of Funds
  in peer group:                         540       491         291


  Peer group average
  annual total return:                  6.01%     19.11%     14.02%


  Lipper categories
  in peer group:      International, Canadian, International Small Cap


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                    GE INTERNATIONAL EQUITY FUND

                                         NUMBER
                                       OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.0%
Brambles Industries Ltd.                 21,207       $  441,094
Coca Cola Amatil Ltd.                    42,671          334,413
                                                         775,507

AUSTRIA -- 1.5%
OMV AG                                      793          102,199
VA Technologie AG                         3,061          482,232
                                                         584,431

BRAZIL -- 3.0%
Telecomunicacoes Brasileiras
   S.A. ADR                               3,014          391,255
Telecomunicacoes de Rio de Janeiro
   S.A. (Pfd. Shares)                   376,936           53,109
Telecomunicacoes de Sao Paulo
   S.A. - Telesp                      1,224,893          397,525
Uniao de Banco Brasiliero
   S.A. GDR                               9,210          333,862
                                                       1,175,751

DENMARK -- 1.0%
Den Danske Bank                           2,837          370,721

FINLAND -- 3.2%
Merita Ltd. (Series A)                   69,931          420,997
Nokia AB Oy (Series A) (Pfd. Shares)      5,635          604,705
Pohjola Insurance Group (Series B)        1,603           74,234
Sampo Insurance Co. Ltd. (Series A)       3,794          150,018
                                                       1,249,954

[GRAPHIC OMITTED]FRANCE -- 18.7%
AXA-UAP                                  11,027        1,135,172
Cap Gemini S.A.                          13,592          819,303(a)
Carrefour S.A.                              957          563,622
Coflexip S.A. ADR                         7,801          481,712
Lyonnaise Des Eaux S.A.                   4,078          588,916
Michelin CGDE (Regd.) (Class B)           7,650          456,593
Renault S.A.                             10,338          460,393
Rhone Poulenc S.A.                        9,300          472,541
Schneider S.A.                           10,157          781,749
Societe Generale                          2,339          467,989
Total S.A. (Class B)                      8,379        1,005,886
                                                       7,233,876

[GRAPHIC OMITTED]GERMANY -- 8.0%
Bayerische Vereinsbank AG                 6,979          509,402
Daimler-Benz AG                           5,896          541,927
Fresenius Medical Care AG                 3,846          271,989
Fresenius Medical Care AG
   (Pfd. Shares)                          1,873          103,293
Mannesmann AG                             1,278          935,586
Preussag AG                                 733          249,875
SGL Carbon AG                             3,876          429,188

                                        NUMBER
                                      OF SHARES             VALUE
--------------------------------------------------------------------------------

Veba AG                                     717         $   50,861
                                                         3,092,121

GREECE -- 0.4%
Alpha Credit Bank (Regd.)                 1,990            154,107

HONG KONG -- 1.9%
Cheung Kong (Holdings) Ltd.               9,000             26,830
Giordano International Ltd.             164,000             42,117
HSBC Holdings PLC (Regd.)                15,330            468,874
Johnson Electric Holdings                46,400            198,204
                                                           736,025

INDONESIA -- 0.1%
PT Astra International Inc.              94,000             23,364
PT Mulia Industrindo                     31,500              2,913
                                                            26,277

ISRAEL -- 2.7%
Comverse Technology Inc.                  5,370            262,459(a)
ECI Telecommunications Ltd.              16,823            517,307
Teva Pharmaceutical Industries Ltd.
   ADR                                    6,419            274,412
                                                         1,054,178

[GRAPHIC OMITTED]ITALY -- 6.3%
Banca Intesa S.p.A.                      63,668            384,662
Credito Italiano                        116,017            573,085
ENI S.p.A. (Regd.)                        9,671             65,888
Industrie Natuzzi S.p.A. ADR              3,090             85,361
Montedison S.p.A.                       382,312            563,087
Saipem                                   15,488             92,181
Telecom Italia Mobile S.p.A.            127,715            686,214
                                                         2,450,478

[GRAPHIC OMITTED]JAPAN -- 6.7%
Canon Inc.                               26,000            587,427
Credit Saison Co. Ltd.                    5,885            130,312
Honda Motor Co.                          11,000            396,322
Minebea Co. Ltd.                          8,000             87,671
NTT Data Corp.                                7            311,578
Sony Corp.                                9,200            780,334
Sumitomo Realty & Development            21,000            123,896
Takefuji Corp.                            4,000            189,154
                                                         2,606,694

MEXICO -- 1.6%
Gruma S.A. de C.V. (Series B)            25,134             66,258
Grupo Carso S.A. de C.V. ADR             27,412            339,224
Grupo Financiero Bancomer S.A.
   ADR (Series C)                        16,834            199,904(a,b)
                                                           605,386

NETHERLANDS -- 4.4%
IHC Caland N.V.                           7,459            411,775
ING Groep N.V.                           17,395            986,992
Ispat International N.V. (Regd.)
   (Class A)                              1,731             49,333(a)


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                         GE International Equity Fund March 31, 1998 (unaudited)




                                        NUMBER
                                      OF SHARES          VALUE
--------------------------------------------------------------------------------

Philips Electronics N.V.                3,589         $  263,372
                                                       1,711,472

NORWAY -- 0.8%
Den Norske Bank                        55,917            304,351

PANAMA -- 1.1%
Panamerican Beverages Inc. (Class A)   10,185            408,673

PERU -- 0.8%
Telefonica del Peru S.A. ADR
   (Class B)                           14,875            320,742

PHILIPPINES -- 0.6%
Metro Bank & Trust Co.                 16,600            152,895
San Miguel Corp.                       48,498             84,233
                                                         237,128

PORTUGAL -- 1.5%
Banco Comercial Portugues              16,445             52,645(a)
Banco Comercial Portugues (Regd.)      16,931            546,781
                                                         599,426

SOUTH AFRICA -- 1.5%
Barlow Ltd.                            19,168            156,070
Dimension Data Holdings Ltd.           63,887            409,166
Iscor Ltd.                             68,165             18,816
                                                         584,052

SOUTH KOREA -- 1.5%
Hyundai Heavy Industries Co.            7,551            280,777
Pohang Iron & Steel                     1,860            101,581
Samsung Display Devices Co.             4,423            207,578(a)
                                                         589,936

SPAIN -- 3.7%
Argentaria S.A.                         3,141            260,215
Banco Santander S.A. (Regd.)            6,705            334,139
Repsol S.A.                            16,424            838,365
                                                       1,432,719

SWEDEN -- 3.2%
Autoliv Inc. SDR                       12,765            395,938
Electrolux AB (Series B)                  899             74,209
Ericson LM Telephone (Series B)         4,670            221,950
Investor AB (Series B)                  1,261             67,659
Kinnevik AB (Series B)                  2,079             48,494(a)
NetCom Systems AB (Series B)            7,422            216,287
Pharmacia & Upjohn Inc.                 4,940            216,125
                                                       1,240,662


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                               NUMBER
                                             OF SHARES           VALUE
--------------------------------------------------------------------------------

SWITZERLAND -- 6.0%
ABB AG                                            464         $  693,337
Novartis AG (Regd.)                               382            676,049
Roche Holdings AG                                   6             64,939
Schw Rueckversicher (Regd.)                       110            241,646
Zurich Versicherungsgesellschaft
   (Regd.)                                      1,125            653,083
                                                               2,329,054

TAIWAN -- 1.0%
Taiwan Semiconductor
   Manufacturing Co.                           78,000            384,365

[GRAPHIC OMITTED] UNITED KINGDOM -- 15.2%
Airtours PLC                                  100,199            833,633
Bank of Scotland PLC                           31,134            368,998
Commercial Union PLC                           15,764            307,959
Granada Group PLC                              41,063            738,261
Johnson Matthey PLC                             4,984             51,394
LucasVarity PLC                               147,877            596,586
Medeva PLC                                     15,474             43,259
National Westminster Bank PLC                   7,565            138,415
Railtrack Group PLC                            21,481            352,400
Reed International PLC                         42,386            429,982
Royal Sun Alliance Insurance
   Group PLC                                   47,440            603,550
Saatchi & Saatchi PLC                          28,353             75,703(a)
SEMA Group PLC                                  1,165             45,986
Siebe PLC                                      48,552          1,059,840
Vodafone Group PLC                             23,766            246,861
                                                               5,892,827
TOTAL INVESTMENTS IN SECURITIES
  (Cost $31,329,460)                                          38,150,913

OTHER ASSETS AND LIABILITIES,
   NET 1.6%                                                      606,035
--------------------------------------------------------------------------------

NET ASSETS - 100%                                            $38,756,948
================================================================================

Icons represent the top five country weightings in the GE International Equity Fund at March 31, 1998.

                                                           GE Global Equity Fund


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

Europe                     57.3%
U.S.                       20.9%
Japan                       4.8%
Pacific Rim                 5.2%
Other Regions               9.9%
Cash & Other                1.9%


--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------

                                                  Since        Commence-
           6 Mo.    1 Yr.     3 Yr     5 Yr     Inception        ment
--------------------------------------------------------------------------------

Class A    8.39%    24.24%   16.49%     N/A       11.34%         1/1/94
--------------------------------------------------------------------------------

Class A*   2.16%    17.10%   14.22%     N/A        9.80%         1/1/94
--------------------------------------------------------------------------------

Class B    8.15%    23.65%   15.91%     N/A       11.45%       12/22/93
--------------------------------------------------------------------------------

Class B*   4.30%    19.65%   15.42%     N/A       11.45%       12/22/93
--------------------------------------------------------------------------------

Class C    8.49%    24.50%   16.76%   14.11%      14.69%        2/22/93
--------------------------------------------------------------------------------

Class D    8.68%    24.93%   17.08%     N/A       13.81%       11/29/93
--------------------------------------------------------------------------------

MSCI
  World   11.51%    31.95%   20.09%   16.54%
--------------------------------------------------------------------------------

* With Load


                               Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of global companies.


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

  Airtouch Communications Inc.        2.85%
--------------------------------------------------------------------------------

  Siebe PLC                           2.60%
--------------------------------------------------------------------------------

  ING Groep N.V.                      2.51%
--------------------------------------------------------------------------------

  AlliedSignal Inc.                   2.23%
--------------------------------------------------------------------------------

  Sony Corp.                          2.18%
--------------------------------------------------------------------------------

  AXA-UAP                             2.13%
--------------------------------------------------------------------------------

  Mannesmann AG                       2.06%
--------------------------------------------------------------------------------

  Daimler-Benz AG                     1.83%
--------------------------------------------------------------------------------

  Total S.A. (Class B)                1.79%
--------------------------------------------------------------------------------

  Repsol S.A.                         1.68%
--------------------------------------------------------------------------------

                         * Lipper Performance Comparison

                             Global Stock Peer Group
   Based on average annual total returns for the periods ended March 31, 1998

                           SIX        ONE       THREE     FIVE
                           MONTHS     YEAR      YEAR      YEAR

  Number of Funds
  in peer group:           240        223       140       63


  Peer group average
  annual total
  return:                  7.10%      26.12%    19.24%    15.28%


  Lipper categories
  in peer group:   Global, Global Small Cap


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                           GE GLOBAL EQUITY FUND


                                            NUMBER
                                          OF SHARES       VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.8%
Coca Cola Amatil Ltd.                      53,944       $  422,759

AUSTRIA -- 0.9%
VA Technologie AG                           3,107          489,479

BRAZIL -- 2.8% Telecomunicacoes
   Brasileiras S.A. ADR                     4,805          623,749
Telecomunicacoes de Sao Paulo
   S.A. - Telesp                        1,666,750          540,924
Uniao de Banco Brasiliero S.A. GDR          9,184          332,920
                                                         1,497,593

CROATIA -- 0.1%
Pliva D D GDR (Regd.)                       3,384           63,450

FINLAND -- 3.9%
Merita Ltd. (Series A)                     87,964          529,559
Nokia AB Oy (Series A) (Pfd. Shares)        7,031          754,513
Sampo Insurance Co. Ltd. (Series A)        20,883          825,731
                                                         2,109,803

[GRAPHIC OMITTED]FRANCE -- 13.4%
AXA-UAP                                    11,232        1,156,275
Cap Gemini S.A.                            13,328          803,390(a)
Carrefour S.A.                                838          493,538
Coflexip S.A. ADR                          12,668          782,249
Lyonnaise Des Eaux S.A.                     2,444          352,946
Michelin CGDE (Regd.) (Class B)             5,479          327,016
Renault S.A.                                8,582          382,191
Rhone Poulenc S.A.                         13,189          670,144
Schneider S.A.                             11,078          852,635
Societe Generale                            2,572          514,607
Total S.A. (Class B)                        8,113          973,953
                                                         7,308,944

[GRAPHIC OMITTED]GERMANY -- 6.7%
Bayerische Vereinsbank AG                   6,884          502,468
Daimler-Benz AG                            10,833          995,707
Fresenius Medical Care AG                   5,868          414,985
Fresenius Medical Care AG
   (Pfd. Shares)                            3,122          172,174
Mannesmann AG                               1,533        1,122,263
Preussag AG                                   374          127,494
SGL Carbon AG                               2,912          322,445
                                                         3,657,536

GREECE -- 0.0%
Alpha Credit Bank (Regd.)                      75            5,808

                                           NUMBER
                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

HONG KONG -- 1.7%
Cheung Kong (Holdings) Ltd.                21,000       $   62,603
Giordano International Ltd.               320,000           82,181
HSBC Holdings PLC (Regd.)                  18,219          557,235
Johnson Electric Holdings                  53,000          226,396
                                                           928,415

INDONESIA -- 0.1%
PT Astra International Inc.               197,000           48,965

ISRAEL -- 2.6%
Comverse Technology Inc.                    6,908          337,629(a)
ECI Telecommunications Ltd.                14,614          449,380
Tecnomatix Technologies Ltd.                6,113          230,002(a)
Teva Pharmaceutical Industries Ltd.
   ADR                                      9,526          407,236
                                                         1,424,247

ITALY -- 5.1%
Banca Intesa S.p.A.                        27,371          165,367
Credito Italiano                          153,075          756,139
Industrie Natuzzi S.p.A ADR                23,602          652,005
Montedison S.p.A.                         359,393          529,331
Saipem                                     30,818          183,420
Telecom Italia Mobile S.p.A.               87,262          468,860
                                                         2,755,122

JAPAN -- 4.8%
Canon Inc.                                 22,000          497,054
Honda Motor Co.                            10,000          360,293
Minebea Co. Ltd.                           14,000          153,424
NTT Data Corp.                                  9          400,600
Sony Corp.                                 14,000        1,187,465
                                                         2,598,836

MEXICO -- 1.6%
Gruma S.A. de C.V. (Series B)              30,305           79,891
Grupo Carso S.A. de C.V. (Series A)        25,083          154,633
Grupo Carso S.A. de C.V. ADR               23,882          295,540
Grupo Financiero Bancomer S.A.
   ADR (Series C)                          26,511          314,818(a,b)
                                                           844,882

[GRAPHIC OMITTED]NETHERLANDS -- 5.5%
IHC Caland N.V.                             9,457          522,075
ING Groep N.V.                             24,075        1,366,015
Ispat International N.V. (Regd.)
   (Class A)                               28,643          816,326(a)
Philips Electronic N.V.                     4,141          303,879
                                                         3,008,295

NORWAY -- 0.9%
Den Norske Bank ASA                        59,678          324,822
Petroleum Geo Services                      3,183          185,772
                                                           510,594


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)




                                         NUMBER
                                       OF SHARES        VALUE
--------------------------------------------------------------------------------

PANAMA -- 1.4%
Banco Latinoamericano
   de Exportaciones S.A. (Class E)        5,858      $  220,407
Panamerican Beverages Inc.
   (Class A)                             13,917         558,420
                                                        778,827
PERU -- 0.6%
Telefonica del Peru S.A. ADR
   (Class B)                             13,723         295,902

PHILIPPINES -- 0.6%
Metro Bank & Trust Co.                   17,900         164,868
San Miguel Corp.                         84,080         146,034
                                                        310,902
PORTUGAL -- 1.4%
Banco Comercial Portugues                15,830          50,676(a)
Banco Comercial Portugues (Regd.)        15,830         511,225
Telecel-Comunicacoes Pessoais S.A.        1,263         196,104(a)
                                                        758,005
SOUTH AFRICA -- 0.9%
Dimension Data Holdings Ltd.             77,300         495,070

SOUTH KOREA -- 0.9%
Hyundai Heavy Industries Co.              7,917         294,387
Pohang Iron & Steel Co.                   1,180          64,444
Samsung Display Devices Co.               3,176         149,054(a)
                                                        507,885
SPAIN -- 2.5%
Argentaria S.A.                           3,510         290,785
Banco Santander S.A. (Regd.)              3,492         174,022
Repsol S.A.                              17,938         915,647
                                                      1,380,454
SWEDEN -- 2.0%
Autoliv Inc. SDR                         15,355         476,273
Ericson LM Telephone (Series B)           2,897         137,685
Pharmacia & Upjohn Inc.                  10,303         450,756
                                                      1,064,714
SWITZERLAND -- 3.6%
ABB AG                                      467         697,820
Novartis AG (Regd.)                         430         760,997
Zurich Versicherungsgesellechaft
   (Regd.)                                  848         492,279
                                                      1,951,096
TAIWAN -- 1.1%
Taiwan Semiconductor
   Manufacturing Co.                    120,000         591,331


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                            NUMBER
                                          OF SHARES          VALUE
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]UNITED KINGDOM -- 11.3%
Airtours PLC                               93,320         $  776,401
Bank of Scotland PLC                       29,491            349,525
Commercial Union PLC                       13,472            263,183
Granada Group PLC                          47,618            856,112
Johnson Matthey PLC                        63,190            651,605
LucasVarity PLC                           166,203            670,519
Railtrack Group PLC                        16,050            263,303
Reed International PLC                     24,754            251,115
Royal & Sun Alliance Insurance
   Group PLC                               39,840            506,860
Siebe PLC                                  64,641          1,411,045
Vodafone Group PLC                         14,190            147,394
                                                           6,147,062

[GRAPHIC OMITTED]UNITED STATES -- 20.9%
Airtouch Communications Inc.               31,717          1,552,151(a)
AlliedSignal Inc.                          28,921          1,214,682
Avery Dennison Corp.                        2,510            133,971
Citicorp                                    4,966            705,172
Du Pont de Nemours (E.I.) & Co.             5,395            366,860
Ecolab Inc.                                11,327            328,483
EMC Corp.                                   5,548            209,784(a)
First Data Corp.                           21,108            686,010
Harman International Industries Inc.        14,329           630,476
Intel Corp.                                 4,299            335,591
International Business Machines             3,206            333,023
Morgan Stanley, Dean Witter                 8,002            583,146
Motorola Inc.                               7,438            450,929
Scherer (R.P.) Corp.                        8,667            585,022(a)
Schlumberger Ltd.                           5,430            411,322
Sears Roebuck & Co.                        10,537            605,219
Sensormatic Electronics Corp.              43,292            708,906
Sun Microsystems Inc.                       1,692             70,588(a)
Thermo Electron Corp.                      11,776            475,456(a)
Travelers Group Inc.                       11,104            666,240
Zebra Technologies Corp. (Class A)          7,957            306,345(a)
                                                          11,359,376
TOTAL INVESTMENTS IN SECURITIES
  (Cost $43,263,170)                                      53,315,352


--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $675,668)                        675,668           675,668

OTHER ASSETS AND LIABILITIES,
   NET 0.7%                                                 377,830
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                      $54,368,850
================================================================================

Icons represent the top five country weightings in the GE Global Equity Fund at March 31, 1998.

                                                   GE Premier Growth Equity Fund

Q&A

David Carlson manages pension and mutual fund portfolios with total assets of nearly $6 billion. Dave joined GE in 1980 on the GE Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. For the six-month period ended March 31, 1998, the Standard & Poor's 500 Composite Index advanced 17.21%. Our Lipper peer group of 936 Growth funds posted an average return of 11.55% for the same period. To see how your class of shares in the Premier Growth Equity Fund performed compared to their respective benchmarks, please refer to the following page.

Q.   WHAT DROVE THE FUND'S PERFORMANCE.

A. This is a very concentrated portfolio with only 35 stocks presently. Performance in the short term will be driven by stock specific news rather than broad industry trends. Our holdings in the media (Tele-Communications Inc. Liberty Media, NTL), retail trade (Home Depot, Arbor Drugs) and financial services (Travelers Group) industries were all strong performers in the six-month period. Our technology (Intel and Molex) and energy holdings (Schlumberger, Baker-Hughes) were laggards due to concerns surrounding Asia and declines in crude oil prices.

Q.   WHAT NOTABLE CHANGES WERE MADE TO THE FUND?

A. The fund reduced its exposure in the technology sector due to concerns that Asia's economic and currency problems might translate to lower earnings estimates for stocks in this sector. Specifically, we reduced our exposure to Intel and eliminated Applied Materials. We added to our healthcare weighting with Omnicare and Sybron International. Our investment approach is to find what we believe to be high quality growth companies and hold them for the long term to keep the turnover as low as possible. Our hope is to generate long-term capital gains as opposed to short-term capital gains, resulting in lower tax liability for shareholders who own the fund in taxable accounts.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The general environment for equities appears good. Inflation remains low. Interest rates, while somewhat volatile during the first quarter, finished the period virtually unchanged, and corporate earnings, while not stellar, were still favorable on balance. While a slowdown in economic growth due to the problems in Asia may have an impact on earnings in the coming months, we do not expect the fund to be affected as much as the broader market. Since the companies represented in the portfolio are leaders in their respective industries, they are typically less dependent on a strong economy for earnings growth. Although past performance is no guarantee of future results, we continue to believe that the above-average growth demonstrated by these companies will result in above-average performance over the long term.


[GRAPHIC OMITTED]
Photo of David Carlson

                                                   GE Premier Growth Equity Fund


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Energy                             5.5%
Consumer                           21.7%
Capital Goods                      7.4%
Healthcare                         21.8%
Financial Services                 5.1%
Retail                             4.5%
Technology                         18.8%
Utilities                          4.8%
Cash & Other                       10.40%+

+ Includes cash equitized with futures of 3.3%


--------------------------------------------------------------------------------
                           Average Annual Total Return
                       for the period ended March 31, 1998
--------------------------------------------------------------------------------
                                        Since
                6 Mo.      1 Yr.      Inception    Commencement
--------------------------------------------------------------------------------

Class A         16.69%    49.52%       32.82%        12/31/96
--------------------------------------------------------------------------------

Class A*         9.97%    40.94%       26.62%        12/31/96
--------------------------------------------------------------------------------

Class B         16.36%    48.82%       32.17%        12/31/96
--------------------------------------------------------------------------------

Class B*        12.36%    44.82%       29.91%        12/31/96
--------------------------------------------------------------------------------

Class C         16.85%    49.94%       33.19%        12/31/96
--------------------------------------------------------------------------------

Class D         16.98%    50.25%       33.49%        12/31/96
--------------------------------------------------------------------------------

S&P 500         17.21%    48.04%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income by primarily investing in growth-oriented equity securities.


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------


  Carnival Corp. (Class A)            3.30%
--------------------------------------------------------------------------------

  Tele-Communications Inc.
    Liberty Media Group (Series A)    3.27%
--------------------------------------------------------------------------------

  Interpublic Group Cos. Inc.         3.18%
--------------------------------------------------------------------------------

  Lincare Holdings Inc.               3.10%
--------------------------------------------------------------------------------

  Airtouch Communications Inc.        3.09%
--------------------------------------------------------------------------------

  Cardinal Health Inc.                3.06%
--------------------------------------------------------------------------------

  First Data Corp.                    3.05%
--------------------------------------------------------------------------------

  Equifax Inc.                        2.99%
--------------------------------------------------------------------------------

  Automatic Data Processing Inc.      2.83%
--------------------------------------------------------------------------------

  Cisco Systems Inc.                  2.82%
--------------------------------------------------------------------------------


                         * Lipper Performance Comparison
                                Growth Peer Group
           Based on total returns for the period ended March 31, 1998

                               SIX             ONE
                             MONTHS           YEAR

  Number of Funds             936              858
  in peer group:


  Peer group average
  annual total return:      11.55%           42.90%


  Lipper categories
  in peer group:           Growth


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                   GE PREMIER GROWTH EQUITY FUND




                                        NUMBER
                                      OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 89.6%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]CAPITAL GOODS -- 7.4%
Dover Corp.                              18,444         $  700,872
Molex Inc. (Class A)                     23,345            625,938(h)
Waste Management Inc.                    17,447            537,586
                                                         1,864,396

[GRAPHIC OMITTED]CONSUMER -- 21.7%
Carnival Corp. (Class A)                 11,880            828,630
Catalina Marketing Corp.                 13,127            690,808(a)
Cendant Corp.                            17,280            684,720(a)
Comcast UK Cable Partners Ltd.
   (Class A)                             24,591            328,905(a)
Interpublic Group Cos. Inc.              12,877            799,984
NTL Inc.                                 14,954            646,760(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)                23,927            822,491(a)
Walt Disney Co.                           6,148            656,299
                                                         5,458,597

[GRAPHIC OMITTED]ENERGY -- 5.5%
Baker Hughes Inc.                        17,447            702,242
Schlumberger Ltd.                         9,138            692,203
                                                         1,394,445

FINANCIAL -- 5.1%
Citicorp                                  4,320            613,440
Travelers Group Inc.                     11,050            663,000
                                                         1,276,440

[GRAPHIC OMITTED]HEALTHCARE-- 21.8%
Cardinal Health Inc.                      8,723            769,260
Dentsply International Inc.              20,853            650,353(h)
Johnson & Johnson                         9,222            676,088
Lincare Holdings Inc.                    11,050            780,406(a)
Omnicare Inc.                            14,124            559,664
Scherer (R.P.) Corp.                     10,053            678,577(a)
Sybron International Corp.               25,755            672,849(a)
Tenet Healthcare Corp.                   19,025            690,845(a)
                                                         5,478,042


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                    NUMBER
                                  OF SHARES           VALUE
--------------------------------------------------------------------------------

RETAIL TRADE -- 4.5%
Arbor Drugs Inc.                   20,770         $  489,393
Home Depot Inc.                     9,388            633,103
                                                   1,122,496

TECHNOLOGY -
ELECTRONICS AND EQUIPMENT -- 5.1%
Cisco Systems Inc.                 10,385            710,074(a)
Intel Corp.                         7,228            564,236
                                                   1,274,310

[GRAPHIC OMITTED]TECHNOLOGY -
SOFTWARE & SERVICES -- 13.7%
Automatic Data Processing Inc.     10,468            712,479
Equifax Inc.                       20,604            752,046
First Data Corp.                   23,594            766,805(h)
Microsoft Corp.                     7,644            684,138(a)
Reuters Holdings PLC ADR            8,072            521,148
                                                   3,436,616

UTILITIES -- 4.8%
Airtouch Communications Inc.       15,868            776,540(a,h)
WorldCom Inc.                       9,970            429,333
                                                   1,205,873
TOTAL INVESTMENTS IN SECURITIES
   (COST $17,398,797)                             22,511,215

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 9.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $2,476,216)              2,476,216        2,476,216

OTHER ASSETS AND LIABILITIES,
   NET 0.6%                                          150,058
--------------------------------------------------------------------------------

NET ASSETS --  100%                              $25,137,489
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Premier Growth Equity Fund had the following long futures contracts open at March 31, 1998:

                                    NUMBER
                   EXPIRATION         OF          UNDERLYING     UNREALIZED
DESCRIPTION           DATE         CONTRACTS      FACE VALUE        GAIN
--------------------------------------------------------------------------------
S&P 500             June 1998          3           $832,875       $10,838


Icons represent the top five industry weightings in the GE Premier Growth Equity Fund at March 31, 1998.

                                                             GE U.S. Equity Fund

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity operation at GE Investments with total assets of over $30 billion. His responsibilities include overseeing the portfolio management team of the GE U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.


[GRAPHIC OMITTED]
Photo of Gene Bolton

Q. HOW DID THE GE U.S. EQUITY FUND'S INDUSTRY BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. For the six-months ended March 31, 1998, the Standard & Poor's 500 Composite Index posted a 17.21% return. Our Lipper peer group of 780 Growth and Income funds posted an average return of 12.96% for the same period. To see how your class of shares in the U.S. Equity Fund performed compared to its respective benchmarks, please refer to the following page.

Q.   WHAT FACTORS CONTRIBUTED TO THE STOCK MARKET'S PERFORMANCE?

A. Financial services companies continued to benefit from low inflation, declining interest rates and consolidation within the industry. Retail stocks also registered strong gains, thanks largely to the strength of the U.S economy. The aging of America's population helped prop up the values of attractively priced healthcare stocks, while utility stocks benefited from declining interest rates and a move to safe, domestic equities. Despite their attractive valuations and above-average dividend yields, energy stocks were hurt by falling oil prices.

Q.   WHICH STOCKS CONTRIBUTED FAVORABLY TO THE FUND'S TOTAL RETURN?

A. Morgan Stanley, Dean Witter picked up where it left off six months ago with solid investment results during the period. The retail stocks that served us well included Sears Roebuck and Lowes Cos., a building materials supplier. Superior returns were recorded by Pfizer and Bristol-Myers Squibb in the healthcare sector. Our better performing technology stocks included Xerox and Cisco Systems. Other contributors to the fund's positive investment results included Tele-Communications, Inc., a cable operator, and Airtouch Communications, our best performer in the utility sector.

Q.   WHAT NOTEWORTHY CHANGES WERE MADE TO THE PORTFOLIO?

A. We added to our technology sector holdings by purchasing EMC and Sun Microsystems, which should do especially well in the ongoing move toward networking. Temporary weakness in IBM, Equifax and First Data gave us the opportunity to add to our positions in these stocks. In the energy sector, we bought Schlumberger, R&B Falcon and Burlington Resources and sold positions in Amoco, Atlantic Richfield, Texaco and Union Pacific Resources. In the healthcare sector, we took advantage of high prices to reduce our exposure to Pfizer, Schering Plough and added to Merck, whose earnings growth rate is rising, as well as other attractively priced stocks such as Pharmacia & Upjohn and Allergan.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. While not a significant factor in the direction of U.S. stock prices last quarter, the Asian crisis remains a threat to our economy and, therefore, to the domestic financial markets. The crisis, in our judgment, is unlikely to have a major impact on our economy, but it is likely to offset profit growth in certain industries. In turn, we expect inflation to be moderate, earnings growth to slow and stock price gains to return to more modest levels. In this environment, stock selection will be critically important in delivering superior investment results.

                                                             GE U.S. Equity Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Energy & Basic Materials               12.2%
Consumer                               16.3%
Capital Goods                          10.7%
Healthcare                             12.5%
Financial Services                     17.8%
Retail Trade                           4.4%
Technology                             11.0%
Transportation                         2.3%
Utilities                              7.5%
Cash & Other                           5.3%+

+ Includes cash equitized with futures 0f 4.1%


--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------
                                                          Since      Commence-
              6 Mo.     1 Yr.     3 Yr        5 Yr      Inception      ment
--------------------------------------------------------------------------------

Class A      14.59%    44.43%    30.52%       N/A       22.56%        1/1/94
--------------------------------------------------------------------------------

Class A*      7.99%    36.15%    27.97%       N/A       20.86%        1/1/94
--------------------------------------------------------------------------------

Class B      14.27%    43.73%    29.86%       N/A       22.12%      12/22/93
--------------------------------------------------------------------------------

Class B*     10.27%    39.73%    29.46%       N/A       22.12%      12/22/93
--------------------------------------------------------------------------------

Class C      14.74%    44.79%    30.86%     20.63%       21.37%      2/22/93
--------------------------------------------------------------------------------

Class D      14.85%    45.14%    31.18%       N/A       23.05%      11/29/93
--------------------------------------------------------------------------------

S&P 500      17.21%    48.04%    32.82%     22.40%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

A mutual fund designed for investors who seek long-term growth of capital by primarily investing in a diversified portfolio of growth and value stocks of U.S. companies.

--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

  Travelers Group Inc.                2.03%
--------------------------------------------------------------------------------

  Federal National Mortgage Assoc.    1.90%
--------------------------------------------------------------------------------

  Bristol-Myers Squibb Co.            1.87%
--------------------------------------------------------------------------------

  AlliedSignal Inc.                   1.83%
--------------------------------------------------------------------------------

  Merck & Co. Inc.                    1.79%
--------------------------------------------------------------------------------

  International Business Machines     1.73%
--------------------------------------------------------------------------------

  Johnson & Johnson                   1.66%
--------------------------------------------------------------------------------

  Du Pont de Nemours (E.I.) & Co.     1.51%
--------------------------------------------------------------------------------

  Dover Corp.                         1.48%
--------------------------------------------------------------------------------

  Schlumberger Ltd.                   1.45%
--------------------------------------------------------------------------------

                         * Lipper Performance Comparison

Growth and Income Peer Group Based on average annual total returns for the periods ended March 31, 1998

                              SIX         ONE        THREE       FIVE
                            MONTHS       YEAR         YEAR       YEAR
                            ------       ----         ----       ----

  Number of Funds
  in peer group:              780         717         473        287


  Peer group average
  annual total
  return:                   12.96%      40.83%      28.32%     19.39%


  Lipper categories
  in peer group:      Growth & Income, S&P 500 Index


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                             GE U.S. EQUITY FUND

                                            NUMBER
                                          OF SHARES           VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.6%
Air Products & Chemicals Inc.               16,823        $ 1,394,206
Airgas Inc.                                 31,275            539,494(a)
Barrick Gold Corp.                          25,582            553,211
Champion International Corp.                 6,799            369,271
Du Pont de Nemours (E.I.) & Co.            103,654          7,048,472
FMC Corp.                                    1,595            125,207(a)
Great Lakes Chemical Corp.                   3,198            172,692
IMC Global Inc.                             12,794            486,972
Mead Corp.                                  26,863            962,031
Morton International Inc.                   49,635          1,628,648
Newmont Mining Corp.                        49,916          1,525,558
Rayonier Inc.                               16,404            749,458
Union Camp Corp.                             4,797            286,621
W.R. Grace & Co.                             3,840            321,360(a)
Weyerhaeuser Co.                             9,593            542,004
                                                           16,705,205

[GRAPHIC OMITTED]CAPITAL GOODS -- 10.7%
AlliedSignal Inc.                          202,608          8,509,536
AMP Inc.                                     6,719            294,376
Armstrong World Industries Inc.              5,967            516,518
Avery Dennison Corp.                         8,730            465,964
Boeing Co.                                   9,276            483,512
Cooper Industries Inc.                      18,223          1,083,130
Deere & Co.                                 32,618          2,020,277
Dover Corp.                                181,399          6,893,162(h)
Emerson Electric Co.                        81,612          5,320,082
Hubbell Inc. (Class B)                      90,414          4,554,605
Jacobs Engineering Group Inc.                6,718            217,495(a)
Lockheed Martin Corp.                        9,915          1,115,437
Mannesmann AG                                  462            338,216
Martin Marietta Materials Inc.              51,810          2,237,544
Masco Corp.                                  4,351            258,885
Molex Inc. (Class A)                        31,662            848,937
National Service Industries Inc.             8,957            526,784
Parker Hannifin Corp.                        8,955            458,944
Sherwin-Williams Co.                        57,608          2,045,084
Textron Inc.                                73,696          5,674,592
Timken Co.                                  10,872            367,610
Tyco International Ltd.                     11,738            641,188
U.S. Filter Corp.                              314             11,029(a)
U.S.A. Waste Services Inc.                  29,102          1,296,858(a)
United Technologies Corp.                   28,402          2,621,860
Waste Management Inc.                       31,665            975,678
                                                           49,777,303

[GRAPHIC OMITTED]CONSUMER - CYCLICAL -- 8.6%
ACNielsen Corp.                             32,460            858,161(a)
Carnival Corp. (Class A)                    13,434            937,022
Catalina Marketing Corp.                    12,154            639,604(a)
Cendant Corp.                               22,572            894,416(a)
Circus Circus Enterprises Inc.              24,305            510,405(a)

                                               NUMBER
                                             OF SHARES          VALUE
--------------------------------------------------------------------------------

Comcast Corp. (Class A)                        45,063        $ 1,591,287
Comcast UK Cable Partners Ltd.
   (Class A)                                   27,500            367,813(a)
Echlin Inc.                                     6,938            363,811
Federal-Mogul Corp.                             2,400            127,650
Ford Motor Co.                                 30,570          1,981,318
Gannett Inc.                                   54,488          3,916,325
General Motors Corp.                            4,796            323,430
Goodyear Tire & Rubber Co.                     14,073          1,066,030
Harman International Industries Inc.            12,156           534,864
Interpublic Group Cos. Inc.                    51,448          3,196,207
ITT Industries Inc.                            17,590            669,519
Knight-Ridder Inc.                             14,393            804,209
McDonald's Corp.                               50,329          3,019,740
Metromedia International Group Inc.             7,332            111,355(a)
NTL Inc.                                       64,366          2,783,830(a)
Safety-Kleen Corp.                              9,594            272,230
Stanley Works                                  27,631          1,540,428
Tele-Communications Inc. (Series A)            68,715          2,136,607
Tele-Communications Inc. Liberty
   Media Group (Series A)                      25,272            868,725(a)
Tele-Communications TCI Ventures
   Group                                       21,346            374,889(a)
Time Warner Inc.                               18,456          1,328,832
Viad Corp.                                      6,397            155,127
Walt Disney Co.                                47,829          5,105,746(h)
Xerox Corp.                                    32,229          3,430,374
                                                              39,909,954

CONSUMER - STABLE -- 7.7%
Anheuser Busch Cos. Inc.                       67,542          3,128,039(h)
Archer-Daniels Midland Co.                     28,785            631,471
Avon Products Inc.                             19,096          1,489,488
Bestfoods                                      17,108          1,999,498
Coca Cola Co.                                   2,698            208,926
Colgate-Palmolive Co.                          20,865          1,807,431
Conagra Inc.                                   35,179          1,130,125
General Mills Inc.                             15,931          1,210,756
Gillette Co.                                    5,167            613,258
Hershey Foods Corp.                             6,239            446,868
International Multifoods Corp.                  4,796            143,580
Kellogg Co.                                     7,195            310,284
Kimberly Clark Corp.                           83,657          4,193,307
Nestle S.A. (Regd.)                               488            932,466
Pepsico Inc.                                  131,020          5,592,916
Philip Morris Cos. Inc.                        99,720          4,157,078(h)
Procter & Gamble Co.                           33,104          2,793,150
Ralston Purina Co.                             15,638          1,657,628
Sara Lee Corp.                                 35,893          2,211,906
Sysco Corp.                                    17,910            458,944
Unilever N.V.                                  11,204            768,875
                                                              35,885,994

[GRAPHIC OMITTED]ENERGY -- 8.6%
Amoco Corp.                                    13,196          1,139,804
Anadarko Petroleum Co.                         10,234            706,146
Atlantic Richfield Co.                         17,267          1,357,618
Baker Hughes Inc.                              52,771          2,124,033
British Petroleum PLC ADR                      19,024          1,637,253
Burlington Resources Inc.                      62,719          3,006,592
Diamond Offshore Drilling Inc.                  4,478            203,189


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                  GE U.S. Equity Fund March 31, 1998 (unaudited)




                                         NUMBER
                                       OF SHARES            VALUE
--------------------------------------------------------------------------------

Elf Aquitaine S.A. ADR                    5,596         $  362,341
Exxon Corp.                              96,212          6,506,336(h)
Halliburton Co.                           6,393            320,849
Mobil Corp.                              52,022          3,986,186
Nabors Industries Inc.                   34,545            818,285(a)
Occidental Petroleum Corp.               12,792            374,965
Pennzoil Co.                              3,835            247,837
R & B Falcon Corp.                       23,025            682,116(a)
Royal Dutch Petroleum Co. ADR            75,471          4,287,696
Schlumberger Ltd.                        89,257          6,761,218
Texaco Inc.                              29,064          1,751,106
Tosco Corp.                              11,191            394,483
Total S.A. ADR                           14,711            883,579
Unocal Corp.                             50,131          1,939,443
Valero Energy Corp.                       6,074            202,720
YPF Sociedad Anonima ADR
   (Class D)                             12,792            434,928
                                                        40,128,723

[GRAPHIC OMITTED]FINANCIAL -- 12.1%
American Express Co.                     48,695          4,470,810(h)
AmSouth Bancorp.                          5,984            353,430
Bank of New York Inc.                    21,009          1,319,628
BankAmerica Corp.                        24,348          2,011,753
BankBoston Corp.                         24,621          2,714,465
Beneficial Corp.                          1,279            158,996
Chase Manhattan Corp.                    19,953          2,691,161
Citicorp                                 41,351          5,871,842
Comerica Inc.                             3,198            338,388
CoreStates Financial Corp.                6,396            574,041
Countrywide Credit Industries             7,291            387,790
Crestar Financial Corp.                   7,076            418,369
Edwards A.G. Inc.                        12,393            542,194
Federal National Mortgage Assoc.        139,836          8,844,627
First Chicago NBD Corp.                   7,997            704,736
First of America Bank Corp.               6,441            557,146
First Union Corp.                         6,396            362,973
Fleet Financial Group Inc.                5,759            489,875
GATX Corp.                                2,142            167,076
ING Groep N.V. ADR                        9,594            546,258
Mellon Bank Corp.                        20,978          1,332,103
Merrill Lynch & Co. Inc.                  5,760            478,080
Morgan Stanley, Dean Witter              67,893          4,947,702
National City Corp.                       7,995            586,133
Norwest Corp.                            13,431            558,226
State Street Corp.                       19,308          1,314,151
Summit Bancorp.                           4,479            224,230
T. Rowe Price & Associates                5,167            363,628
Travelers Group Inc.                    157,730          9,463,800
United States Bancorp.                    9,914          1,236,771
Wachovia Corp.                            6,396            542,461
Waddell & Reed Financial Inc.
   (Class A)                              2,897             75,322(a)
Wells Fargo & Co.                         4,607          1,526,069
                                                        56,174,234

[GRAPHIC OMITTED]HEALTHCARE -- 12.5%
Abbott Laboratories                      80,187          6,039,083
Allergan Inc.                            72,601          2,758,838

                                          NUMBER
                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

Alza Corp.                                5,757         $  257,986
American Home Products Corp.             15,384          1,467,249(h)
Baxter International Inc.                16,825            927,478
Bristol-Myers Squibb Co.                 83,333          8,692,674
Cardinal Health Inc.                     34,284          3,023,420
Columbia/HCA Healthcare Corp.             5,116            164,991
Dentsply International Inc.              21,429            668,317
Eli Lilly & Co.                           8,426            502,400
Johnson & Johnson                       105,622          7,743,413
Lincare Holdings Inc.                    12,782            902,729(a)
Merck & Co. Inc.                         64,950          8,337,956
Omnicare Inc.                             3,197            126,681
Pfizer Inc.                              53,726          5,355,811
Pharmacia & Upjohn Inc.                  17,589            769,519
Scherer (R.P.) Corp.                     16,360          1,104,300(a)
Schering Plough Corp.                    34,216          2,795,019
Shire Pharmaceuticals Group
   PLC ADR                                5,117            109,696(a)
Smithkline Beecham PLC ADR               43,515          2,722,407
Sun Healthcare Group Inc.                13,870            258,329(a)
Sybron International Corp.               19,186            501,234(a)
Tenet Healthcare Corp.                   12,470            452,817(a)
Watson Pharmaceuticals Inc.              73,692          2,652,912(a)
                                                        58,335,259

INSURANCE -- 5.7%
American International Group Inc.        38,369          4,832,096
AXA-UAP                                   5,117            526,768
Chubb Corp.                              30,323          2,376,565
CIGNA Corp.                               1,597            327,385
Equitable Cos. Inc.                       5,439            306,964
General Reinsurance Corp.                21,904          4,832,570
Hartford Financial Services
   Group Inc.                             6,255            678,668
Jefferson-Pilot Corp.                     3,836            341,164
Lincoln National Corp.                   17,364          1,473,769
Loews Corp.                              38,448          4,008,204
Marsh & McLennan Cos. Inc.               33,653          2,938,328
Provident Cos. Inc.                      63,321          2,172,702
Reliastar Financial Corp.                22,262          1,025,443
UNUM Corp.                               16,534            912,470
                                                        26,753,096

RETAIL TRADE -- 4.4%
Arbor Drugs Inc.                         37,412            881,520
Costco Cos. Inc.                         20,467          1,092,426(a)
Dayton Hudson Corp.                      25,745          2,265,560
Federated Department Stores Inc.         31,665          1,640,643(a)
Home Depot Inc.                          50,471          3,403,638
Lowes Cos. Inc.                          23,925          1,679,236
Sears Roebuck & Co.                      49,932          2,867,969
Toys 'R Us Inc.                          12,796            384,680(a)
Wal-Mart Stores Inc.                    118,772          6,035,102
                                                        20,250,774

TECHNOLOGY -
ELECTRONICS AND EQUIPMENT -- 6.0%
Analog Devices Inc.                      12,154            404,120(a)
Applied Materials Inc.                   10,220            360,894(a)
Cisco Systems Inc.                       53,013          3,624,764(a)
DSC Communications Corp.                    372              6,766(a)



----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)

--------------------------------------------------------------------------------
                                        NUMBER
                                      OF SHARES        VALUE
--------------------------------------------------------------------------------

EG & G Inc.                             7,995       $  232,355
EMC Corp.                              26,223          991,557(a)
Hewlett Packard Co.                    34,175        2,165,841
Intel Corp.                            68,439        5,342,519
International Business Machines        77,395        8,039,406
Perkin Elmer Corp.                      8,950          647,197
Pitney Bowes Inc.                      63,911        3,207,533
Storage Technology Corp.                7,035          535,100(a)
Sun Microsystems Inc.                  31,839        1,328,283(a)
Varian Associates Inc.                 18,228        1,009,375
                                                    27,895,710

TECHNOLOGY - SOFTWARE & SERVICES -- 4.4%
Automatic Data Processing Inc.         55,858        3,801,835
Computer Associates
   International Inc.                  17,267          997,169
Computer Sciences Corp.                 2,558          140,690
Equifax Inc.                          155,647        5,681,116
First Data Corp.                      185,723        6,035,997
Microsoft Corp.                        11,000          984,500(a)
Reuters Holdings PLC ADR               36,565        2,360,728
Symantec Corp.                          7,676          206,772(a)
UNOVA Inc.                              9,597          191,940(a)
                                                    20,400,747

TRANSPORTATION -- 2.3%
Burlington Northern Santa Fe           32,577        3,388,008
Canadian Pacific Ltd.                  57,563        1,698,108
Continental Airlines Inc. (Class B)    43,494        2,557,991(a)
Delta Air Lines Inc.                    3,839          453,962
FDX Corp.                               3,838          272,978(a)
KLM Royal Dutch Air Lines N.V.          9,594          389,756
Pittston Brinks Group                  12,471          475,457
U.S. Airways Group Inc.                 2,239          165,966(a)
UAL Corp.                              12,793        1,188,949(a)
                                                    10,591,175

UTILITIES -- 7.5%
Airtouch Communications Inc.          124,222        6,079,114(a)
American Electric Power Inc.           21,748        1,092,837
American Telephone &
   Telegraph Corp.                     35,719        2,344,059
Bell Atlantic Corp.                    35,812        3,670,730
Bellsouth Corp.                        19,831        1,339,832
CMS Energy Corp.                       14,709          690,404
Duke Energy Corp.                      33,577        1,999,930
Edison International                    7,036          206,683
El Paso Natural Gas Co.                10,269          724,606
Florida Progress Corp.                 21,749          906,661
FPL Group Inc.                         16,535        1,062,374
GTE Corp.                              32,781        1,962,762
Illinova Corp.                          6,396          193,079
MCI Communications Corp.                5,117          253,292
MCN Corp.                              15,029          561,709


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                       NUMBER
                                     OF SHARES          VALUE
--------------------------------------------------------------------------------

New Century Energies Inc.              13,431       $  676,587
Northern States Power Co.               8,955          528,345
Pinnacle West Capital Corp.            12,792          568,445
SBC Communications Inc.               113,482        4,950,652
Sonat Inc.                             11,514          500,859
Sprint Corp.                           17,911        1,212,351
Teleport Communications
   Group, Inc.                          5,116          300,565(a)
U.S. WEST Communications Group         19,188        1,050,543
WorldCom Inc.                          49,172        2,117,469
                                                    34,993,888
TOTAL COMMON STOCK
   (Cost $299,011,769)                             437,802,062

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), $2.20
   (Cost $3,375,176)                   28,143        2,603,227

TOTAL INVESTMENTS IN SECURITIES
   (Cost $301,386,945)                             440,405,289

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund      22,874,103      22,874,103


                                       PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------------------------

TIME DEPOSIT
State Street Cayman Islands
5.75%   04/01/98                      $ 485,000        485,000
TOTAL SHORT-TERM INVESTMENTS
   (Cost $23,359,103)                               23,359,103

OTHER ASSETS AND LIABILITIES,
   NET 0.3%                                          1,497,664
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                $465,262,056
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE U.S. Equity Fund had the following long futures contracts open at March 31, 1998:

                                    NUMBER
                      EXPIRATION      OF          UNDERLYING      UNREALIZED
DESCRIPTION             DATE      CONTRACTS       FACE VALUE        GAIN
--------------------------------------------------------------------------------
S&P 500               June 1998      68           $18,878,500      $95,474


Icons represent the top five industry weightings in the GE U.S. Equity Fund at March 31, 1998.

                                                          GE Mid-Cap Growth Fund

Q&A

Elaine G. Harris is the Portfolio Manager of the GE Mid-Cap Growth Fund. Elaine is currently a Senior Vice President of GE Investments and manages equity assets which exceed $1 billion. She has more than 14 years of investment experience and has held positions with GE Investments since 1993. From 1991 to 1993, Elaine served as Senior Vice President and Portfolio Manager at SunAmerica Asset Management and, before that, as Portfolio Manager at Alliance Capital Management Company and in various positions at Fidelity Management and Research Corporation. Elaine is a member of the New York Society of Security Analysts. She holds an MBA in Finance from the Wharton School and a BA in Math and Computer Science from Tufts University.


[GRAPHIC OMITTED]
Photo of Elaine G. Harris


Q. HOW DID THE GE MID-CAP GROWTH FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. For the six-month period ended March 31, 1998, the Standard & Poor's Mid-Cap 400 Index returned 11.93%. Our Lipper peer group of 295 Mid-Cap funds posted an average return of 8.41% for the same period. To see how your class of shares in the Mid-Cap Growth Fund performed compared to their respective benchmarks, please refer to the following page.

Q.   PLEASE ELABORATE ON THE FUND'S PERFORMANCE.

A. While underperforming its peers and benchmark for the last six months, the fund has outperformed since the beginning of 1998 following a restructuring during the fourth quarter of 1997 after GEIM took over management. Retail stocks contributed favorably to our investment results. Brand name apparel makers were among the better performers within the retail group. Specifically, we enjoyed good investment results from our exposure to Jones Apparel, St. John Knits and Wolverine Worldwide. Other stocks that contributed to our investment results include United Rentals, an equipment rental company that is rapidly expanding through acquisitions; HealthCare Financial Partners, a specialty lender; Compuware, a mainframe software company; and Gilat Satellite Networks, a satellite company based in Israel that specializes in setting up telephone service in third-world countries.

Q.   WHAT NOTABLE CHANGES WERE MADE TO THE FUND?

A. Fearing an economic backlash from the Asian financial crisis, we reduced our exposure to technology stocks. Many of these companies depend on Asia for a significant portion of their revenues. This strategy proved effective late in the period as companies that failed to meet analysts' earnings expectations weighed heavily on stock prices in this sector.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Our outlook for mid-cap stocks remains positive. Since mid-cap stocks have not kept pace with their large-cap counterparts for many quarters, values can still be found. The major threat remains a flare-up in the Asian economic crisis. While the stock market shrugged off the Asian flu in recent months, uncertainty about the future course of events continues to pose a threat to the U.S. economy. Continuing economic problems in Asia may result in a flood of cheap Asian products into the U.S., which would put pressure on U.S. corporations to lower prices, thereby impacting their earnings potential. Furthermore, with the U.S. dollar already strong against most major currencies, any downturn in Asian demand would put pressure on U.S. corporations with a strong export business. Given this scenario, we intend to focus on high-quality companies with broadly diversified global exposure.

                                                          GE Mid-Cap Growth Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Energy & Basic Materials             9.5%
Consumer                             8.4%
Capital Goods                        16.2%
Healthcare                           11.5%
Financial Services                   18.3%
Retail Trade                         9.1%
Technology                           10.2%
Transportation                       4.1%
Utilities                            2.3%
Cash & Other                         10.4%+


+ Includes cash equitized with futures of 2.0%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------

                                                   Since
               6 Mo.       1 Yr.       3 Yr      Inception     Commencement
--------------------------------------------------------------------------------

Class A        7.22%      45.35%     26.40%      19.37%           9/8/93
--------------------------------------------------------------------------------

Class A*       1.05%      36.99%     23.93%      17.83%           9/8/93
--------------------------------------------------------------------------------

Class B        6.90%      44.45%     25.59%      18.56%           9/8/93
--------------------------------------------------------------------------------

Class B*       4.57%      41.29%     25.16%      18.56%           9/8/93
--------------------------------------------------------------------------------

Class C         N/A         N/A        N/A        6.46%          10/2/97
--------------------------------------------------------------------------------

Class D         N/A         N/A        N/A       11.20%           1/5/98
--------------------------------------------------------------------------------

S&P 400       11.93%      49.23%     28.23%
--------------------------------------------------------------------------------

* With Load


                               Investment Profile

GE Mid-Cap Growth Fund's investment objective is long-term growth of capital which the fund seeks to achieve by investing primarily in equity securities of companies with medium-sized market capitalization that have the potential for above-average growth.

--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

  HealthCare Financial Partners Inc.   1.45%
--------------------------------------------------------------------------------

  First Commerce Corp.                 1.42%
--------------------------------------------------------------------------------

  HBO & Co.                            1.34%
--------------------------------------------------------------------------------

  Barnes & Noble Inc.                  1.33%
--------------------------------------------------------------------------------

  SunGard Data Systems Inc.            1.31%
--------------------------------------------------------------------------------

  Comdisco Inc.                        1.25%
--------------------------------------------------------------------------------

  Sterling Commerce Inc.               1.23%
--------------------------------------------------------------------------------

  Tyco International Ltd.              1.22%
--------------------------------------------------------------------------------

  Equitable Cos. Inc.                  1.22%
--------------------------------------------------------------------------------

  Airtouch Communications Inc.         1.21%
--------------------------------------------------------------------------------

                         * Lipper Performance Comparison

                               Mid-Cap Peer Group
           Based on average annual total returns for the periods ended
                                 March 31, 1998

                               SIX         ONE         THREE
                             MONTHS        YEAR         YEAR
                             ------        ----         ----
  Number of Funds
  in peer group:                295         274          157


  Peer group average
  annual total return:        8.41%      43.06%        24.46%


  Lipper categories
  in peer group:              Mid-Cap


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                             MID-CAP GROWTH FUND

                                         NUMBER
                                       OF SHARES            VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 89.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.9%
Crompton & Knowles Corp.                 16,330         $  472,549
Minerals Technologies Inc.                9,237            465,314
Morton International Inc.                11,876            389,681
                                                         1,327,544

[GRAPHIC OMITTED]CAPITAL GOODS -- 16.2%
AlliedSignal Inc.                         9,897            415,674
AVX Corp.                                12,206            245,646
Berg Electronics Corp.                   18,141            465,997(a)
Case Corp.                                6,103            415,767
Deere & Co.                               7,588            469,982
Dover Corp.                              12,536            476,368
Hexcel Corp.                             14,020            385,550(a)
Hubbell Inc. (Class B)                    8,742            440,378
Kennametal Inc.                           8,412            442,682
Martin Marietta Materials Inc.           11,711            505,769
Masco Corp.                               8,907            529,966
Molex Inc. (Class A)                     12,990            348,294
Textron Inc.                              6,433            495,341
Thermo Electron Corp.                    10,557            426,239(a)
Thomas & Betts Corp.                      7,423            475,072
Tyco International Ltd.                  10,227            558,650
U.S. Filter Corp.                         9,897            347,632(a)
                                                         7,445,007

[GRAPHIC OMITTED]
CONSUMER - CYCLICAL-- 7.3%
Cendant Corp.                            13,476            533,986(a)
CKS Group Inc.                           10,557            198,604(a)
Interpublic Group Cos. Inc.               8,412            522,595
Jacor Communications Inc.                 9,237            544,983(a)
Jones Apparel Group Inc.                  7,917            435,930(a)
Sunbeam Corp.                             9,402            414,276
United Rentals Inc.                      11,018            286,468(a)
Wolverine World Wide Inc.                15,505            438,016
                                                         3,374,858

CONSUMER - STABLE -- 1.1%
Sealed Air Corp.                          7,588            497,014(a)

ENERGY -- 6.6%
Anadarko Petroleum Co.                    5,773            398,337
Apache Corp.                              9,897            363,715(h)
BJ Services Co.                          11,216            408,683(a)
Burlington Resources Inc.                 8,049            385,849
Nabors Industries Inc.                   10,557            250,069(a)
Schlumberger Ltd.                         5,113            387,310
Tosco Corp.                              12,371            436,077
USX-Marathon Group                       11,216            422,002
                                                         3,052,042

                                          NUMBER
                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
FINANCIAL -- 13.9%
American Express Co.                        5,113      $  469,437(h)
Comdisco Inc.                              13,196         575,675
Crestar Financial Corp.                     8,742         516,871
FINOVA Group Inc.                           8,907         524,400
First American Corp.                        8,742         428,358
First Commerce Corp.                        7,588         650,671
Firstar Corp.                              11,216         443,032
GATX Corp.                                  6,433         501,774
HealthCare Financial Partners Inc.         14,020         664,197(a)
Imperial Credit Industries Inc.            16,330         386,817(a)
New Century Financial Corp.                23,422         231,292(a)
Summit Bancorp.                             9,402         470,688
Travelers Group Inc.                        8,907         534,420
                                                        6,397,632

[GRAPHIC OMITTED]
HEALTHCARE-- 11.5%
Baxter International Inc.                   7,917         436,425
Cardinal Health Inc.                        5,938         523,657
Covance Inc.                               19,629         482,137(a)
HBO & Co.                                  10,227         617,455
Henry Schein Inc.                          11,711         486,007(a)
McKesson Corp.                              8,248         476,322
Medpartners Inc.                            7,422          76,076(a)
Mylan Laboratories Inc.                    13,436         309,028(h)
Sybron International Corp.                 19,464         508,497(a)
Tenet Healthcare Corp.                     14,680         533,067(a)
Teva Pharmaceutical
   Industries Ltd. ADR                      7,423         317,333
United Healthcare Corp.                     8,082         523,310
                                                        5,289,314

INSURANCE -- 4.4%
American International Group Inc.           4,124         519,366(h)
Equitable Cos. Inc.                         9,897         558,562
Hartford Financial Services
   Group Inc.                               4,783         518,956
Provident Cos. Inc.                        12,206         418,818
                                                        2,015,702

[GRAPHIC OMITTED]
RETAIL TRADE -- 9.1%
Barnes & Noble Inc.                        15,670         611,130(a)
Consolidated Stores Corp.                   9,732         417,868(a)
Federated Department Stores Inc.            9,402         487,141(a)
General Nutrition Cos. Inc.                13,855         550,736(a)
Pier 1 Imports Inc.                        13,258         359,623
Polo Ralph Lauren Corp. (Class A)           8,412         252,886(a)
Samsonite Corp.                             5,773         169,582(a)
St. John Knits Inc.                         9,072         428,652
Tiffany & Co.                               9,237         449,726
Zale Corp.                                 15,010         433,414(a,h)
                                                        4,160,758


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)


                                         NUMBER
                                       OF SHARES         VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - ELECTRONICS
AND EQUIPMENT -- 4.9%
Analog Devices Inc.                      12,206      $  405,850(a)
Gilat Satellite Networks Ltd.            11,381         415,406(a)
Nokia Corp. ADR                           4,618         498,455
Northern Telecom Ltd.                     7,918         511,701
Perkin Elmer Corp.                        5,608         405,529
                                                      2,236,941

TECHNOLOGY -
SOFTWARE & SERVICES-- 5.3%
Cadence Design Systems Inc.              15,505         536,861(a)
Compuware Corp.                           5,526         272,846(a)
National Data Corp.                      10,721         445,592
Sterling Commerce Inc.                   12,206         566,053(a)
SunGard Data Systems Inc.                16,330         601,148(a)
                                                      2,422,500

TRANSPORTATION -- 4.1%
Canadian Pacific Ltd.                    14,020         413,590
CNF Transportation Inc.                   9,897         355,673
Laidlaw Inc.                             26,226         416,338(h)
U.S. Xpress Enterprises Inc.
   (Class A)                             16,495         342,271(a)
Wisconsin Central Transportation
   Corp.                                 12,536         352,967(a)
                                                      1,880,839

UTILITIES -- 2.3%
Airtouch Communications Inc.             11,381         556,958(a)
WorldCom Inc.                            11,381         490,094
                                                      1,047,052
TOTAL INVESTMENTS IN SECURITIES
   (COST $36,487,719)                                41,147,203


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                        NUMBER
                                      OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 10.8%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $4,937,058)                   4,937,058      $ 4,937,058

OTHER ASSETS AND LIABILITIES,
   NET (0.4%)                                            (176,808)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                    $45,907,453
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Mid-Cap Growth Fund had the following long futures contracts open at March 31, 1998:

                                          NUMBER
                         EXPIRATION        OF          UNDERLYING    UNREALIZED
DESCRIPTION                DATE         CONTRACTS       FACE VALUE     GAIN
--------------------------------------------------------------------------------
S&P Mid-Cap
   400                    June 1998          5           $933,625     $18,725


Icons represent the top five industry weightings in the GE Mid-Cap Growth Fund at March 31, 1998.

                                                            GE Value Equity Fund

Q&A

Peter J. Hathaway is the Portfolio Manager for the GE Value Equity Fund. He is currently a Senior Vice President of GE Investments and manages equity assets of over $6 billion. Pete has more than 36 years of investment experience and has held positions with GE Investments since 1985. Pete was Senior Vice President and portfolio manager at Ameritrust from 1975 to 1985, and previously he held investment positions at Merrill Lynch, Equitable Life and US Trust. He holds an MBA from the Wharton School at the University of Pennsylvania and a BS in Finance from Arizona State University.

Q. HOW DID THE GE VALUE EQUITY FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. For the six-month period ended March 31, 1998, the Standard & Poor's 500/Barra Value Index returned 14.03%. Our Lipper peer group of 780 Growth and Income funds posted an average return of 12.96% for the same period. To see how your class of shares in the Value Equity Fund performed compared to its respective benchmarks, please refer to the following page.

Q.   WHAT DROVE THE FUND'S PERFORMANCE.

A. Large-cap stocks continued to generate solid investment results in an environment of low inflation. But some sectors fared better than others:
     The strong economy helped the fund's retail stocks and other economically sensitive companies, as consumers continued to show optimism about their rising income levels. Financial stocks benefited from the wave of consolidations sweeping the industry. Transportation stocks, especially airlines, enjoyed solid gains, thanks in part to lower oil prices. However, falling oil prices hurt our exposure in the energy industry. Finally, our performance in the technology sector was mixed, as companies that announced negative earnings surprises, primarily due to falling Asia demand, proved to be a drag on even the best quality companies in the sector.

Q.   WHICH STOCKS CONTRIBUTED FAVORABLY TO THE FUND'S PERFORMANCE?

A. Some of the better performing stocks that received a boost from the strong economy included Lowes Cos., a building material supplier, and retailers Sears Roebuck and Dayton Hudson. Financial companies, such as Morgan Stanley, Dean Witter and Citicorp also fared well. Xerox recorded solid investment results following the introduction of two products that were well received in the marketplace. Airline stocks, such as Continental, posted above-average gains. Two technology stocks that fared well for the fund were EMC, an information storage provider, and Sun Microsystems, a maker of servers and network workstations. Both companies benefited from business activities associated with the internet.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED IT GOING
     FORWARD?

A. Looking ahead, we remain optimistic about the outlook for financial and transportation stocks for the same reasons that have fueled their advance in the first quarter. Since we believe the current oversupply in oil due to last winter's unusually warm climate is only temporary, our long-term outlook on energy stocks remains favorable based on their attractive valuations and dividend yields. As always, we will continue to focus on what we believe to be financially sound, well-managed companies with consistent long-term earnings growth potential selling at reasonable valuations compared to the market. Our strategy will be to hold these types of securities over the long term and to use market downturns to add to their positions at more favorable prices. Portfolio turnover is expected to be low. Our hope is to generate long-term capital gains as opposed to short-term capital gains, resulting in lower tax liability for shareholders who own the fund in taxable accounts.


[GRAPHIC OMITTED]
Photo of Peter J. Hathaway

                                                            GE Value Equity Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Energy & Basic Materials       12.0%
Consumer                       13.8%
Capital Goods                  10.0%
Healthcare                     10.8%
Financial Services             18.7%
Retail Trade                    6.0%
Technology                     10.2%
Transportation                  3.6%
Utilities                       9.7%
Cash & Other                    5.2%+

+ Includes cash equitized with futures of 4.2%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------

                                                   Since
                 6 Mo.      1 Yr.      3 Yr      Inception    Commencement
--------------------------------------------------------------------------------

Class A         14.92%     45.99%     30.28%      20.86%        9/8/93
--------------------------------------------------------------------------------

Class A*         8.32%     37.60%     27.73%      19.30%        9/8/93
--------------------------------------------------------------------------------

Class B         14.59%     45.04%     29.37%      20.04%        9/8/93
--------------------------------------------------------------------------------

Class B*        11.43%     41.05%     28.97%      20.04%        9/8/93
--------------------------------------------------------------------------------

Class C           N/A        N/A        N/A       14.07%       10/2/97
--------------------------------------------------------------------------------

Class D           N/A        N/A        N/A       12.40%        1/5/98
--------------------------------------------------------------------------------

S&P/Barra
  500 Value     14.03%     42.48%     30.25%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

GE Value Equity Fund's investment objective is long-term growth of capital and future income which the Fund seeks to achieve by investing primarily in equity securities of companies with large-sized market capitalization that the Fund's management considers to be undervalued by the market.


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

  International Business Machines     2.51%
--------------------------------------------------------------------------------

  Du Pont de Nemours (E.I.) & Co.     2.13%
--------------------------------------------------------------------------------

  Bristol-Myers Squibb Co.            2.06%
--------------------------------------------------------------------------------

  Wal-Mart Stores Inc.                1.99%
--------------------------------------------------------------------------------

  Morgan Stanley, Dean Witter         1.93%
--------------------------------------------------------------------------------

  Merck & Co. Inc.                    1.90%
--------------------------------------------------------------------------------

  Johnson & Johnson                   1.58%
--------------------------------------------------------------------------------

  Federal National Mortgage Assoc.    1.50%
--------------------------------------------------------------------------------

  Textron Inc.                        1.48%
--------------------------------------------------------------------------------

  Travelers Group Inc.                1.44%
--------------------------------------------------------------------------------

                         * Lipper Performance Comparison

                          Growth and Income Peer Group

           Based on average annual total returns for the periods ended
                                 March 31, 1998

                              SIX             ONE            THREE
                              MONTHS          YEAR           YEAR
                              ------          ----           ----
  Number of Funds
  in peer group:                780            717            473

  Peer group average
  annual total return:        12.96%         40.83%         28.32%

  Lipper categories
  in peer group:               Growth & Income, S&P 500 Index


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                       NUMBER
                                     OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.8%
Barrick Gold Corp.                      7,776       $  168,156
Du Pont de Nemours (E.I.) & Co.        20,912        1,422,016
Mead Corp.                              5,054          180,996
Newmont Mining Corp.                   13,608          415,894
Rayonier Inc.                           3,802          173,704
Weyerhaeuser Co.                        2,917          164,811
                                                     2,525,577

[GRAPHIC OMITTED]
CAPITAL GOODS -- 10.0%
AlliedSignal Inc.                      18,785          788,970(h)
Armstrong World Industries Inc.         1,814          157,024
Boeing Co.                              1,555           81,054
Cooper Industries Inc.                  5,538          329,165
Deere & Co.                             7,722          478,281
Dover Corp.                            14,905          566,390
Emerson Electric Co.                   10,527          686,229
Hubbell Inc. (Class B)                 10,497          528,786
Jacobs Engineering Group Inc.           2,040           66,045(a)
Lockheed Martin Corp.                   3,013          338,963
Martin Marietta Materials Inc.         10,303          444,961
Parker Hannifin Corp.                   2,722          139,503
Sherwin-Williams Co.                    7,096          251,908
Textron Inc.                           12,845          989,065
Timken Co.                              3,305          111,750
U.S.A. Waste Services Inc.              3,500          155,969(a)
United Technologies Corp.               5,215          481,410
Waste Management Inc.                   3,449          106,272
                                                     6,701,745
CONSUMER - CYCLICAL -- 5.8%
ACNielsen Corp.                         2,722           71,963(a)
Ford Motor Co.                          6,804          440,984
Gannett Inc.                            4,963          356,716
Goodyear Tire & Rubber Co.              4,276          323,907
Interpublic Group Cos. Inc.             2,722          169,104
ITT Industries Inc.                     1,944           73,994
Knight-Ridder Inc.                        972           54,311
McDonald's Corp.                        8,359          501,540
Stanley Works                           3,009          167,752
Tele-Communications Inc. (Series A)     3,888          120,892
Time Warner Inc.                        1,361           97,992
Walt Disney Co.                         5,342          570,258
Xerox Corp.                             8,748          931,115
                                                     3,880,528
CONSUMER - STABLE -- 8.0%
Anheuser Busch Cos. Inc.               11,664          540,189(h)
Archer-Daniels Midland Co.              8,748          191,909
Bestfoods                               3,888          454,410
Colgate-Palmolive Co.                   2,811          243,503
Conagra Inc.                           10,692          343,480
General Mills Inc.                      3,345          254,220
Kimberly Clark Corp.                    6,415          321,552
Nestle S.A. (Regd.)                       149          284,708
Pepsico Inc.                           18,019          769,186(h)
Philip Morris Cos. Inc.                 8,359          348,466
Procter & Gamble Co.                    6,651          561,178
Ralston Purina Co.                      3,307          350,542

                                         NUMBER
                                       OF SHARES       VALUE
--------------------------------------------------------------------------------

Sara Lee Corp.                            8,748      $  539,095
Sysco Corp.                               5,444         139,503
                                                      5,341,941

[GRAPHIC OMITTED]ENERGY -- 8.2%
Amoco Corp.                               2,009         173,527
Atlantic Richfield Co.                       68           5,347
Baker Hughes Inc.                         1,763          70,961
British Petroleum PLC ADR                 4,314         371,274
Burlington Resources Inc.                 8,748         419,357
Diamond Offshore Drilling Inc.            1,363          61,846
Exxon Corp.                              13,745         929,506
Halliburton Co.                           1,999         100,325
Mobil Corp.                              11,077         848,775
Nabors Industries Inc.                    4,859         115,098(a)
Occidental Petroleum Corp.                3,888         113,967
R & B Falcon Corp.                        5,541         164,152(a)
Royal Dutch Petroleum Co. ADR            10,580         601,076
Schlumberger Ltd.                         6,998         530,098
Texaco Inc.                               6,462         389,335
Total S.A. ADR                            4,483         269,260
Unocal Corp.                              5,832         225,626
YPF Sociedad Anonima ADR
  (Class D)                               2,916          99,144
                                                      5,488,674

[GRAPHIC OMITTED]FINANCIAL -- 13.1%
American Express Co.                      7,582         696,122
AmSouth Bancorp.                          1,818         107,376
Bank of New York Inc.                     3,888         244,215
BankAmerica Corp.                         2,138         176,652
BankBoston Corp.                          3,499         385,765
Chase Manhattan Corp.                     2,916         393,295
Citicorp                                  5,499         780,858
Comerica Inc.                               944          99,887
CoreStates Financial Corp.                1,944         174,474
Crestar Financial Corp.                   2,138         126,409
Edwards A.G. Inc.                         3,767         164,806
Federal National Mortgage Assoc.         15,832       1,001,374
First Chicago NBD Corp.                   2,429         214,056
First of America Bank Corp.               1,930         166,945
First Union Corp.                         1,944         110,322
Fleet Financial Group Inc.                1,749         148,774
ING Groep N.V. ADR                        2,916         166,030
Mellon Bank Corp.                         3,484         221,234
Merrill Lynch & Co. Inc.                  1,778         147,574
Morgan Stanley, Dean Witter              17,691       1,289,232
National City Corp.                       1,944         142,520
Norwest Corp.                             4,051         168,370
Summit Bancorp.                           1,362          68,185
T. Rowe Price & Associates                1,571         110,559
Travelers Group Inc.                     16,052         963,120
United States Bancorp.                    2,429         303,018
Wachovia Corp.                            1,944         164,875
Waddell & Reed Financial Inc.
   (Class A)                                881          22,906(a)
                                                      8,758,953

[GRAPHIC OMITTED]HEALTHCARE-- 10.8%
Abbott Laboratories                       7,776         585,630
Allergan Inc.                            16,982         645,316
Alza Corp.                                1,749          78,377
Baxter International Inc.                 2,916         160,744
Bristol-Myers Squibb Co.                 13,219       1,378,907(h)
Cardinal Health Inc.                      1,555         137,132
Johnson & Johnson                        14,386       1,054,674


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)


                                             NUMBER
                                           OF SHARES       VALUE
--------------------------------------------------------------------------------

Merck & Co. Inc.                             9,915      $1,272,838
Pfizer Inc.                                  4,764         474,911
Pharmacia & Upjohn Inc.                      3,888         170,100
Schering Plough Corp.                        9,720         794,002
Smithkline Beecham PLC ADR                   3,306         206,832
Watson Pharmaceuticals Inc.                  7,192         258,912(a)
                                                         7,218,375
INSURANCE -- 5.6%
American International Group Inc.            5,807         731,319
AXA-UAP                                      1,555         160,079
Chubb Corp.                                  3,554         278,545
CIGNA Corp.                                    487          99,835
Equitable Cos. Inc.                          1,652          93,235
General Reinsurance Corp.                    3,111         686,364
Hartford Financial Services
   Group Inc.                                1,901         206,259
Jefferson-Pilot Corp.                        1,153         102,545
Lincoln National Corp.                       3,596         305,210
Loews Corp.                                  4,463         465,268
Provident Cos. Inc.                          9,720         333,517
Reliastar Financial Corp.                    5,774         265,965
                                                         3,728,141
RETAIL TRADE -- 6.0%
Costco Cos. Inc.                             6,221         332,046(a)
Dayton Hudson Corp.                          6,027         530,376
Federated Department Stores Inc.             5,929         307,196(a)
Home Depot Inc.                              7,776         524,394
Lowes Cos. Inc.                              5,249         368,414
Sears Roebuck & Co.                         10,692         614,122
Wal-Mart Stores Inc.                        26,244       1,333,523(h)
                                                         4,010,071
TECHNOLOGY - ELECTRONICS AND
EQUIPMENT -- 7.4%
Analog Devices Inc.                          1,944          64,638(a)
Applied Materials Inc.                       1,571          55,476(a)
Cisco Systems Inc.                          12,052         824,055(a)
EMC Corp.                                    6,221         235,232(a)
Hewlett Packard Co.                          5,785         366,624
Intel Corp.                                  9,720         758,768
International Business Machines             16,135       1,676,023
Perkin Elmer Corp.                           1,555         112,446
Pitney Bowes Inc.                            5,443         273,171
Sun Microsystems Inc.                        9,720         405,506(a)
Varian Associates Inc.                       3,110         172,216
                                                         4,944,155
TECHNOLOGY -
SOFTWARE & SERVICES -- 1.9%
Automatic Data Processing Inc.               3,307         225,083
Computer Associates
   International Inc.                        3,499         202,067
Computer Sciences Corp.                        778          42,790
Equifax Inc.                                 8,456         308,644
First Data Corp.                            14,580         473,850
UNOVA Inc.                                   2,916          58,320(a)
                                                         1,310,754
TRANSPORTATION -- 3.6%
Burlington Northern Santa Fe                 6,221         646,984
Canadian Pacific Ltd.                       12,831         378,514
Continental Airlines Inc.
 (Class B)                                  11,247         661,464(a)
Delta Air Lines Inc.                         1,151         136,106
FDX Corp.                                    1,166          82,932(a)


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                          NUMBER
                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

KLM Royal Dutch Air Lines N.V.            2,916      $  118,463
UAL Corp.                                 3,887         361,248(a)
                                                      2,385,711

[GRAPHIC OMITTED]UTILITIES -- 9.7%
Airtouch Communications Inc.              7,776         380,538(a)
American Electric Power Inc.              6,610         332,152(h)
American Telephone &
   Telegraph Corp.                        6,804         446,512
Bell Atlantic Corp.                       6,804         697,410
Bellsouth Corp.                           6,026         407,132
CMS Energy Corp.                          4,471         209,858
Duke Energy Corp.                         8,720         519,385
El Paso Natural Gas Co.                   2,148         151,568
Florida Progress Corp.                    6,576         274,137
FPL Group Inc.                            2,916         187,353
GTE Corp.                                 8,111         485,646
MCN Corp.                                 3,111         116,274
New Century Energies Inc.                 4,051         204,069
Northern States Power Co.                 2,708         159,772
Pinnacle West Capital Corp.               3,879         172,373
SBC Communications Inc.                  19,440         848,070
Sonat Inc.                                3,499         152,207
Sprint Corp.                              2,653         179,575
U.S. WEST Communications
   Group                                  5,832         319,302
WorldCom Inc.                             6,613         284,773
                                                      6,528,106
TOTAL COMMON STOCK
   (Cost $52,525,778)                                62,822,731

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), $2.20
   (Cost $601,291)                        6,804         629,370
TOTAL INVESTMENTS IN SECURITIES
   (Cost $53,127,069)                                63,452,101

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $3,589,078)                  3,589,078       3,589,078

OTHER ASSETS AND LIABILITIES,
   NET (0.2%)                                          (134,628)
--------------------------------------------------------------------------------
NET ASSETS  -- 100%                 $66,906,551
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Value Equity Fund had the following long futures contracts open at March 31, 1998:

                                      NUMBER
                    EXPIRATION         OF          UNDERLYING     UNREALIZED
DESCRIPTION           DATE          CONTRACTS      FACE VALUE       GAIN
--------------------------------------------------------------------------------
S&P 500             June 1998           10          $2,776,250     $56,150


cons represent the top five industry weightings in the GE Value Equity Fund at March 31, 1998.

                                                     GEStrategic Investment Fund

Q&A

The GE Strategic Investment Fund is managed jointly by David Carlson, Ralph Layman and Bob MacDougall. The fund follows an asset allocation strategy and each portfolio manager is responsible for investments within his area of expertise: Mr. Carlson manages the domestic equity investments in the portfolio (please refer to page 10 for Dave's biographical details), Mr. Layman manages the international equity holdings within the portfolio (please refer to page 3 for Ralph's biographical details) and Mr. MacDougall manages the fixed income related investments in the portfolio (please refer to page 39 for Bob's biographical details).


Q. HOW DID THE GE STRATEGIC INVESTMENT FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIXTH-MONTH PERIOD ENDED MARCH 31, 1998?

A. The 387 Balanced funds that comprise our peer group as tracked by Lipper Analytical Services had an average return of 8.92% for the six-month period ended March 31, 1998. As for the various asset classes, U.S. stocks, as measured by the Standard & Poor's 500 Composite Price Index, returned 17.21%, international stocks, as represented by the MSCI EAFE Index, registered a 5.71% return and bonds, according to the Lehman Brothers Aggregate Bond Index, posted a 4.53% return for the same period. To see how your class of shares in the Strategic Investment Fund performed compared to the respective benchmarks, please refer to the following page.

Q.   WHAT DROVE THE FUND'S PERFORMANCE.

A. Once again, U.S. stocks were the best performing asset class. Our overweighted positions in healthcare and financial stocks helped performance. However, our overweighting in energy hurt performance as stock prices for these securities fell with the decline in crude oil prices. We remain positive on the longer term outlook for energy stocks, particularly oil service stocks.

Q.   HOW DID THE FUND'S ASSET ALLOCATION CHANGE DURING THE PERIOD?

A. At the end of the period, 45% of the fund was invested in U.S. equities, 16% was invested in international equities, 35% was invested in fixed income securities and 4% was in cash. At the start of the period, we had 41% in U.S. equities, 19% in international equities, 30% in fixed-income securities and 10% in cash. We reduced our exposure in international equities and increased our position in domestic equities due to our concerns about the impact of Asia's economic and currency crisis on the Japanese and southeast Asian markets. We increased our exposure to fixed-income securities and reduced our cash position because we believe the Asian crisis will lead to a slowdown in economic growth, causing interest rates to decline and the prices of fixed-income securities to go up in value. It's worth noting that the asset allocation process employed for this fund is the same used for the $42 billion GE pension plan.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In light of the uncertainty in Asia, investors are likely to continue viewing the U.S. as a safe haven for their assets. However, our enthusiasm for the U.S. market is tempered by record high valuation levels. As a result, our U.S. stock weighting remains somewhat lower than normal. We remain concerned about Asia's potential impact on international markets, but are still bullish on Europe. We remain positive on fixed-income securities due to their attractive real rates of return, the declining supply of bonds and the impact of Asian problem on U.S. economic growth. Given this scenario, we do not anticipate any major shift in strategy. We will continue to focus on large-cap, fundamentally sound companies with solid growth prospects and attractive valuations compared to the market.

                                                    GE Strategic Investment Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Domestic Equity     45.8%
Foreign Equity      15.6%
Bonds and Notes     35.2%
Cash & Other         3.4%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------

                                                          Since     Commence-
                6 Mo.       1 Yr.     3 Yr     5 Yr     Inception      ment
--------------------------------------------------------------------------------

Class A          9.67%      26.96%   19.65%     N/A       14.84%      1/1/94
--------------------------------------------------------------------------------

Class A*         3.38%      19.63%   17.30%     N/A       13.26%      1/1/94
--------------------------------------------------------------------------------

Class B          9.25%      26.12%   18.98%     N/A       14.25%1    2/22/93
--------------------------------------------------------------------------------

Class B*         5.25%      22.12%   18.51%     N/A       14.25%1    2/22/93
--------------------------------------------------------------------------------

Class C          9.82%      27.30%   19.92%   13.96%      14.33%     2/22/93
--------------------------------------------------------------------------------

Class D          9.92%      27.55%   20.25%     N/A       15.39%1    1/29/93
--------------------------------------------------------------------------------

LB Agg.          4.53%      12.00%    9.18%    6.94%
--------------------------------------------------------------------------------

S&P 500         17.21%      48.04%   32.82%   22.40%
--------------------------------------------------------------------------------

* With Load


                               Investment Profile

A mutual fund designed for investors who seek to maximize total return through asset allocation designed to achieve capital appreciation primarily from common stocks and other equity securities and current income from bonds and other fixed income securities.

--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

  U.S. Treasury Notes 5.375% 2/28/03        1.77%
--------------------------------------------------------------------------------

  Travelers Group Inc.                      1.71%
--------------------------------------------------------------------------------

  U.S. Treasury Bonds 6.125% 11/15/27       1.70%
--------------------------------------------------------------------------------

  U.S. Treasury Bonds 10.625% 8/15/15       1.69%
--------------------------------------------------------------------------------

  U.S. Treasury Bonds 12.50% 8/15/14        1.42%
--------------------------------------------------------------------------------

  Federal National Mortgage Assoc.          1.41%
--------------------------------------------------------------------------------

  Federal National Mortgage Assoc.
    7.00% TBA                               1.40%
--------------------------------------------------------------------------------

  U.S. Treasury Notes 5.875% 7/31/99        1.35%
--------------------------------------------------------------------------------

  AlliedSignal Inc.                         1.33%
--------------------------------------------------------------------------------

  Dover Corp.                               1.32%
--------------------------------------------------------------------------------

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                    GE STRATEGIC INVESTMENT FUND

                                         NUMBER
                                       OF SHARES         VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 45.4%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.9%
Air Products & Chemicals Inc.             3,328      $  275,808
Airgas Inc.                              16,743         288,817(a)
Du Pont de Nemours (E.I.) & Co.           1,893         128,724
Morton International Inc.                16,264         533,662
                                                      1,227,011

[GRAPHIC OMITTED]
CAPITAL GOODS -- 5.5%
Alleghany Corp. Delaware                  1,040         353,600
AlliedSignal Inc.                        41,599       1,747,158
AMP Inc.                                  3,596         157,550
Dover Corp.                              45,386       1,724,668
Emerson Electric Co.                      7,422         483,822
Hubbell Inc. (Class B)                   16,305         821,364
Molex Inc. (Class A)                     16,949         454,445
Sherwin-Williams Co.                      5,821         206,646
Textron Inc.                              2,702         208,054
Tyco International Ltd.                   6,283         343,209
U.S.A. Waste Services Inc.                4,278         190,638(a)
United Technologies Corp.                 1,886         174,101
Waste Management Inc.                     9,074         279,593
                                                      7,144,848

[GRAPHIC OMITTED]
CONSUMER - CYCLICAL -- 5.7%
Carnival Corp. (Class A)                  7,190         501,503
Catalina Marketing Corp.                  6,504         342,273(a)
Cendant Corp.                             6,841         271,075(a)
Circus Circus Enterprises Inc.            6,163         129,423(a)
Comcast Corp. (Class A)                  15,562         549,533
Comcast UK Cable Partners Ltd.
   (Class A)                              8,731         116,777(a)
Gannett Inc.                              8,732         627,612
Harman International
   Industries Inc.                        6,505         286,220
Interpublic Group Cos. Inc.              11,210         696,421
McDonald's Corp.                          5,578         334,680
Metromedia International
   Group Inc.                             3,924          59,596
NTL Inc.                                 20,936         905,482(a)
Stanley Works                             3,784         210,958
Tele-Communications Inc.(Series A)       12,326         383,262
Tele-Communications Inc.
   Liberty Media Group (Series A)        13,759         472,966(a)
Tele-Communications
   TCI Ventures Group                    11,300         198,456(a)
Time Warner Inc.                          3,718         267,696
Walt Disney Co.                          10,846       1,157,810
                                                      7,511,743

CONSUMER - STABLE -- 3.2%
Anheuser Busch Cos. Inc.                  6,406         296,678
Avon Products Inc.                        7,019         547,482
Coca Cola Co.                             1,445         111,897

                                         NUMBER
                                       OF SHARES       VALUE
--------------------------------------------------------------------------------

Colgate-Palmolive Co.                     3,140      $  272,003
Gillette Co.                              2,767         328,408
Kimberly Clark Corp.                     16,435         823,804
Pepsico Inc.                             21,547         919,788
Philip Morris Cos. Inc.                  19,654         819,326
                                                      4,119,386

[GRAPHIC OMITTED]ENERGY -- 4.1%
Anadarko Petroleum Co.                    5,478         377,982
Atlantic Richfield Co.                    4,794         376,928
Baker Hughes Inc.                        12,155         489,239
Burlington Resources Inc.                 5,408         259,246
Exxon Corp.                               7,338         496,232
Nabors Industries Inc.                    6,506         154,111(a)
Royal Dutch Petroleum Co. ADR            20,544       1,167,156
Schlumberger Ltd.                        20,783       1,574,312
Unocal Corp.                             13,217         511,333
                                                      5,406,539

[GRAPHIC OMITTED]FINANCIAL -- 5.8%
American Express Co.                      6,333         581,449
Citicorp                                  8,491       1,205,722
Countrywide Credit Industries             3,903         207,591
Federal National Mortgage Assoc.         29,246       1,849,809
Morgan Stanley, Dean Witter               2,619         190,860
State Street Corp.                       10,337         703,562
Travelers Group Inc.                     37,403       2,236,380
Wells Fargo & Co.                         1,952         646,600
                                                      7,621,973
[GRAPHIC OMITTED]HEALTHCARE-- 8.8%
Abbott Laboratories                      18,051       1,359,466
American Home Products Corp.              2,910         277,541
Bristol-Myers Squibb Co.                 10,323       1,076,818
Cardinal Health Inc.                     13,524       1,192,648
Dentsply International Inc.              11,469         357,689
Eli Lilly & Co.                           2,911         173,568
Johnson & Johnson                        20,092       1,472,995
Lincare Holdings Inc.                     6,841         483,146(a)
Merck & Co. Inc.                         10,615       1,362,701
Omnicare Inc.                             1,713          67,878
Pfizer Inc.                              13,868       1,382,466
Pharmacia & Upjohn Inc.                   4,425         193,594
Scherer (R.P.) Corp.                      5,677         383,197(a)
Smithkline Beecham PLC ADR                9,173         573,886
Sun Healthcare Group Inc.                 7,423         138,253(a)
Sybron International Corp.               10,272         268,356(a)
Tenet Healthcare Corp.                    6,677         242,458(a)
Watson Pharmaceuticals Inc.              15,141         545,076(a)
                                                     11,551,736
INSURANCE -- 2.9%
American International Group Inc.         7,322         922,114
Chubb Corp.                               6,259         490,549
General Reinsurance Corp.                 2,740         604,513
Loews Corp.                               7,570         789,172
Marsh & McLennan Cos. Inc.                8,732         762,413
UNUM Corp.                                3,201         176,655
                                                      3,745,416


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------------------------

RETAIL TRADE -- 0.8%
Arbor Drugs Inc.                      14,552      $  342,882
Home Depot Inc.                        6,819         459,856
Toys 'R' Us Inc.                       6,847         205,838(a)
                                                   1,008,576

TECHNOLOGY -
ELECTRONICS AND EQUIPMENT-- 1.4%
Applied Materials Inc.                 1,883          66,493(a)
Cisco Systems Inc.                     5,675         388,028(a)
Comverse Technology Inc.               2,896         141,542(a)
EMC Corp.                              1,712          64,735(a)
Hewlett Packard Co.                    3,492         221,306
Intel Corp.                           10,957         855,331
Pitney Bowes Inc.                      1,472          73,876
                                                   1,811,311

TECHNOLOGY -
SOFTWARE & SERVICES -- 4.3%
Automatic Data Processing Inc.        16,887       1,149,371
Equifax Inc.                          41,431       1,512,232
First Data Corp.                      48,964       1,591,330
Microsoft Corp.                        5,890         527,155(a)
Reuters Holdings PLC ADR              14,095         910,008
                                                   5,690,096

TRANSPORTATION -- 0.2%
Pittston Brinks Group                  6,676         254,522

UTILITIES -- 1.8%
Airtouch Communications Inc.          33,774       1,652,815(a)
Bell Atlantic Corp.                    3,201         328,103
GTE Corp.                              1,455          87,118
SBC Communications Inc.                1,712          74,686
WorldCom Inc.                          5,650         243,303
                                                   2,386,025
TOTAL DOMESTIC EQUITY
    (COST $38,047,581)                            59,479,182

--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 0.7%
Barlow Ltd.                        10,418       84,825
Fresenius Medical Care AG           2,001      141,511
Iscor Ltd.                         28,686        7,918
Ispat International N.V. (Regd.)
   (Class A)                          940       26,790(a)
Johnson Matthey PLC                 2,754       28,399
Montedison S.p.A.                 207,689      305,894
Pohang Iron & Steel Co. Ltd.          440       24,030
SGL Carbon AG                       2,106      233,197
                                               852,564
[GRAPHIC OMITTED]CAPITAL GOODS -- 1.9%
ABB AG                                252      376,554
Cheung Kong (Holdings) Ltd.         5,000       14,905
Grupo Carso S.A. de C.V. ADR       15,068      186,466
Hyundai Heavy Industries            4,128      153,496
Lyonnaise Des Eaux S.A.             2,215      319,875
Mannesmann AG                         693      507,324

                                          NUMBER
                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

Preussag AG                              $    398       $  135,676
PT Mulia Industrindo                       17,000            1,572
Siebe PLC                                  26,384          575,935
VA Technologie AG                           1,619          255,059
                                                         2,526,862
[GRAPHIC OMITTED]
CONSUMER - CYCLICAL -- 2.9%
Airtours PLC                               54,431          452,854
Autoliv Inc. SDR                            6,932          215,013
Canon Inc.                                 15,000          338,900
Daimler-Benz AG                             3,105          285,394
Electrolux AB (Series B)                      504           41,603
Granada Group PLC                          22,307          401,052
Honda Motor Co.                             5,000          180,146
Industrie Natuzzi S.p.A.  ADR               1,619           44,725
Johnson Electric Holdings                  22,800           97,393
Kinnevik AB (Series B)                      1,074           25,052
LucasVarity PLC                            78,872          318,196
Michelin CGDE (Regd.) (ClassB)              4,131          246,560
Philips Electronics N.V.                    2,002          146,913
PT Astra International Inc.                50,000           12,428
Reed International PLC                     23,026          233,586
Renault S.A.                                5,616          250,103
Saatchi & Saatchi PLC                      14,945           39,904(a)
SEMA Group PLC                                784           30,947
Sony Corp.                                  5,100          432,576
                                                         3,793,345

CONSUMER - STABLE -- 0.4%
Coca Cola Amatil Ltd.                      23,197          181,795
Gruma S.A. de C.V. (Series B)              13,356           35,209
Panamerican Beverages Inc.(Class A)         5,393          216,394
San Miguel Corp.                           24,610           42,744
                                                           476,142
[GRAPHIC OMITTED]ENERGY -- 1.1%
Coflexip S.A. ADR                           4,239          261,758
ENI S.p.A. (Regd.)                          4,831           32,913
OMV AG                                        408           52,582
Repsol S.A.                                 8,922          455,425
Saipem                                      8,416           50,090
Total S.A. (Class B)                        4,551          546,340
Veba AG                                       390           27,665
                                                         1,426,773
[GRAPHIC OMITTED]FINANCIAL -- 3.0%
Alpha Credit Bank (Regd.)                   1,057           81,855
Argentaria S.A.                             1,664          137,854
Banca Intesa S.p.A.                        33,652          203,315
Banco Comercial Portugues                   8,833           28,277(a)
Banco Comercial Portugues (Regd.)           9,085          293,397
Banco Santander S.A. (Regd.)                3,533          176,064
Bank of Scotland PLC                       16,914          200,463
Bayerische Vereinsbank AG                   3,792          276,781
Credito Italiano                           61,106          301,843
Den Danske Bank                             1,552          202,805
Den Norske Bank                            30,388          165,399
Grupo Financiero Bancomer S.A.
   ADR (Series C)                           9,145          108,597(a,b)
HSBC Holdings PLC (Regd.)                   7,547          230,828


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                         GE Strategic Investment Fund March 31, 1998 (unaudited)

                                         NUMBER
                                       OF SHARES       VALUE
--------------------------------------------------------------------------------

ING Groep N.V.                            9,450      $  536,193
Investor AB (Series B)                      672          36,056
Merita Ltd. (Series A)                   37,990         228,707
Metro Bank & Trust Co.                    9,100          83,816
National Westminster Bank PLC             4,538          83,031
Societe Generale                          1,270         254,102
Sumitomo Realty & Development            12,000          70,797
Takefuji Corp.                            2,000          94,577
Uniao de Banco Brasiliero S.A. GDR        5,004         181,395
                                                      3,976,152

[GRAPHIC OMITTED]HEALTHCARE -- 0.7%
Fresenius Medical Care AG                   972          53,605
Medeva PLC                               10,620          29,689
Novartis AG (Regd.)                         208         368,110
Rhone-Poulenc Ltd.                        5,052         256,696
Roche Holdings AG                             3          32,470
Shire Pharmaceuticals Group
   PLC ADR                                2,739          58,717(a)
Teva Pharmaceutical
   Industries Ltd. ADR                    3,487         149,069
                                                        948,356

INSURANCE -- 1.3%
AXA-UAP                                   5,991         616,742
Commercial Union PLC                      8,563         167,283
Pohjola Insurance Group (Series B)          882          40,844
Royal & Sun Alliance Insurance
   Group PLC                             25,252         321,266
Sampo Insurance Co. Ltd.
   (Series A)                             2,008          79,398
Schw Rueckversicher (Regd.)                  57         125,217
Zurich Versicherungsgesellschaft
   (Regd.)                                  600         348,311
                                                      1,699,061

RETAIL TRADE -- 0.3%
Carrefour S.A.                              520         306,253
Credit Saison Co. Ltd.                    3,150          69,750
Giordano International Ltd.              88,000          22,600
                                                        398,603

TECHNOLOGY -
ELECTRONICS AND EQUIPMENT -- 1.4%
Brambles Industries Ltd.                 12,290         255,625
ECI Telecommunications Ltd.               9,139         281,024
Ericson LM Telephone (Series B)           2,538         120,623
Minebea Co.                               4,000          43,836
NetCom Systems AB (Series B)              3,959         115,371
Nokia OY (Series A) (Pfd.Shares)          3,062         328,590
Samsung Display Devices Co.               2,349         110,242(a)
Schneider S.A.                            5,517         424,624
Taiwan Semiconductor
   Manufacturing Co.                     39,000         192,183
                                                      1,872,118

TECHNOLOGY -
SOFTWARE & SERVICES -- 0.7%
Cap Gemini S.A.                           7,372         444,372(a)
Dimension Data Holdings Ltd.             34,454         220,661
NTT Data Corp.                                4         178,045
                                                        843,078

                                         NUMBER
                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.3%
IHC Caland N.V.                           4,052       $  223,691
Railtrack Group PLC                      11,707          192,056
                                                         415,747

UTILITIES -- 0.9%
Telecom Italia Mobile S.p.A.             69,773          374,891
Telecomunicacoes Brasileiras
   S.A. ADR                               1,637          212,503
Telecomunicacoes de Rio de Janeiro
   S.A. (Pfd. Shares)                   200,000           28,179
Telecomunicacoes de Sao Paulo
   S.A. - Telesp                        685,613          222,508
Telefonica de Peru S.A. ADR
   (Class B)                              8,080          174,225
Vodafone Group PLC                       12,650          131,398
                                                       1,143,704
TOTAL FOREIGN EQUITY
    (Cost $15,852,841)                                20,372,505


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.2%
--------------------------------------------------------------------------------

FEDERAL AGENCY -- 2.6%
Federal Home Loan Banks
6.15%    10/23/00                $ 95,000       95,119
6.172%   11/24/00                 185,000      185,289
                                               280,408
Federal Home Loan Mortgage Corp.
6.22%    03/18/08                 175,000      174,207

Federal National Mortgage Assoc.
5.96%    07/23/99                 385,000      386,024
5.82%    08/25/99                 225,000      225,245
5.60%    03/27/00                 500,000      498,515
5.38%    01/16/01                 665,000      657,931
6.41%    07/08/02                 200,000      204,156
6.99%    07/09/07                 210,000      215,676
6.27%    02/05/08                 435,000      431,330
7.00%    10/01/27                 269,016      272,463
                                             2,891,340
Small Business Administration
6.55%    10/01/17                  67,000       67,754
6.55%    12/01/17                  65,000       65,670
                                               133,424
TOTAL FEDERAL AGENCY
   (COST $3,474,154)                         3,479,379

U.S. TREASURIES -- 14.5%
U.S. Treasury Bonds
11.875%  11/15/03                 159,000      205,309(h)
13.75%   08/15/04               1,123,000    1,597,816
12.50%   08/15/14               1,212,000    1,865,910
10.625%  08/15/15               1,473,000    2,209,043
6.125%   11/15/27               2,177,000    2,232,448(h)
                                             8,110,526

----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes
5.875%   07/31/99 - 08/31/99   $3,137,000   $3,147,997
5.625%   11/30/99                 448,000      448,139
7.75%    12/31/99                  81,000       83,860
5.375%   01/31/00                 902,000      898,617
5.75%    11/15/00                 980,000      982,754
6.625%   07/31/01                 556,000      572,074
6.625%   03/31/02                 486,000      502,174
5.375%   02/28/03               2,339,000    2,325,106
5.50%    03/31/03                 732,000      727,996
6.625%   05/15/07                 392,000      416,132
5.50%    02/15/08                  19,000       18,768
                                            10,123,617
U.S. Treasury STRIP
6.02%    08/15/11                 973,000      440,117(d)
6.02%    02/15/12                 845,000      370,803(d)
                                               810,920
TOTAL U.S. TREASURIES
   (COST $18,762,208)                       19,045,063

ASSET BACKED -- 0.7%
Advanta Mortgage Loan Trust Corp.
6.30%    07/25/25                  19,070       18,834
California Infrastructure
6.42%    12/26/09                  38,000       38,672
Carco Auto Loan Master Trust
6.689%   08/15/04                 148,000      148,971
First USA Credit Card Trust
5.798%   02/17/05                  42,000       41,987
Iroquois Trust
6.68%    11/10/03                 118,000      118,479(b)
6.752%   06/25/07                 141,000      141,854(b)
Tiers Trust
6.688%   11/17/03                  94,000       94,812
IMC Home Equity Loan Trust
7.23%    05/20/27                  73,000       74,916
Mid State Trust
7.54%    07/01/25                  30,257       31,802
Provident Bank Home
 Equity Loan Trust
6.72%    01/25/13                 168,593      168,721
TOTAL ASSET BACKED
   (COST $870,942)                             879,048

CORPORATE NOTES -- 7.2%
Abbey National PLC
7.35%    10/29/49                  42,000       44,046
AFC Capital Trust
8.207%   02/03/27                 100,000      111,630
Ameritech Capital Funding Corp.
6.55%    01/15/28                  75,000       73,637
Applied Materials Inc.
7.125%   10/15/17                  40,000       40,350
Arvin Industries Inc.
6.75%    03/15/08                  55,000       54,326
Bancomer S.A.
9.00%    06/01/00                  60,000       61,050(b)
Bank Austria AG
7.25%    02/15/17                 250,000      262,660
Bank of Scotland
7.00%    11/29/49                 100,000      100,875(b)
Bell Telephone Co. - Canada
9.50%    10/15/10                  55,000       68,919
Boston University

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

7.625%   07/15/97                $ 30,000   $   33,675
Brascan Ltd.
7.375%   10/01/02                  60,000       62,068
BT Preferred Capital Trust
7.875%   02/25/27                 120,000      122,521
Carter Holt Harvey Ltd.
8.875%   12/01/04                 200,000      222,694
Circus Circus Enterprises Inc.
6.70%    11/15/96                  70,000       69,945
Cleveland Electric Illuminating Co.
7.19%    07/01/00                  30,000       30,452
Columbia University
6.83%    12/15/20                  65,000       67,807
Conseco Inc.
8.70%    11/15/26                  90,000      100,085
Continental Cablevision Inc.
8.50%    09/15/01                  70,000       74,411
8.30%    05/15/06                  40,000       43,942
Corporacion Andina De Fomento
6.75%    03/15/05                 130,000      129,201
CSX Corp.
7.05%    05/01/02                  85,000       86,930
DDR Pass-Through Asset Trust
7.125%   03/15/02                 330,000      330,822(b)
Deutsche Bank Financial Inc.
7.50%    04/25/09                  55,000       59,531
Digital Equipment Corp.
7.125%   10/15/02                  30,000       30,769
Empresa Nacional de Electricid
8.125%   02/01/97                  65,000       67,079
Energy Group Overseas
7.375%   10/15/17                  75,000       77,518
Farmers Insurance Exchange
8.625%   05/01/24                  50,000       57,480(b)
FBOP Capital Trust
10.20%   02/06/27                  55,000       62,571(b)
Federated Department Stores Inc.
10.00%   02/15/01                 145,000      158,685
First Security Capital
8.41%    12/15/26                  41,000       44,608
Ford Motor Credit Corp.
7.32%    05/23/02                 187,000      189,454
Fujian International
 Trust & Investment Corp.
7.375%   08/25/07                  65,000       59,688(b)
Goldman Sachs Group L.P.
6.20%    12/15/00                 100,000      100,000(b)
Guangdong International
 Trust & Investment Corp.
8.75%    10/24/16                  50,000       45,793(b)
Heritage Media Corp.
8.75%    02/15/06                  65,000       70,281
Hydro-Quebec
8.05%    07/07/24                  95,000      110,318
8.25%    04/15/26                  50,000       57,447
Ikon Capital Resource Inc.
6.27%    07/19/99                 150,000      150,646
Israel Electric Corp. Ltd.
8.10%    12/15/96                  25,000       25,594(b)
Korea Development Bank
7.125%   09/17/01                  70,000       65,824
6.625%   11/21/03                  75,000       65,816
Landeskreditbank Baden
7.875%   04/15/04                  40,000       43,500
LCI International Inc.
7.25%    06/15/07                  49,000       49,103


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                         GE Strategic Investment Fund March 31, 1998 (unaudited)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.
6.90%    03/30/01               $ 115,000   $  116,940
Loewen Group International Inc.
6.70%    10/01/99                 300,000      298,992(b)
7.50%    04/15/01                 180,000      183,609(b)
Long Island Lighting
7.30%    07/15/99                  80,000       80,958
Meditrust
7.114%   08/15/04                 100,000       99,104
MIC Financing Trust
8.375%   02/01/27                 130,000      136,024(b)
Morgan Stanley Finance PLC
8.03%    02/28/17                  40,000       42,550
Nabisco Inc.
6.125%   02/01/33                  70,000       68,741
National Westminster Bank PLC
7.75%    04/29/49                  35,000       37,517
New Jersey Economic
 Development Authority
7.425%   02/15/29                  65,000       71,653
New York State Dormitory
 Authority Revenue
6.32%    04/01/99                  90,000       90,265
News America Holdings Inc.
8.15%    10/17/36                 210,000      229,320
Niagara Mohawk Power Corp.
9.50%    06/01/00                  80,000       84,330
Norfolk Southern Corp.
7.90%    05/15/97                 138,000      155,890
North Atlantic Energy Corp.
9.05%    06/01/02                  82,000       84,191
NRG Energy Inc.
7.50%    06/15/07                 160,000      166,368
NWCG Holding Corp.
6.66%    06/15/99                 120,000      111,406(d)
Ontario Province of Canada
6.125%   06/28/00                 250,000      250,795
Oryx Energy Co.
10.00%   06/15/99                 100,000      103,780
9.50%    11/01/99                  75,000       78,257
Paramount Communications Inc.
5.875%   07/15/00                 150,000      147,256
Petroleos Mexicanos
7.75%    10/29/99                  50,000       50,188(b)
Philip Morris Cos. Inc.
7.25%    09/15/01                  60,000       61,691
7.20%    02/01/07                  30,000       30,951
Raytheon Co.
7.20%    08/15/27                 230,000      239,184
Reliance Industries Ltd.
10.50%   08/06/46                  30,000       29,554(b)
Republic New York Corp.
7.20%    07/15/97                  75,000       77,461
Republic of Argentina
9.50%    11/30/02                  84,000       84,252
Republic of Columbia
7.25%    02/15/03                  35,000       34,404
Republic of Panama
7.875%   02/13/02                  50,000       50,125(b)
Riggs Capital Trust
8.625%   12/31/26                  40,000       42,449(b)
RJR Nabisco Inc.
8.00%    07/15/01                 125,000      128,376
7.625%   09/15/03                  50,000       50,472

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

St. George Funding Co.
8.485%   12/31/49               $ 180,000   $  182,477(b)
Stop & Shop Co. Inc.
9.75%    02/01/02                  40,000       44,900
Sun Life Canada Capital Trust
8.526%   05/29/49                  95,000      103,987(b)
Suntrust Banks Inc.
6.00%    01/15/28                  60,000       58,470
Talisman Energy
7.25%    10/15/27                  40,000       40,337
Taubman Realty Group L.P.
8.00%    06/15/99                  80,000       81,538
TCI Communications Inc.
8.65%    09/15/04                  85,000       93,235
Tele-Communications Inc.
6.469%   12/20/00                  71,000       71,568
Tenet Healthcare Corp.
7.875%   01/15/03                  60,000       60,900
8.00%    01/15/05                  25,000       25,625
Time Warner Inc.
4.90%    07/29/99                 100,000       98,091(b)
6.10%    12/30/01                 180,000      176,881(b)
Total Access Communication PLC
7.625%   11/04/01                 185,000      133,200(b)
Transamerica Capital
7.625%   11/15/37                 100,000      103,766(b)
Universal Outdoor Inc.
9.75%    10/15/06                  40,000       45,500
US West Capital Funding Inc.
7.90%    02/01/27                  50,000       55,997
USX Marathon Group
9.80%    07/01/01                  60,000       66,015
8.125%   07/15/23                  60,000       65,798
Washington Mutual Capital
8.375%   06/01/27                  65,000       69,845
Waterford Funding Corp.
8.09%    01/02/17                 200,000      207,862
Westdeutsche Landesbank
6.75%    06/15/05                 100,000      102,758
Williams Cos. Inc.
6.125%   02/15/02                 120,000      119,075
Yale University Notes
7.375%   04/15/96                  65,000       73,052
Zurich Capital Trust
8.376%   06/01/37                  40,000       43,378(b)
TOTAL CORPORATE NOTES
   (cost $9,250,869)                         9,425,059

MORTGAGE BACKED -- 10.2%
Agency Mortgage Backed
Federal Home Loan Mortgage Corp.
7.50%    06/01/10                 316,924      326,707
9.00%    04/01/16 - 07/01/16      124,748      133,133
9.00%    02/01/17                 172,488      184,062
9.00%    06/01/21                  70,474       75,550(h)
9.00%    12/01/24                 320,269      341,086
                                             1,060,538
Federal National Mortgage Assoc.
6.50%    01/01/04                  11,508       11,546
8.50%    04/01/17                  22,146       23,374(h)
6.247%   03/25/21                  81,000       80,544
9.00%    10/01/24                  91,328       96,837


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)


                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

6.103%   03/01/33              $   35,724   $   35,948(e)
6.154%   11/01/35                 558,116      561,604(e)
6.139%   05/01/36                 319,557      321,554(e)
6.00%    TBA                      180,000      177,075(c)
7.00%    TBA                    1,815,000    1,833,150(c)
                                             3,141,632
Government National
Mortgage Assoc.
8.50%    10/15/17               1,578,310    1,689,265
7.50%    01/15/23                 195,340      200,710
6.50%    02/15/24 - 03/15/24    1,020,597    1,013,575
7.50%    TBA                      610,000      627,347(c)
                                             3,530,897
Federal National Mortgage
Assoc. REMIC
8.00%    10/25/20                  43,081       45,154
Total Agency Mortgage Backed                 7,778,221

Agency Collateralized Mortgage Obligations
Collateralized Mortgage Obligation Trust
5.47%    09/01/15                  28,108       25,060(d,f)
5.76%    11/01/18                  36,139       26,743(d,f)
                                                51,803
Federal Home Loan Mortgage Corp.
8.00%    04/15/20                  27,002       27,854
4.93%    04/01/27                 480,713      354,977(d,f)
                                               382,831
Federal National Mortgage Assoc
8.50%    04/01/17                  58,187       15,019(g)
8.50%    01/01/18                   6,900        1,781(g)
7.00%    06/18/20                 164,451      165,273
9.00%    05/25/22                  71,791       18,592(g)
8.50%    07/25/22                  93,954       24,859(g)
7.50%    05/01/23                 358,447       88,940(g)
4.65%    07/01/26                  12,792       10,186(d,f)
4.68%    04/01/27                  62,811       50,189(d,f)
                                               374,839
Federal National
Mortgage Assoc. REMIC
7.623%   12/17/04                  94,987       99,292(d)
6.856%   06/17/11                  61,000       62,372(d)
6.909%   06/25/16                 124,000      127,371
7.75%    07/25/20                  78,255       73,646(d,f)
5.58%    12/25/22                  70,714       57,433(d,f)
8.85%    09/25/23                 195,000      147,642(d,f)
                                               567,756
Federal National
Mortgage Assoc. STRIP
6.00%    08/25/23                 291,399       87,875(g)
6.32%    12/15/24                 291,399      194,873(d,f)
                                               282,748
Total Agency Collateralized
Mortgage Obligations                         1,659,977

Non-Agency Mortgage Backed
Amresco Commercial
Mortgage Funding Corp.
6.73%    06/17/29                  87,997       88,699
Asset Securitization Corp.
6.50%    02/14/02                  75,847       76,748
BHN Mortgage Trust
7.54%    04/30/07                  66,704       64,911(b)
7.916%   02/15/12                  34,917       34,590(b)
Community Program Loan Trust
4.50%    10/01/18                 159,017      144,482
CS First Boston Mortgage
Securities Corp.
6.425%   08/20/30                  15,999       15,949
DLJ Mortgage Acceptance Corp.
6.55%    11/15/06                 121,089      122,564(b)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

6.65%    12/17/27                $ 29,241   $   29,534(b)
GS Mortgage Securities Corp.
6.46%    07/13/30                 117,000      119,687
Merrill Lynch Mortgage
 Investors Inc.
6.36%    11/15/26                 291,000      291,546
Morgan Stanley Capital Inc.
6.52%    01/15/08                 204,000      206,325(b)
6.476%   10/15/10                 120,187      121,164(b)
6.86%    07/15/29                 132,439      135,636(b)
6.70%    10/03/30                  48,444       49,114(b)
Salomon Brothers Mortgage
 Securities Inc.
7.00%    07/25/24                 128,420      130,386
7.00%    10/01/27                  95,538       95,919
Sawgrass Finance REMIC Trust
6.45%    01/20/06                  60,000       60,581
Structured Asset Securities Corp.
5.65%    09/25/99                  45,069       45,055(b)
6.256%   08/25/00                 571,840      571,661(b)
8.495%   04/25/27                 115,000      119,384(b)
6.79%    11/01/27                  73,325       75,113(b)
1.86%    02/25/28                 847,818       46,100(b)
Vornado Finance Corp.
6.36%    12/01/00                 355,000      356,331(b)
Total Non-Agency Mortgage Backed             3,001,479

Non-Agency Collateralized Mortgage Obligations
BlackRock Capital Financial
7.22%    11/25/28                 255,000      258,985
7.25%    11/25/28                 153,293      148,838
5.476%   11/25/38                 101,827      102,622

Residential Assets Securitization Trust
7.75%    04/25/27 - 06/25/27      251,370      259,089
7.50%    08/25/27                 140,200      145,611

TOTAL NON-AGENCY COLLATERALIZED
  MORTGAGE OBLIGATIONS                         915,145

TOTAL MORTGAGE BACKED
   (Cost $13,178,937)                       13,354,822

TOTAL BONDS AND NOTES
    (Cost $45,537,110)                      46,183,371

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.4%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.4%
Microsoft Corp. (Series A), $2.20   3,081      284,993
New Plan Realty Trust, 7.80%        1,915       95,725
News Corp. Exchange Trust, 5.0%       680       46,953(a,b)
Simon DeBartolo Group Inc.
   (Series C), 7.89%                1,455       71,077
                                               498,748

INTERNATIONAL PREFERRED -- 0.0%
Banesto Holdings Ltd.(Series A),
   10.50%                           2,400       78,720(a,b)
TOTAL PREFERRED STOCK
    (COST $570,683)                            577,468
TOTAL INVESTMENTS IN SECURITIES
   (COST $100,008,215)                      126,612,526


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                          GEStrategic Investment Fund March 31, 1998 (unaudited)


                                 NUMBER
                              OF SHARES       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $5,980,749)               5,980,749   $ 5,980,749



                                        NUMBER
             EXPIRATION DATE/               OF
                 STRIKE PRICE        CONTRACTS       VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond Apr. 98/105.69     380,000        (920)
   (Premium $(1,069))

--------------------------------------------------------------------------------
PUT OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond Apr.  98/99.69     380,000      (1,158)
   (Premium $(1,187))

OTHER ASSETS AND LIABILITIES,
   NET (1.2%)                                  (1,556,181)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                           $131,035,016
================================================================================

OTHER INFORMATION
--------------------------------------------------------------------------------
The GE Strategic Investment Fund had the following short futures contract open at March 31, 1998:

                                NUMBER
                  EXPIRATION      OF           UNDERLYING        UNREALIZED
DESCRIPTION         DATE       CONTRACTS       FACE VALUE          LOSS
--------------------------------------------------------------------------------
S&P 500           June 1998        4           $1,110,500          $ 500



----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

Icons represent the top five combined industry weightings for the domestic and foreign equities in the GE Strategic Investment Fund as of March 31, 1998.

                                                              GE Tax-Exempt Fund

Q&A

Barbara A. Brinkley, a Manager of Brown Brothers Harriman and Co. and a member of its U.S. Bond Policy Group and its Fixed Income Credit Committee, is the Portfolio Manager of the GE Tax-Exempt Fund. Ms. Brinkley has been employed by Brown Brothers since 1976. Total assets under Brown Brothers management exceed $30 billion. Throughout her career with Brown Brothers, and during her previous four years with American Re-Insurance Company, Ms. Brinkley has specialized as a municipal bond credit analyst, trader and portfolio manager. Ms. Brinkley is a member and former chairman of the Municipal Analysts Group of New York, and is a member of the Fixed Income Analysts Society, Inc. Ms. Brinkley holds a B.A. degree from Smith College.


[GRAPHIC OMITTED]
Photo of Barbara A. Brinkley

Q. HOW DID THE GE TAX-EXEMPT FUND'S INDUSTRY BENCHMARK AND LIPPER PEERS PERFORM FOR THE SIXTH-MONTH PERIOD ENDED MARCH 31, 1998?

A. The Lehman 10-Year General Obligation Municipal Bond Index returned 3.67% for the six-month period ended March 31, 1998. Our Lipper peer group of 350 Intermediate Municipal Bond funds posted an average return of 2.92% for the same period. To see how your class of shares in the Tax-Exempt Fund performed compared to the Lipper benchmarks, please refer to the following page.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. The fund invests in higher-quality bonds, which did not perform as well as their lower-quality counterparts during the period. Lower-quality bonds recorded good investment results because investors turned to these securities as a way to maintain the yield of their portfolios as interest rates fell. The fund's conservative orientation limits our exposure to these bonds.

     Another factor that affected the fund's relative performance was the sharp decline in interest rates. When interest rates fall, portfolios that take the most price risk typically perform the best. Your fund is conservatively managed. We want to generate a steady flow of tax-exempt income without assuming as much price risk as other funds. While that may cause the fund to underperform when the bond market rallies, it will benefit the fund when bond yields rise. It's a strategy we believe will serve investors well over time.

Q. HOW DID YOU POSITION THE FUND IN LIGHT OF SPECIFIC EVENTS THAT TOOK PLACE DURING THE PERIOD?

A. In September, we shortened the fund's average duration compared to the benchmark, anticipating the strength of the economy would result in a rate hike by the Federal Reserve. However, when the Asian financial crisis hit in mid-November and the threat of a rate hike dissolved, we lengthened the fund's duration.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In our view, the long-term outlook for the tax-exempt bond market is favorable. Inflation is benign, and we expect the economy to slow as the Asian financial crisis reduces our exports later this year. Short-term, we do see cautionary signs, including a substantial increase in the supply of municipal bonds, which we expect will raise interest rates somewhat. As we see it, the higher rates will be an opportunity to lock in attractive tax-exempt yields for the longer term.

                                                              GE Tax-Exempt Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


Education                       10.8%
Government Obligation            7.6%
Hospital                        20.1%
Housing                         13.7%
Sales Tax                        4.2%
Utility                         23.1%
Water & Sewer                   11.2%
Cash & Other                     9.3%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------
                                                 Since
               6 Mo.       1 Yr.      3 Yr.    Inception    Commencement
--------------------------------------------------------------------------------

Class A        2.43%       7.34%      6.80%       5.38%     9/8/93
--------------------------------------------------------------------------------

Class A*      -1.92%       2.78%      5.27%       4.38%     9/8/93
--------------------------------------------------------------------------------

Class B        2.18%       6.86%      6.63%       5.14%     9/8/93
--------------------------------------------------------------------------------

Class B*      -0.82%       3.86%      6.04%       5.14%     9/8/93
--------------------------------------------------------------------------------

Class C        2.63%        N/A        N/A        2.76%     9/26/97
--------------------------------------------------------------------------------

Class D        2.77%        N/A        N/A        2.91%     9/26/97
--------------------------------------------------------------------------------

LB 10 Yr. GO
Muni Bond      3.67%      10.49%      8.17%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

     A mutual fund designed for investors who seek a high level of current income exempt from federal income taxes while preserving capital by investing primarily in tax-exempt debt obligations.


--------------------------------------------------------------------------------
                                 Quality Ratings
                                At March 31, 1998
--------------------------------------------------------------------------------

                                      PERCENT OF
MOODY'S/S&P RATINGS+                  NET ASSETS
--------------------------------------------------------------------------------
Aaa/AAA or better                      89.32%
--------------------------------------------------------------------------------

A/A to Aa/AA                           10.68%


+ Moody's Investors Service, Inc. and Standard and Poor's are nationally recognized statistical rating organizations.


                         * Lipper Performance Comparison

                        Intermediate Municipal Peer Group
   Based on average annual total returns for the periods ended March 31, 1998

                               SIX        ONE        THREE
                            MONTHS       YEAR        YEAR
                            ------       ----        ----

  Number of Funds
  in peer group:               350        336        281


  Peer group average
  annual total return:        2.92%      8.11%      6.33%


  Lipper categories
  in peer group:      Intermediate Municipal Debt, including single state bonds


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                              GE TAX-EXEMPT FUND

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

MUNICIPAL BONDS -- 98.5%
--------------------------------------------------------------------------------

ARKANSAS -- 3.9%
Arkansas Housing Development
   Agency Rev. - Housing
8.375%    07/01/10              $ 270,000   $  336,633(i)
8.375%    07/01/11                290,000      390,642(i)
Pulaski County Arkansas Hospital
  Rev. - Health
9.25%     03/01/10                155,000      200,427(i)
                                               927,702

CALIFORNIA -- 5.4%
Sacramento California Utility
  Rev. - Electric Utility
9.00%     04/01/13                670,000      917,364(i)
San Diego California Hospital
  Rev. - Health
8.875%    02/01/11                280,000      359,615(i)
                                             1,276,979

COLORADO -- 3.9%
Colorado Springs Colorado Utility
  Rev. - Electric Utility
8.50%     11/15/11                100,000      130,177(i)
Denver Colorado City & County,
  Housing Finance Authority -
  Housing
7.00%     08/01/10                500,000      577,035(i)
Loveland Cnty Rev. - Water & Sewer
8.875%    11/01/05                165,000      205,097(i)
                                               912,309
[GRAPHIC OMITTED]CONNECTICUT -- 7.8%
Connecticut State Health &
  Educational Fac.
  Auth. Rev.- Health
5.50%     07/01/12                500,000      525,140(k)
7.00%     07/01/12                765,000      886,428(i)
Connecticut State Housing
  Finance Auth.
  Rev. - Housing
6.05%     05/15/14                410,000      433,202
                                             1,844,770

FLORIDA -- 2.5%
Florida State Broward County G.O.
10.00%    07/01/14                235,000      360,102
Gainesville Florida
  Utilities Systems
  Rev. - ElectricUtility
8.125%    10/01/14                175,000      230,157(i)
                                               590,259

GEORGIA -- 2.0%
Clarke County Georgia
  Hospital Auth.
  Rev. - Health
9.875%    01/01/06                 80,000      103,927(i,k)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Columbus Georgia Medical Center
  Hospital Auth. Rev. - Health
7.75%     07/01/10              $ 305,000   $  371,685(i)
                                               475,612

IDAHO -- 3.5%
Idaho Falls Idaho Electric
  Rev. - Electric Utility
10.375%   04/01/07                570,000      814,912(j)

ILLINOIS -- 0.2%
Chicago Illinois Motor Fuel
  Tax Rev. - Sales Tax
6.50%     01/01/01                 20,000       21,275(j,k)
Chicago Illinois
  Wastewater Treatment
  Rev. - Water & Sewer
6.30%     01/01/03                 20,000       22,141(j,k)
                                                43,416

INDIANA -- 1.3%
Indiana University Rev. -
  Education
6.00%     11/15/14                290,000      311,469

IOWA -- 5.2%
Muscatine Iowa Electric Rev. -
  Electric Utility
9.70%     01/01/13                865,000    1,228,386(i)

LOUISIANA -- 5.8%
Jefferson Parish Louisiana
  Hospital Rev. - Health
7.25%     01/01/09                575,000      663,176(i)
Saint Charles Parish
  Louisiana Pollution
  Control Rev. - VRDN
3.70%     10/01/22                700,000      700,000
                                             1,363,176

MAINE -- 0.0%
Maine Municipal Bond Bank G.O.
7.10%     11/01/99                 10,000       10,701(j)

MASSACHUSETTS -- 5.5%
Massachusetts State G.O.
6.75%     08/01/09                 90,000       98,660(k)
Massachusetts State Port
  Auth. Rev. - Trans.
13.00%    07/01/13                535,000      916,112(i)
Massachusetts State Water Res. Auth.
  Rev. - Water & Sewer
6.00%     11/01/06                250,000      270,200
                                             1,284,972
[GRAPHIC OMITTED]MICHIGAN -- 6.0%
Michigan State Hospital Finance Auth.
  Rev. - Health
9.00%     05/01/08                595,000      775,410(i)
7.125%    05/01/09                545,000      627,546(i)
                                             1,402,956

MINNESOTA -- 1.4%
Rochester Minnesota Health Care
  Facilities Rev. - Health
6.25%     11/15/14                300,000      328,005

MISSISSIPPI -- 2.8%
Mississippi State G.O.
6.20%     02/01/08                580,000      655,986(i)


----------

     See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                   GE Tax-Exempt Fund March 31, 1998 (unaudited)


                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

MISSOURI -- 0.1%
Lees Summit Missouri Water & Sewer
  Rev. - Water & Sewer
10.00%    07/01/00               $ 20,000   $   22,576(j,k)

NEW JERSEY -- 2.7%
Atlantic City New Jersey
  Improvement Auth.
  Rev. - Trans.
7.40%     03/01/12                270,000      331,266(i,k)
New Jersey State Tpke.
  Auth. Rev. - Trans.
6.50%     01/01/16                250,000      294,902(k)
                                               626,168

NEW MEXICO -- 3.0%
Farmington New Mexico Power
  Rev. - Electric Utility
9.875%    07/01/05                400,000      535,028(j)
Farmington New Mexico
  Utility Systems
  Rev. - Electric Utility
9.875%    01/01/08                125,000      165,077(i,k)
                                               700,105
[GRAPHIC OMITTED]NEW YORK -- 8.5%
Erie County New York Water Auth.
  Rev. - Water & Sewer
6.00%     12/01/08                400,000      440,380(i,k)
New York New York G.O.
6.00%     08/01/06                300,000      308,532(i,k)
New York State Dormitory
  Auth. Rev. - Education
7.50%     05/15/11                165,000      202,892
7.375%    07/01/16                640,000      807,763(i)
New York State
  Environmental Facilities
  Rev. - Water & Sewer
6.80%     11/15/10                200,000      227,696
                                             1,987,263
[GRAPHIC OMITTED]
NORTH CAROLINA -- 5.9%
North Carolina Municipal Power
  Rev. - Electric Utility
10.50%    01/01/10                990,000    1,379,209(i)

OHIO -- 4.2%
Columbus Ohio G.O.
6.00%     07/01/02                 50,000       54,458(j)
Ohio State Higher Educational
  Rev. - Education
6.00%     05/15/09                550,000      610,582(k)
Ohio State Water Development Auth.
  Rev. - Water & Sewer
7.00%     12/01/09                275,000      323,507(i,k)
                                               988,547
[GRAPHIC OMITTED]

PENNSYLVANIA -- 10.0%
Allegheny County
  Pennsylvania Hospital
  Development Rev. - Health
7.375%    07/01/12                315,000      381,619(i)
Delaware River Port
  Authority Pennsylvania &
  New Jersey - Trans.
6.50%     01/15/11                 90,000      101,067(i)


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Pennsylvania Intergovernmental
  Co-op. - Special Tax
5.60%     06/15/15              $ 500,000   $  514,300(k)
Philadelphia Pennsylvania
  Hospital Rev. - Health
9.875%    07/01/05                505,000      673,564(j)
Pittsburgh Pennsylvania
  Water & Sewer
  Rev. - Water & Sewer
7.25%     09/01/14                555,000      680,147(i)
                                             2,350,697

PUERTO RICO -- 2.8%
Puerto Rico Commonwealth Aquaduct &
  Sewer Rev. - Water & Sewer
10.25%    07/01/09                470,000      651,834(i)

SOUTH CAROLINA -- 2.2%
Spartanburg South Carolina Waterworks
  Rev. - Water & Sewer
6.00%     06/01/05                475,000      509,452

TEXAS -- 0.2%
Austin Texas Utility Systems
  Rev. - Electric Utility
7.25%     11/15/03                 50,000       52,087

UTAH -- 0.0%
Intermountain Power Agency Utah
  Rev. - Electric Utility
7.20%     07/01/99                 10,000       10,617(j)

VIRGINIA -- 0.6%
Richmond Virginia
  Metropolitan Expressway
  Auth. Rev. - Trans.
7.00%     10/15/13                115,000      132,595(i,k)

WASHINGTON -- 0.1%
Snohomish County Washington
  Public Utility
  Rev. - Electric Utility
6.375%    01/01/05                 20,000       22,277(i)

WEST VIRGINIA -- 1.0%
Wood County West Virginia
  Building Commission -
  St. Joseph Hospital - Health
6.625%    01/01/06                215,000      232,641(i,k)
TOTAL INVESTMENTS IN SECURITIES
  (Cost $22,019,746)                        23,137,678


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
     (Cost $61,019)                61,019       61,019

OTHER ASSETS AND LIABILITIES,
   NET 1.2%                                    279,235
--------------------------------------------------------------------------------
NET ASSETS - 100%                          $23,477,932
================================================================================

Icons represent the top five state weightings in the GE Tax-Exempt Fund as of March 31, 1998.

----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                                           GE Fixed Income Funds

Q&A

Bob MacDougall leads the fixed income team at GE Investments. Assets under management exceed $23 billion. His responsibilities include leading a team of managers for the GE Fixed Income, GE Short-Term Government, GE Government Securities and GE Money Market Funds. Bob joined GE Investments in 1986 as a Mutual Fund Portfolio Manager and was appointed to head the taxable Fixed Income team in 1992, and the tax-exempt Fixed Income team in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.



[GRAPHIC OMITTED]
Photo of Bob MacDougall


Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS OVER THE SIX MONTHS ENDED MARCH 31, 1998.

A. Volatility in Asian markets dominated the financial news during the fourth quarter of 1997. As investors assessed the impact of the Asian crisis on the U.S. economy and inflation, they were attracted to U.S. Treasury bonds for their good value and their high quality. This rallied the market, bringing the 30-year Treasury yield to a low of 5.7% in early January. Since that time, however, the market has traded in a narrow range. The anticipated slowdown in the U.S. economy has yet to materialize. While inflation remains benign, tight labor markets continue to concern both the bond market and the Federal Reserve.


GE Fixed Income Fund

Q. HOW DID THE GE FIXED INCOME FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. The Lehman Brothers Aggregate Bond Index returned 4.53% while the average return for the 133 Intermediate U.S. Government Bond funds tracked by Lipper Analytical Services was 3.94%. To see how your class of shares in the GE Fixed Income Fund performed compared to these benchmarks, please refer to page 41.

Q.   WHAT WERE THE DRIVERS OF FUND PERFORMANCE?

A. Two offsetting factors resulted in the fund performing in line with the market and peer averages. On the plus side, our outlook for declining interest rates prompted us to reduce our exposure to mortgage-backed securities in favor of Treasuries. The performance of mortgages lagged because of prepayments as homeowners refinanced. On the other hand, our corporate sector underperformed due to an overweight in bonds of foreign issuers, particularly Asian entities. Our performance during this time period was a good example of how diversification of risk across different market segments can reduce overall fund volatility.

GE Government Securities Fund

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. The Lehman Brothers Government Bond Index returned 4.88% while the Lipper peer group of similar funds averaged 3.94%. To see how your class of shares in the GE Government Securities Fund performed compared to these benchmarks, please refer to page 46.

Q.   WHAT DROVE THIS FUND'S PERFORMANCE?

A. In addition to U.S. Treasury securities, this fund holds mortgage-backed securities issued by federal government agencies because of their high quality and good yield. During the market rally in the fourth quarter of 1997, these securities underperformed Treasuries due to their callability as homeowners refinanced their mortgages at lower rates.

GE Short-Term Government Fund

Q. HOW DID THE GE SHORT TERM GOVERNMENT FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. The Lehman Brothers 1 - 3 year Government Bond Index returned 3.14%. Our Lipper peer group of 200 Short-Term U.S. Government mutual funds averaged a return of 2.93%. To see how your class of shares in the GE Short-Term Government Fund performed compared to these benchmarks, please refer to page 49.

Q.   WHAT FACTORS INFLUENCED THIS FUND'S PERFORMANCE?

A. The securities we held in this portfolio performed in line with the market index before deduction of fund expenses. While the fund diversified its exposure across various segments of the market, these segments performed consistently during this period.

GE Money Market Fund

Q. HOW DID THE GE MONEY MARKET FUND'S MARKET BENCHMARK AND LIPPER PEER GROUP PERFORM FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998?

A. The GE Money Market Fund had a total return of 2.59% for the six- months ended March 31, 1998. For the same period 90-day Treasury Bills returned 2.57% and the average return of the 319 Money Market funds reported by Lipper was 2.45%.

Q.   TO WHAT DO YOU ATTRIBUTE THIS PERFORMANCE?

A. Although long term interest rates fell almost 0.5% during this period, short term money market rates were stable. Federal Reserve policy did not change and that led to consistency of returns. As always, our goal is to maintain a high quality, liquid portfolio.


OVERALL

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?

A. The growth of U.S. economy has been surprisingly strong. As a result the unemployment rate has fallen to levels not seen since the 1970's. While this has obvious implications for labor costs, we believe that global competition and productivity improvements will limit price increases and keep inflation under control. If so, bonds at recent yield levels should have good value.

                                                            GE Fixed Income Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Cash & Other                         6.3%
U.S. Treasuries/Agencies            43.2%
Corporate Notes                     20.3%
Mortgage-Backed                     30.2%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------
                                           Since                   Commence-
             6 Mo.      1 Yr.     3 Yr      5 Yr     Inception        ment
--------------------------------------------------------------------------------

Class A      3.89%    10.87%      8.20%     N/A        6.10%         1/1/94
--------------------------------------------------------------------------------

Class A*    -0.49%     6.12%      6.64%     N/A        5.01%         1/1/94
--------------------------------------------------------------------------------

Class B      3.72%    10.31%      7.72%     N/A        5.59%       12/22/93
--------------------------------------------------------------------------------

Class B*     0.72%     7.31%      7.14%     N/A        5.59%       12/22/93
--------------------------------------------------------------------------------

Class C      4.02%    11.04%      8.46%    6.25%       6.29%        2/22/93
--------------------------------------------------------------------------------

Class D      4.23%    11.42%      8.75%     N/A        6.57%       11/29/93
--------------------------------------------------------------------------------

LB Agg.      4.53%    12.00%      9.18%    6.94%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in fixed income securities including government and corporate bonds and asset- and mortgage-backed securities including CMO's and ARM's.

--------------------------------------------------------------------------------
                                 Quality Ratings
                                At March 31, 1998
--------------------------------------------------------------------------------
                                      PERCENT OF
MOODY'S/S&P RATINGS+                  NET ASSETS
--------------------------------------------------------------------------------
Aaa/AAA or better                   79.52%
--------------------------------------------------------------------------------
A/A to Aa/AA                         8.49%
--------------------------------------------------------------------------------
Below A/A                           11.99%
--------------------------------------------------------------------------------

+ Moody's Investors Service, Inc. and Standard and Poor's are nationally recognized statistical rating organizations.


                         * Lipper Performance Comparison


Intermediate U.S. Government Bond Peer Group Based on average annual total returns for the periods ended March 31, 1998

                          SIX        ONE       THREE      FIVE
                        MONTHS      YEAR        YEAR      YEAR
                        ------      ----        ----      ----

  Number of Funds
  in peer group:          133        130        104        57


  Peer group average
  annual total
  return:               3.94%      10.30%     7.67%      5.60%


  Lipper categories
  in peer group:      Intermediate U.S. Government,
                      Intermediate U.S. Treasury

*    See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                            GE FIXED INCOME FUND

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 95.1%
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 4.4%
Federal Home Loan Bank
6.15%     10/23/00              $ 175,000   $  175,219
6.172%    11/24/00                295,000      295,461
                                               470,680
Federal Home Loan Mortgage Corp.
6.22%   03/18/08                  330,000      328,505

Federal National Mortgage Assoc.
5.96%     07/23/99                635,000      636,689
5.82%     08/25/99                490,000      490,534(a)
6.41%     07/08/02                370,000      377,688(a)
6.99%     07/09/07                365,000      374,866
6.27%     02/05/08                615,000      609,811
                                             2,489,588
Small Business Administration
6.55%     10/01/17 - 12/01/17     233,000      235,513
6.125%    01/10/18                550,000      542,438
                                               777,951
TOTAL FEDERAL AGENCIES
   (COST $4,054,283)                         4,066,724

U.S. TREASURIES -- 38.8%
U.S. Treasury Bonds
11.875%   11/15/03                273,000      352,511
13.75%    08/15/04              1,286,000    1,829,734
12.50%    08/15/14              1,499,000    2,307,755
10.625%   08/15/15              2,479,000    3,717,732
6.125%    11/15/27              4,245,000    4,353,120
                                            12,560,852
U.S. Treasury Notes
6.00%     06/30/99                534,000      536,670
5.875%    07/31/99 - 08/31/99   5,533,000    5,552,382
7.75%     12/31/99              1,910,000    1,977,442
5.375%    01/31/00              2,375,000    2,366,094
6.25%     04/30/01                887,000      901,964(h)
6.625%    07/31/01              1,773,000    1,824,257
6.625%    03/31/02              1,786,000    1,845,438
5.75%     11/30/02                350,000      351,039
5.625%    12/31/02              1,434,000    1,431,534
5.50%     02/28/03 - 03/31/03   3,664,000    3,642,970
6.625%    05/15/07                544,000      577,489
5.50%     02/15/08                299,000      295,355
                                            21,302,634
U.S. Treasury STRIP
6.02%     08/15/11              2,530,000    1,144,395(d)
6.02%     02/15/12              1,650,000      724,053(d)
                                             1,868,448
TOTAL U.S. TREASURIES
   (COST $35,380,139)                       35,731,934

ASSET BACKED -- 1.4%
Advanta Mortgage Loan Trust Corp.
6.30%     07/25/25                 38,138       37,668
California Infrastructure
6.42%     12/26/09                 69,000       70,219

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Carco Auto Loan Master Trust
6.689%    08/15/04              $ 260,000   $  261,706
Fleetwood Credit Grantor Trust
6.40%     05/15/13                120,774      121,000
IMC Home Equity Loan Trust
7.23%     05/20/27                132,000      135,465
Iroquois Trust
6.68%     11/10/03                209,000      209,849(b)
6.752%    06/25/07                248,000      249,502(b)
Mid State Trust
7.54%     07/01/25                 60,513       63,605
Tiers Trust
6.688%    11/17/03                167,000      168,443
TOTAL ASSET BACKED
  (COST $1,303,640)                          1,317,457

CORPORATE NOTES -- 20.3%
Abbey National PLC
7.35%     10/15/06                145,000      152,063
AFC Capital Trust
8.207%    02/03/27                165,000      184,190
Ameritech Capital Funding Corp.
6.55%     01/15/28                115,000      112,910
Applied Materials Inc.
7.125%    10/15/17                100,000      100,875
Arizona Public Service Co.
6.25%     01/15/05                120,000      117,262
Arvin Industries Inc,
6.75%     03/15/08                100,000       98,774
Atlantic City Electric Co.
6.19%     01/17/06                305,000      302,163
Banco Hipotecario Nacional
8.00%     06/04/99                250,000      249,375(b)
Bancomer S.A.
9.00%     06/01/00                125,000      127,188(b)
Bank Austria AG
7.25%     02/15/17                250,000      262,660
Bank of Scotland
7.00%     11/29/49                250,000      252,187(b)
Bell Telephone Co. - Canada
9.50%     10/15/10                100,000      125,308
Bell Telephone Co. - Pennsylvania
8.35%     12/15/30                 75,000       93,086
Boston University
7.625%    07/15/97                 55,000       61,738
Brascan Ltd.
7.375%    10/01/02                120,000      124,135
BT Preferred Capital Trust
7.875%    02/25/27                240,000      245,042
Circus Circus Enterprises Inc.
6.70%     11/15/03                150,000      149,883
Cleveland Electric Illuminating Co.
7.19%     07/01/00                 60,000       60,905
Columbia University
6.83%     12/15/20                120,000      125,183
Conseco Inc.
8.70%     11/15/26                160,000      177,928
Continental Cablevision Inc.
8.50%     09/15/01                125,000      132,878
8.30%     05/15/06                210,000      230,695
Corporacion Andina De Fomento
6.75%     03/15/05                190,000      188,832
CSX Corp.
7.05%     05/01/02                 55,000       56,249

----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)


                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

DDR Pass-Through Asset Trust
7.125%    03/15/02           $    415,000   $  416,033(b)
Delta Air Lines Inc.
7.79%     12/01/98                125,000      126,534
Deutsche Bank Financial Inc.
7.50%     04/25/09                405,000      438,368
Digital Equipment Corp.
7.125%    10/15/02                 70,000       71,795
Dow Chemical Co.
8.55%     10/15/09                110,000      126,951
Empresa Nacional de Electricid
8.125%    02/01/97                100,000      103,198
Energy Group Overseas
7.375%    10/15/17                180,000      186,043
Farmers Insurance Exchange
8.625%    05/01/24                340,000      390,864(b)
FBOP Capital Trust
10.20%    02/06/27                 40,000       45,506(b)
Federated Department Stores Inc.
10.00%    02/15/01                130,000      142,269
Felcor Suites Ltd.
7.375%    10/01/04                100,000       99,500(b)
First Security Capital
8.41%     12/15/26                 90,000       97,920
Ford Motor Credit Corp.
7.32%     05/23/02                328,000      332,305
Fujian International
  Trust & Investment Corp.
7.375%    08/25/07                 65,000       59,688(b)
Goldman Sachs Group L.P.
6.20%     12/15/00                195,000      195,000(b)
Gruma SA de C.V.
7.625%    10/15/07                100,000       98,750
Guangdong International
  Trust & Investment Corp.
8.75%     10/24/16                 65,000       59,531(b)
Heritage Media Corp.
8.75%     02/15/01                 85,000       91,906
Hydro-Quebec
8.05%     07/07/24                 60,000       69,674
8.25%     04/15/26                360,000      413,619
Ikon Capital Inc.
6.27%     07/19/99                300,000      301,293
Israel Electric Corp. Ltd.
8.10%     12/15/96                240,000      245,700(b)
Korea Development Bank
7.125%    09/17/01                 50,000       47,017
6.625%    11/21/03                135,000      118,469
Landeskreditbank Baden
7.875%    04/15/04                160,000      174,002
LCI International Inc.
7.25%     06/15/07                226,000      226,475
Lehman Brothers Holdings Inc.
6.90%     03/30/01                155,000      157,615
Liberty Mutual Insurance Co.
8.20%     05/04/07                125,000      139,090(b)
Loewen Group International Inc.
7.50%     04/15/01                285,000      290,714
Loewen Pass Through Asset Trust
6.70%     10/01/99                510,000      508,286(b)
Long Island Lighting
7.30%     07/15/99                130,000      131,556

                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------

Meditrust
7.114%    08/15/04           $    130,000   $  128,835
Merita Bank Ltd.
7.15%     12/29/49                145,000      146,277(b)
MIC Financing Trust
8.375%    02/01/27                160,000      167,414(b)
Morgan Stanley Finance PLC
8.03%     02/28/17                 90,000       95,738
Nabisco Inc.
6.125%    02/01/33                140,000      137,483
National Westminster Bank PLC
7.75%     04/29/49                265,000      284,056
New England Mutual Life
  Insurance Co.
7.875%    02/15/24                250,000      272,047(b)
New Jersey Economic
  Development Authority
7.425%    02/15/29                115,000      126,771
New York State Dormitory
  Authority Revenue
6.32%     04/01/99                200,000      200,588
News America Holdings Inc.
8.15%     10/17/36                100,000      109,200
Niagara Mohawk Power Corp.
9.50%     06/01/00                145,000      152,847
Norfolk Southern Corp.
7.90%     05/15/97                252,000      284,669
North Atlantic Energy Corp.
9.05%     06/01/02                155,000      159,142
NRG Energy Inc.
7.50%     06/15/07                140,000      145,572
NWCG Holding Corp.
6.66%     06/15/99                215,000      199,602(d)
Oryx Energy Co.
10.00%    06/15/99                150,000      155,670
9.50%     11/01/99                150,000      156,514
Paramount Communications Inc.
7.50%     01/15/02                125,000      128,069
Petroleos Mexicanos
7.75%     10/29/99                100,000      100,375(b)
Philip Morris Cos. Inc.
7.25%     09/15/01                120,000      123,382
7.20%     02/01/07                100,000      103,171
PSI Energy Inc.
6.25%     12/15/98                100,000      100,180
Reliance Industries Ltd.
10.50%    08/06/46                 85,000       83,737(b)
Republic New York Corp.
7.20%     07/15/97                125,000      129,101
Republic of Argentina
9.50%     11/30/02                150,000      150,450
Republic of Columbia
7.25%     02/15/03                100,000       98,297
Republic of Panama
7.875%    02/13/02                100,000      100,250(b)
Riggs Capital Trust
8.625%    12/31/26                 90,000       95,510(b)
RJR Nabisco Inc.
8.00%     07/15/01                300,000      308,103
7.625%    09/15/03                105,000      105,990
St. George Funding Co.
8.485%    12/31/49                415,000      420,710(b)
Stop & Shop Cos. Inc.
9.75%     02/01/02                 80,000       89,800


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                 GE Fixed Income Fund March 31, 1998 (unaudited)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Sun Life Canada Capital Trust
8.526%    05/29/49           $    175,000   $  191,555(b)
Suntrust Bank Inc.
6.00%     01/15/28                120,000      116,940
Talisman Energy Inc.
7.25%     10/15/27                100,000      100,842
Taubman Realty Group L.P.
8.00%     06/15/99                160,000      163,077
TCI Communications Inc.
8.65%     09/15/04                 70,000       76,782
Tele-Communications Inc.
6.469%    12/20/00                130,000      131,040
9.25%     04/15/02                100,000      109,445
Tenet Healthcare Corp.
7.875%    01/15/03                105,000      106,575
8.00%     01/15/05                 40,000       41,000
Time Warner Entertainment Co. L.P.
10.15%    05/01/12                 75,000       96,596
Time Warner Inc.
4.90%     07/29/99                315,000      308,987(b)
6.10%     12/30/01                100,000       98,267(b)
Toledo Edison Co.
7.38%     03/31/00                250,000      252,707
Total Access Communication PLC
7.625%    11/04/01                155,000      111,600(b)
Transamerica Capital
7.625%    11/15/37                105,000      108,954(b)
Universal Outdoor Inc.
9.75%     10/15/06                 80,000       91,000
US West Capital Funding Inc.
7.90%     02/01/27                 90,000      100,795
USX Marathon Group
9.80%     07/01/01                120,000      132,030
8.125%    07/15/23                120,000      131,597
Viacom Inc.
7.75%     06/01/05                250,000      262,187
Washington Mutual Capital
8.375%    06/01/27                131,000      140,765
Waterford Funding Corp.
8.09%     01/02/17                400,000      415,724
Westdeutsche Landesbank
6.75%     06/15/05                200,000      205,516
Williams Cos. Inc.
6.125%    02/15/02                235,000      233,188
Yale University Notes
7.375%    04/15/96                100,000      112,387
Zurich Capital Trust
8.376%    06/01/37                100,000      108,445(b)
TOTAL CORPORATE NOTES
   (Cost $18,311,474)                       18,644,731

MORTGAGE BACKED -- 30.2%
Agency Mortgage Backed
Federal Home Loan Mortgage Corp.
7.50%     06/01/10                814,946      840,103
9.00%     12/01/16                405,614      432,863
6.247%    03/25/21                176,000      175,010
9.50%     04/01/21                 34,360       37,377(h)
9.00%     12/01/24                400,336      426,358(a)
8.00%     08/01/25 - 10/01/25     714,613      739,953
4.93%     04/01/27              1,522,099    1,123,975(d,f)
                                             3,775,639

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Federal National Mortgage Assoc.
5.60%     03/27/00            $ 1,080,000   $1,076,792
5.38%     01/16/01                895,000      885,486
6.50%     01/01/04                 33,889       34,001
8.50%     04/01/17                 88,584       93,497
7.00%     06/18/20                304,667      306,191
9.00%     10/01/24                167,641      177,752
7.50%     08/01/27 - 09/01/27   1,235,337    1,266,603
7.00%     10/01/27              1,295,262    1,311,858
6.154%    11/01/35              1,493,563    1,502,898(e)
6.139%    05/01/36                543,881      547,280(e)
6.00%     TBA                   2,140,000    2,105,225
7.00%     TBA                   2,228,000    2,250,280
                                            11,557,863
Federal National Mortgage
  Assoc. REMIC
7.623%    12/17/04                173,375      181,231(a)
6.856%    06/17/11                132,000      134,970(a)
6.909%    06/25/16                237,000      243,443(a)
                                               559,644
Government National Mortgage Assoc.
7.50%     01/15/23 - 05/15/23     570,836      586,529
6.50%     02/15/24 - 04/15/24   1,187,682    1,179,510
7.50%     TBA                   1,810,000    1,861,472
                                             3,627,511
Total Agency Mortgage Backed                19,520,657

Agency Collateralized Mortgage Obligations
Collateralized Mortgage Obligation Trust
5.47%     09/01/15                 77,677       69,254(d,f)
5.76%     11/01/18                 99,872       73,905(d,f)
                                               143,159
Federal National Mortgage Assoc.
8.50%     03/01/17                 53,745       13,873(g)
8.50%     03/01/17                106,859       27,583(g,h)
8.50%     01/01/18                 19,067        4,922(g)
8.00%     10/25/20                 86,162       90,308
9.00%     05/25/22                132,370       34,280(g)
8.50%     07/01/22                237,246       62,778(g)
7.50%     05/01/23                156,452       38,820(g)
6.00%     08/25/23                523,929      157,997(g)
6.32%     12/15/24                523,929      350,377(d,f)
4.65%     07/01/26                 23,878       19,013(d,f)
4.68%     04/01/27                114,280       91,317(d,f)
                                               891,268
Federal Home Loan Mortgage Corp.
8.00%     04/15/20                 63,004       64,993
Federal National
  Mortgage Assoc. REMIC
7.75%     07/25/20                197,575      185,938(d,f)
5.58%     12/25/22                130,399      105,908(d,f)
8.85%     09/25/23                 87,000       65,871(d,f)
                                               357,717
Total Agency Collateralized
  Mortgage Obligations                       1,457,137

Non-Agency Mortgage Backed
Amresco Commercial
  Mortgage Funding Corp.
6.73%     06/17/29                159,556      160,827
Asset Securitization Corp.
6.50%     02/14/41                123,252      124,716


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

BHN Mortgage Trust
7.54%     04/30/07              $ 123,878   $  120,549(b)
7.916%    02/15/12                 69,834       69,179(b)
Community Program Loan Trust
4.50%     10/01/18                280,618      254,968
CS First Boston Mortgage
  Securities Corp.
6.425%    08/20/30                 23,999       23,924
DLJ Mortgage Acceptance Corp.
6.65%     12/17/27                 64,331       64,974(b)
GS Mortgage Securities Corp.
6.46%     07/13/30                207,000      211,754(d)
Merrill Lynch Mortgage
  Investors Inc.
6.36%     02/15/30                376,000      376,705
Morgan Stanley Capital Inc.
6.52%     01/15/08                400,000      404,560
6.476%    10/15/10                201,441      203,077(b)
6.86%     07/15/29                239,732      245,519(b)
6.70%     10/03/30                 86,012       87,202
Salomon Brothers Mortgage
  Securities Inc.
7.00%     10/01/27                397,081      401,245
Sawgrass Finance REMIC Trust
6.45%     01/20/06                100,000      100,969
Structured Asset Securities Corp.
5.65%     09/25/99                 81,374       81,349(b)
6.256%    08/25/00              1,040,561    1,040,236(b)
8.495%    04/25/27                361,323      375,098
6.79%     11/01/27                129,806      132,970
1.86%     02/25/28              1,736,825       94,440(d)
Vornado Finance Corp.
6.36%     12/01/00                572,000      574,145(b)
Total Non-Agency Mortgage Backed             5,148,406

Non-Agency Collateralized
  Mortgage Obligations
BlackRock Capital Financial
7.22%     11/25/28                456,000      463,125
7.25%     11/25/28                274,733      266,749
5.476%    11/25/38                182,520      183,945
Residential Assets
  Securitization Trust
7.75%     04/25/27                690,490      713,652
Total Non-Agency Collateralized
  Mortgage Obligations                       1,627,471
TOTAL MORTGAGE BACKED
   (Cost $27,508,195)                       27,753,671
TOTAL BONDS AND NOTES
   (Cost $86,557,731)                       87,514,517

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
--------------------------------------------------------------------------------
Banesto Holdings Ltd., 10.5%        4,600      150,880(b)
New Plan Realty Trust, 7.80%        4,151      207,496
News Corp. Ltd., 5.0%               1,600      110,477(b)
Pinto Totta International
   Finance Ltd., 7.777%               270      270,837(b)

                                   NUMBER
                                OF SHARES       VALUE
--------------------------------------------------------------------------------
Simon DeBartolo Group Inc.
   (Series C), 7.89%                2,860   $  139,711
Travelers Group Inc., 6.213%        2,300      123,050
TOTAL PREFERRED STOCK
   (Cost $1,005,674)                         1,002,451
TOTAL INVESTMENTS IN SECURITIES
   (Cost $87,563,405)                       88,516,968

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.9%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund    193,835      193,835



                                PRINCIPAL
                                   AMOUNT       VALUE
--------------------------------------------------------------------------------
FEDERAL AGENCY
Federal Home Loan Mortgage Corp.
5.90%   04/01/98               $8,980,000    8,980,000
TOTAL SHORT-TERM INVESTMENTS
   (Cost $9,173,835)                         9,173,835



                                                          NUMBER
                                     EXPIRATION DATE/       OF
                                      STRIKE PRICE       CONTRACTS      VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond                   Apr. 98/105.69       735,000      (1,780)
   (Premium $(2,067))

--------------------------------------------------------------------------------
PUT OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond                   Apr. 98/99.69        735,000      (2,240)
   (Premium $(2,298))

OTHER ASSETS AND LIABILITIES,
   NET (6.1%)                                                      (5,657,919)
--------------------------------------------------------------------------------

NET ASSETS --  100%                                               $92,028,864
================================================================================

----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                                   GE Government Securities Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


U.S. Government        78.7%
Corporate Notes        16.2%
Cash & Other            5.1%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------

                                                         Since       Commence-
               6 Mo.     1 Yr.      5 Yr.     10 Yr.    Inception      ment
--------------------------------------------------------------------------------

Class A        4.05%    11.21%       N/A      N/A        3.68%        9/8/93
--------------------------------------------------------------------------------

Class A*      -0.37%     6.48%       N/A      N/A        2.69%        9/8/93
--------------------------------------------------------------------------------

Class B        3.77%    10.46%     3.83%     6.81%         N/A       4/22/87
--------------------------------------------------------------------------------

Class B*       0.77%     7.46%     3.83%      6.81%        N/A       4/22/87
--------------------------------------------------------------------------------

Class C          N/A       N/A       N/A      N/A        2.70%      10/28/97
--------------------------------------------------------------------------------

LB Gov't.      4.88%    12.14%     6.71%     8.70%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

GE Government Securities Fund's investment objective is a high level of current income consistent with safety of principal which the fund attempts to achieve by investing primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.


                       5 YEAR TREASURY NOTE YIELD HISTORY
                              04/01/97 -- 03/31/98


[GRAPHIC OMITTED]


HIGH      6.86%
LOW       5.21%
AVG.      6.01%


                         * Lipper Performance Comparison
                     Intermediate U.S. Government Peer Group
       Based on average annual total returns for the periods ended 3/31/98


                           SIX           ONE        FIVE        TEN
                           MONTHS        YEAR       YEAR        YEAR
                           ------        ----       ----        ----

  Number of Funds
  in peer group:            133           130        57          16


  Peer group average
  annual total
  return:                  3.94%        10.30%     5.60%       7.62%


  Lipper categories
  in peer group:      Intermediate U.S. Treasury, Intermediate U.S. Government


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)

                                                   GE GOVERNMENT SECURITIES FUND
                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 98.8%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 78.7%
Federal Home Loan Mortgage Corp.
7.50%     02/01/07               $ 111,776  $  115,248
5.50%     12/01/08                  39,566      38,416
7.50%     02/01/09 - 09/01/09      201,963     208,159
7.50%     06/01/10 - 12/01/10    6,913,838   7,124,416
7.50%     02/01/11 - 11/01/11    6,535,169   6,732,168
7.50%     01/01/12 - 07/01/12    5,849,322   6,020,181
9.00%     12/01/14               2,020,880   2,136,434
6.50%     08/01/25 - 12/01/25    8,158,705   8,089,846
6.50%     01/01/26               2,528,524   2,507,183
7.00%     12/01/26                  22,731      22,980
7.00%     01/01/27               1,318,090   1,332,496
6.50%     02/01/27                 877,689     868,912
7.50%     10/01/27              26,642,829  27,308,900(h)
                                            62,505,339
Federal National Mortgage Assoc.
11.875%   05/19/00              34,000,000  38,111,960
12.00%    11/13/00              50,000,000  57,461,000(h)
10.45%    10/13/15              10,000,000  14,381,200
9.00%     05/01/21               2,255,771   2,408,394
7.00%     04/01/26               1,634,777   1,651,124
7.00%     01/01/27 - 12/01/27   17,566,272  17,766,856
7.00%     12/01/99               2,310,000   2,333,100
                                           134,113,634
Federal National Mortgage Assoc. REMIC
3.50%     10/25/21              14,200,000  12,132,054
5.00%     01/25/23               3,171,578   3,002,216
                                            15,134,270
Government National Mortgage Assoc.
9.00%     05/15/13                 236,800     256,038
9.50%     05/15/16                 249,433     271,176
8.00%     03/15/17 - 08/15/17    6,748,712   7,081,896
9.50%     06/15/17 - 12/15/17    1,973,026   2,145,297
8.50%     05/15/21                 110,209     117,268
8.50%     10/15/22                  17,721      18,756
8.50%     03/15/23                 531,330     561,712
6.50%     05/15/23 - 12/15/23    4,939,023   4,908,154
6.50%     01/15/24 - 04/15/24    3,891,776   3,865,000
7.00%     08/15/25 - 10/15/25   13,501,142  13,640,338
7.00%     04/15/26               2,457,564   2,482,902
7.50%     04/15/27 - 05/15/27    5,686,399   5,830,322
                                            41,178,859
Small Business Administration
8.15%     02/01/15               1,815,431   1,955,559
8.10%     03/01/15               8,759,251   9,451,779
7.60%     05/01/16               3,764,514   3,990,973
7.55%     06/01/16               7,924,517   8,385,129
7.70%     07/01/16               5,557,245   5,928,886
7.15%     03/01/17               4,799,827   4,993,320
                                            34,705,646
U.S. Treasury Bonds
11.875%   11/15/03              12,500,000  16,140,625
6.125%    11/15/27              59,340,000  60,851,390(l)
                                            76,992,015

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes
6.25%     08/31/02             $ 2,000,000  $2,043,740
5.50%     02/28/03               4,000,000   3,976,240(l)
                                             6,019,980
TOTAL U.S. GOVERNMENTS
   (COST $368,762,796)                      370,649,743

CORPORATE NOTES -- 16.2%
Abbey National PLC
7.35%     10/29/49               2,500,000   2,621,775
Bank Austria AG
7.25%     02/15/17               2,500,000   2,626,600
Continental Cablevision Inc.
8.30%     05/15/06               2,500,000   2,746,375
Financing Corp.
10.70%    10/06/17              28,165,000  42,207,787(h)
9.65%     11/02/18               2,020,000   2,801,801
Hydro-Quebec
8.25%     04/15/26               2,500,000   2,872,350
Korea Development Bank
7.125%    09/17/01               2,500,000   2,350,850
Merita Bank Ltd.
7.15%     12/29/49               2,500,000   2,522,025(b)
National Westminster Bank PLC
7.75%     04/29/49               2,500,000   2,679,775
Philip Morris Cos. Inc.
7.20%     02/01/07               2,500,000   2,579,275
Sun Life Canada Capital Trust
8.526%    05/29/49               2,500,000   2,736,500(b)
Tele-Communications Inc.
9.25%     04/15/02               2,500,000   2,736,125
Time Warner Inc.
4.90%     07/29/99               2,500,000   2,452,275(b)
Washington Mutual Capital
8.375%    06/01/27               2,500,000   2,686,350
TOTAL CORPORATE NOTES
   (COST $68,590,098)                       76,619,863

MORTGAGE BACKED -- 3.9%
Non-Agency Mortgage Backed
BHN Mortgage Trust
7.916%    02/15/12                 872,920     864,737(b)
DLJ Mortgage Acceptance Corp.
6.99%     02/15/05                 937,153     944,767(b)
Structured Asset Securities Corp.
6.256%    03/25/98               7,358,924   7,356,625(b)
Total Non-Agency Mortgage Backed             9,166,129


Non-Agency Collateralized
  Mortgage Obligations
Norwest Asset Securities Corp.
7.25%     11/25/27               3,378,000   3,433,061
NYC Mortgage Loan Trust
6.75%     06/25/06               5,630,787   5,628,148(b)
Total Non-Agency Collateralized
  Mortgage Obligations                       9,061,209

TOTAL MORTGAGE BACKED
   (COST $18,028,292)                       18,227,338

TOTAL INVESTMENTS IN SECURITIES
   (COST $455,381,186)                      465,496,944


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                        GE Government Securities Fund March 31, 1998 (unaudited)


                                 NUMBER
                              OF SHARES       VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
    (Cost $46,955,015)         46,955,015   $46,955,015



                                                       NUMBER
                               EXPIRATION DATE/            OF
                                   STRIKE PRICE     CONTRACTS       VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond               Apr. 98/105.69      4,355,000     (10,547)
   (Premium $(12,249))

PUT OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond               Apr. 98/99.69       4,355,000     (13,269)
   (Premium $(13,609))

OTHER ASSETS AND LIABILITIES,
   NET (8.8%)                                                   (41,506,086)
--------------------------------------------------------------------------------
NET ASSETS -- 100%                                             $470,922,057
================================================================================


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                                   GE Short-Term Government Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


U.S. Government           78.1%
Asset Backed               4.8%
Cash & Other               7.0%
Corporate Notes           10.1%


--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------
                                          Since
               6 Mo.    1 Yr.    3 Yr   Inception   Commencement
--------------------------------------------------------------------------------

Class A        2.76%    6.49%   6.10%    5.27%       3/2/94
--------------------------------------------------------------------------------

Class A*       0.22%    3.84%   5.21%    4.61%       3/2/94
--------------------------------------------------------------------------------

Class B        2.58%    6.12%   5.71%    4.88%       3/2/94
--------------------------------------------------------------------------------

Class B*      -0.42%    3.12%   5.11%    4.88%       3/2/94
--------------------------------------------------------------------------------

Class C        2.80%    6.76%   6.34%    5.53%       3/2/94
--------------------------------------------------------------------------------

Class D        2.93%    7.03%   6.60%    5.77%       3/2/94
--------------------------------------------------------------------------------

LB 1-3 Yr.     3.14%    7.50%   6.85%
--------------------------------------------------------------------------------

* With Load

                               Investment Profile

A mutual fund designed for investors who seek high current income and preservation of capital by investing primarily in short-term U.S. Government securities.

                       2 YEAR TREASURY NOTE YIELD HISTORY
                              04/01/97 -- 03/31/98


[GRAPHIC OMITTED]

HIGH       6.54%
LOW        5.16%
AVG.       5.83%

                         * Lipper Performance Comparison
                         Short-Term U.S. Bond Peer Group
   Based on average annual total returns for the periods ended March 31, 1998

                             SIX        ONE        THREE
                           MONTHS      YEAR        YEAR
                           ------      ----        ----
  Number of Funds
  in peer group:             200        193         150


  Peer group average
  annual total return:      2.93%     7.34%       6.49%


  Lipper categories
  in peer group:      Short-Term U.S. Treasury,
                      Short U.S. Government,
                      Short-Intermediate U.S. Government


  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                   GE SHORT-TERM GOVERNMENT FUND

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 99.6%
--------------------------------------------------------------------------------
U.S. GOVERNMENTS -- 78.1%
Federal Home Loan Mortgage Corp.
5.90%     04/01/98             $1,740,000   $1,740,000
8.00%     08/01/03                238,136      243,168
5.929%    05/17/06                248,156      246,139
6.00%     12/01/08                 79,288       78,912(h)
0.496%    10/17/16              1,800,000       84,375(g)
6.25%     09/15/18                150,000      150,375
                                             2,542,969
Federal Home Loan Mortgage Corp. REMIC
543.497%  09/15/05                    170        1,795(g)
1002.00%  07/15/06                    326        6,133(g)
                                                 7,928
Federal National Mortgage Assoc.
5.96%     07/23/99              2,370,000    2,376,304
5.60%     03/27/00              2,500,000    2,492,575
5.38%     01/16/01                675,000      667,825
6.59%     03/25/02                489,116      492,938
6.88%     11/17/02                139,100      141,099
7.373%    08/17/03                221,528      226,720
6.521%    09/17/04                197,080      198,188
9.00%     08/01/10                279,257      295,759
7.00%     06/18/20                 64,915       65,240
                                             6,956,648
Federal National Mortgage Assoc. REMIC
6.85%     11/25/06                 37,791       35,563(d,f)
7.95%     11/25/19                 14,747       14,752
                                                50,315
Government National Mortgage Assoc.
9.00%     08/15/09                777,088      828,110
9.50%     12/15/09                776,645      845,601
8.50%     04/15/10              1,485,100    1,557,963
                                             3,231,674
U.S. Treasury Notes
6.00%     06/30/99              1,305,000    1,311,525
5.875%    08/31/99                334,000      335,199
5.75%     11/15/00              4,355,000    4,367,238
                                             6,013,962
TOTAL U.S. GOVERNMENTS
   (COST $18,815,541)                       18,803,496

ASSET BACKED -- 4.8%
California Infrastructure
6.17%     03/25/03                200,000      200,978
Capital Asset Research Funding L.P.
6.40%     03/15/02                 99,838       99,901
Carco Auto Loan Master Trust
6.689%    08/15/04                 54,000       54,355
Fleetwood Credit Grantor Trust
6.40%     05/15/13                143,140      143,408
Ford Motor Credit Corp.
5.65%     10/15/01                260,000      258,741
Lehman FHA Title I Loan Trust
7.30%     05/25/17                 51,167       51,710

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Premier Auto Trust
5.77%     01/06/02              $ 250,000   $  249,648
6.34%     01/06/02                 33,000       33,289
Provident Bank Home
  Equity Loan Trust
6.72%     01/25/13                 67,437       67,488
TOTAL ASSET BACKED
   (COST $1,158,293)                         1,159,518

CORPORATE NOTES -- 10.1%
America West Airlines
6.86%     07/02/04                310,000      310,310
Fleet Credit Card LLC
6.45%     10/30/00                250,000      252,540
Ford Motor Credit Corp.
7.32%     05/23/02                150,000      151,969
General Motors Acceptance Corp.
8.375%    01/19/99                100,000      101,885
Goldman Sachs Group L.P.
6.20%     12/15/00                100,000      100,000(b)
Ikon Capital Resource Inc.
6.27%     07/19/99                100,000      100,431
Lehman Brothers Holdings Inc.
6.875%    06/08/98                150,000      150,252
National City Capital Trust
6.75%     06/01/99                150,000      151,009
New York State Dormitory
  Authority Revenue
6.32%     04/01/99                 40,000       40,118
NWCG Holding Corp.
6.66%     06/15/99                135,000      125,331(d)
Province of Manitoba
6.125%    05/28/98                125,000      125,056
Republic of Columbia
8.75%     10/06/99                 50,000       51,313
Salomon Inc.
6.70%     12/01/98                 75,000       75,351
Tele-Communications Inc.
6.469%    12/20/00                170,000      171,360
Teleport Communications Group
11.10%    07/01/07                320,000      276,000
Videotron Holdings PLC
11.10%    07/01/04                100,000       96,653
Woolworth Corp.
7.00%     06/01/00                150,000      152,152
TOTAL CORPORATE NOTES
   (COST $2,420,560)                         2,431,730

NON-AGENCY MORTGAGE BACKED -- 6.6%
Asset Securitization Corp.
6.50%     02/14/02                 70,159       70,992
BlackRock Capital Finance
7.05%     12/25/08                672,339      674,230
GS Mortgage Securities Corp.
6.94%     07/13/30                153,779      156,519
Morgan Stanley Capital Inc.
6.85%     02/15/20                 99,118      100,667
Salomon Brothers Mortgage
  Securities Inc.
8.125%    11/01/12                 30,474       31,302
6.47%     01/20/28                270,005      271,190



----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                              Schedule of Investments March 31, 1998 (unaudited)

                              PRINCIPAL
                                 AMOUNT       VALUE
--------------------------------------------------------------------------------

Structured Asset Securities Corp.
6.75%     06/25/30              $ 295,695   $  296,665(b)
TOTAL NON-AGENCY MORTGAGE BACKED
   (COST $1,597,835)                         1,601,565
TOTAL INVESTMENTS IN SECURITIES
   (COST $23,992,229)                       23,996,309


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
    (Cost $1,752,467)           1,752,467    1,752,467

OTHER ASSETS AND LIABILITIES,
   NET (6.9%)                              (1,663,829)
--------------------------------------------------------------------------------

NET ASSETS --  100%              $24,084,947
================================================================================

----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                                            GE Money Market Fund

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Commercial Paper                       48.0%
U.S. Governments                       34.6%
Certificates of Deposit and Other      17.4%

--------------------------------------------------------------------------------
                           Average Annual Total Return
                      for the periods ended March 31, 1998
--------------------------------------------------------------------------------
                                             Since   Commence-
          6 Mo.    1 Yr.   3 Yr     5 Yr   Inception   ment
--------------------------------------------------------------------------------

GE Money
Market     2.59%   5.24%    5.26%   4.62%    4.58%     2/22/93
--------------------------------------------------------------------------------

90 Day
  T-Bill   2.57%   5.20%    5.28%   4.79%
--------------------------------------------------------------------------------


                                   Fund Yield
                               as of March 31,1998
--------------------------------------------------------------------------------
                          Fund        IBC Money Fund
--------------------------------------------------------------------------------

  7 day current           5.08%+           5.05%

  7 day effective         5.21%            5.18%

Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.



                               Investment Profile

A mutual fund designed for investors who seek current income and liquidity while preserving their capital by investing in short-term, high grade money market securities.

     An investment in the GE Money Market Fund is neither insured nor guaranteed by the U.S. Government, and no assurance can be given that the GE Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

+ The seven day yield, rather than the total return, more closely reflects the current earning of the GE Money Market Fund at March 31, 1998.

                         * Lipper Performance Comparison
                             Money Market Peer Group
   Based on average annual total returns for the periods ended March 31, 1998

                        SIX       ONE      THREE     FIVE
                      MONTHS     YEAR      YEAR      YEAR
                      ------     ----      ----      ----

  Number of Funds
  in peer group:         319      308       252       188


  Peer group average
  total return:        2.45%    4.96%     5.01%      4.43%


  Lipper categories
  in peer group:      Money Market

  * See Notes to Performance for explanation of peer categories

                      SEE PAGE 54 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)

                                                            GE MONEY MARKET FUND

                              PRINCIPAL   AMORTIZED
                                 AMOUNT        COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.4%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS(D) -- 34.6%
Federal Farm Credit Bank
5.59%     04/07/98            $ 3,100,000   $3,097,194
Federal Home Loan Bank
5.42%     04/13/98              2,670,000    2,665,238
5.72%     06/10/98              3,750,000    3,709,896
5.47%     07/29/98              3,800,000    3,733,552
                                            10,108,686
Federal Home Loan Mortgage Corp.
5.38%     04/30/98              4,600,000    4,580,083
Federal National Mortgage Assoc.
5.78%     04/13/98              2,700,000    2,695,077
5.42%     04/22/98              2,440,000    2,432,406
5.36%     05/05/98              3,000,000    2,984,842
5.42%     06/12/98              4,200,000    4,155,228
5.73%     06/19/98              3,000,000    2,963,726
5.48%     06/29/98              1,010,000      996,791
5.58%     08/24/98 - 08/28/98   7,300,000    7,141,506
                                            23,369,576
TOTAL U.S. GOVERNMENTS
    (COST $41,155,539)                      41,155,539

COMMERCIAL PAPER(D) -- 48.0%
Abbey National PLC
5.43%     04/17/98              3,400,000    3,391,908
Associates Corp. of North America
5.55%     07/01/98              4,700,000    4,635,013
Bank of Nova Scotia
5.49%     05/01/98              4,590,000    4,569,299
Credit Suisse
5.53%     05/22/98              4,620,000    4,584,330
Halifax Building Society
5.54%     07/01/98              4,910,000    4,842,234
Koch Industries
6.05%     04/01/98              5,000,000    5,000,000
Merrill Lynch & Co. Inc.
5.53%     05/14/98              4,700,000    4,669,404
Morgan (J.P.) & Co. Inc.
5.56%     05/15/98              4,700,000    4,668,348
Morgan Stanley Group Inc.
5.58%     06/15/98              4,750,000    4,695,573
NationsBank Corp.
5.53%     06/04/98              4,650,000    4,604,947
Norwest Corp.
5.57%     05/22/98              4,720,000    4,683,157
Toronto Dominion Bank
5.56%     06/23/98              4,700,000    4,640,618
UBS Finance Delaware Inc.
6.00%     04/01/98              2,200,000    2,200,000
TOTAL COMMERCIAL PAPER
    (COST $57,184,831)                      57,184,831

                              PRINCIPAL   AMORTIZED
                                 AMOUNT        COST
--------------------------------------------------------------------------------

CERTIFICATE OF DEPOSIT -- 16.5%
Bank of Montreal
5.54%     04/13/98            $ 4,340,000   $4,340,000
Bayerische Vereinsbank AG
5.62%     04/10/98              4,590,000    4,590,000
Deutsche Bank AG
5.56%     04/13/98              4,600,000    4,600,000
Societe Generale
5.49%     04/23/98              4,590,000    4,590,000
Swiss Bank New York
5.54%     07/02/98              1,550,000    1,550,000
TOTAL CERTIFICATE OF DEPOSIT
    (COST $19,670,000)                      19,670,000

TIME DEPOSIT -- 0.3%
State Street Cayman Islands
5.75%     04/01/98                310,000      310,000
TOTAL SHORT-TERM INVESTMENTS
    (COST $118,320,370)                    118,320,370

OTHER ASSETS AND LIABILITIES,
   NET 0.6%                                    696,757
--------------------------------------------------------------------------------

NET ASSETS -- 100%               $119,017,127
================================================================================


----------

See Notes to Schedules of Investments on page 55 and Notes to Financial Statements on page 76

                                 Notes to Performance March 31, 1998 (unaudited)


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares. Classes A and B are shown both without the sales charge and also assuming the reduction of the returns by the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements.

The performance data relating to Class A and B shares of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund and GE Government Securities Fund, for all periods except the six months ended March 31, 1998, reflect the prior performance and expense ratios (adjusted to reflect GE Funds current sales charges) of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund respectively, each a series of Investors Trust (collectively, the "Investors Trust Funds"), the assets of which were acquired by the corresponding GE Fund on September 26, 1997 (the "Merger Date"). Because the Investors Trust Funds did not offer Class C or D shares, performance data relating to the Class C and D shares of GE Tax-Exempt Fund is limited to the period from the Merger Date to March 31, 1998. GE Government Securities Fund did not offer Class D shares during the semi-annual period ended March 31, 1998, therefore no performance data is shown for Class D shares of this fund.

Shares of the GE Government Securities Fund and GE Short-Term Government Fund are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Adviser has voluntarily agreed to waive and/or bear certain fees and Fund expenses. Without these provisions, the performance returns (and/or yields) would have been lower. These provisions may be terminated in the future.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), the S&P 400 Mid-Cap Composite Price Index of 400 (S&P Mid-Cap 400 Index), the S&P/Barra Composite Index of 500 value stocks (S&P/Barra 500 Value Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year General Obligation Municipal Bond Index (LB 10yr. GO Muni Bond)and the Lehman Brothers Government Bond Index are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The S&P/Barra 500 Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. MSCI World Index is a composite of 1,578 stocks in companies from 23 countries representing the European, Pacific Basin and American regions. MSCI EAFE Index is a composite of 1,109 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The LB 10yr. GO Muni Bond Index is comprised of all municipal general obligation investment-grade debt issues with maturities between 8 and 11 years and each issue must be at least $50 million. The Lehman Brothers Government Bond Index is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. The majority of the broad market returns are not available from the funds' commencement of investment operations through March 31, 1998. The IBC Money Fund Report yields represent the average yields of 889 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

                    Notes to Schedules of Investments March 31, 1998 (unaudited)

(a)  Non-income producing security.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $199,904, $314,818, $4,948,679, $8,492,649, $22,505,077 and
     $396,665 or 0.5%, 0.6%, 3.8%, 9.2%, 4.8% and 1.6% of net assets for the GE
     International Equity, GE Global Equity, GE Strategic Investment, GE Fixed Income, GE Government Securities and GE Short-Term Government Funds, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at March 31, 1998.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At March 31, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBAs.

(i) Escrowed to maturity. Bonds which are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(j) Prerefunded. Bonds which are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(k) The security is insured by AMBAC, MBIA or FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 1998 (as a percentage of net assets) as follows:

               AMBAC         8.8%

               MBIA          8.8%

(l)  All or a portion of security out on loan.


Abbreviations:

    ADR --  American Depositary Receipt

  AMBAC --  AMBAC Indemnity Corporation

   FGIC --  Financial Guarantee Insurance Corporation

    GDR --  Global Depository Receipt

   G.O. --  General Obligation

   MBIA --  Municipal Bond Investors Assurance
                Corporation

    Pfd --  Preferred

   Regd --  Registered

  REMIC --  Real Estate Mortgage Investment Conduit

    SDR --  Special Drawing Rights

   VRDN --  Variable Rate Demand Note

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)



                          GE International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                               Class A                                        Class B

                                      3/31/98  9/30/97  9/30/96(c)  9/30/95  9/30/94  3/31/98  9/30/97  9/30/96(c)  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                             --        --       --       --     3/2/94      --       --       --         --    3/2/94
Net asset value, beginning of period   $20.26    $17.65   $15.87    $15.18    $15.00   $20.02   $17.47    $15.77    $15.13   $15.00
Income (loss) from investment
 operations:
  Net investment income (loss)          (0.08)     0.01     0.07      0.09      0.06    (0.06)   (0.06)     0.05      0.01     0.00
  Net realized and unrealized
   gains (losses) on investments         1.58      3.16     1.74      0.64      0.12     1.48     3.11      1.65      0.64     0.13
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                  1.50      3.17     1.81      0.73      0.18     1.42     3.05      1.70      0.65     0.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  0.00      0.06     0.03      0.04      0.00     0.00     0.00      0.00      0.01     0.00
  Net realized gains                     3.74      0.50     0.00      0.00      0.00     3.74     0.50      0.00      0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                      3.74      0.56     0.03      0.04      0.00     3.74     0.50      0.00      0.01     0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $18.02    $20.26    $17.65    $15.87   $15.18   $17.70   $20.02    $17.47     $15.77  $15.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                        9.55%    18.41%    11.39%     4.87%    1.20%    9.25%   17.86%    10.78%     4.33%    0.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                     $19,542   $17,270   $8,462     $3,948      $25     $660     $455      $272       $57      $34
  Ratios to average net assets:
   Net investment income (loss)*       (0.54%)    0.20%    0.43%     1.28%     1.01%   (0.98%)  (0.30%)    0.28%     0.10%    0.47%
   Net expenses*                        1.60%     1.60%    1.59%     1.60%     1.60%    2.10%    2.10%     2.10%     2.10%    2.10%
   Gross expenses*                      1.62%     1.60%    1.66%     1.95%     1.93%    3.11%    4.12%     3.50%     3.50%    2.43%
  Portfolio turnover rate                 47%       51%      36%       27%        6%      47%      51%       36%       27%       6%
  Average brokerage
    commission rate (b)                $0.015    $0.021   $0.031       N/A       N/A   $0.015   $0.021    $0.031      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                          Class C                                         Class D

                                    3/31/98  9/30/97  9/30/96(c)  9/30/95  9/30/94   3/31/98   9/30/97  9/30/96(c)  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                         --       --        --        --      3/2/94      --        --      --        --     3/2/94
Net asset value,
  beginning of period                $20.36   $17.65   $15.88    $15.19     $15.00    $20.43    $17.76   $15.94   $15.22   $15.00
Income (loss) from
  investment operations:
  Net investment income (loss)        (0.05)    0.05     0.11      0.12       0.00     (0.56)     0.13     0.17     0.12     0.10
  Net realized and unrealized
   gains (losses) on investments       1.58     3.19     1.72      0.65       0.19      2.14      3.18     1.73     0.70     0.12
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                1.53     3.24     1.83      0.77       0.19      1.58      3.31     1.90     0.82     0.22
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                0.00     0.03     0.06      0.08       0.00      0.06      0.14     0.08     0.10     0.00
  Net realized gains                   3.74     0.50     0.00      0.00       0.00      3.74      0.50     0.00     0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                    3.74     0.53     0.06      0.08       0.00      3.80      0.64     0.08     0.10     0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $18.15   $20.36   $17.65    $15.88     $15.19    $18.21    $20.43   $17.76   $15.94   $15.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                      9.66%   18.79%   11.54%     5.16%      1.27%     9.95%    19.16%   11.97%    5.45%    1.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (in thousands)                     $6,525   $6,152   $3,230    $1,262       $481   $12,030   $75,098  $63,225  $32,907   $26,460
  Ratios to average net assets:
   Net investment income (loss)*     (0.27%)   0.45%    0.68%     0.83%      0.66%    (0.22%)    0.76%    0.99%    0.97%    1.52%
   Net expenses*                      1.35%    1.35%    1.35%     1.35%      1.35%     1.02%     1.01%    1.03%    1.07%    1.10%
   Gross expenses*                    1.47%    1.58%    1.96%     2.75%      1.68%     1.03%     1.01%    1.03%    1.18%    1.43%
  Portfolio turnover rate               47%      51%      36%       27%         6%       47%       51%      36%      27%       6%
  Average brokerage
    commission rate (b)              $0.015   $0.021   $0.031       N/A        N/A    $0.015    $0.021   $0.031      N/A      N/A


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                                                           GE Global Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                Class A                                      Class B

                                       3/31/98   9/30/97  9/30/96  9/30/95 9/30/94(d)  3/31/98  9/30/97  9/30/96   9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                             --       --       --      --    12/22/93      --       --      --        --     12/22/93
Net asset value, beginning of period     $24.61   $22.01   $20.18   $19.34   $18.61    $24.32   $21.87   $20.14   $19.32     $18.48
Income (loss) from
 investment operations:
  Net investment income (loss)            (0.06)    0.00     0.02     0.10     0.03     (0.11)   (0.08)   (0.04)    0.00      (0.01)
  Net realized and unrealized
   gains (losses) on investments           1.70     3.89     2.20     1.22     0.91      1.67     3.82     2.14     1.23       1.06
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                    1.64     3.89     2.22     1.32     0.94      1.56     3.74     2.10     1.23       1.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    0.00     0.00     0.02     0.09     0.01      0.00     0.00     0.00     0.02       0.01
  Net realized gains                       2.47     1.29     0.37     0.39     0.20      2.47     1.29     0.37     0.39       0.20
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                        2.47     1.29     0.39     0.48     0.21      2.47     1.29     0.37     0.41       0.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period           $23.78   $24.61   $22.01   $20.18   $19.34    $23.41   $24.32   $21.87   $20.14     $19.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                          8.39%   18.51%   11.18%    7.16%    3.09%     8.15%   17.92%   10.61%    6.62%      5.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                        $1,445   $1,524   $4,054   $2,811     $694      $993     $877     $600     $356       $128
  Ratios to average net assets:
   Net investment income (loss)*         (0.75%)  (0.09%)   0.12%    0.47%    0.44%    (1.25%)  (0.52%)  (0.34%)  (0.11%)    (0.08%)
   Net expenses*                          1.60%    1.60%    1.60%    1.60%    1.60%     2.10%    2.10%    2.10%    2.10%      2.10%
   Gross expenses*                        2.30%    3.10%    1.90%    2.17%    2.02%     2.77%    3.33%    3.50%    3.50%      2.52%
  Portfolio turnover rate                   44%      70%      46%      46%      26%       44%      70%      46%      46%        26%
  Average brokerage
   commission rate (b)                   $0.020   $0.006   $0.006     N/A      N/A     $0.020   $0.006   $0.006     N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                       Class C                                 Class D

                                       3/31/98   9/30/97  9/30/96  9/30/95  9/30/94(d)  3/31/98  9/30/97  9/30/96   9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                        --        --       --       --      --    1/5/93     --        --      --        --   11/29/93
Net asset value,
 beginning of period               $24.81   $22.18   $20.31   $19.40   $17.16   $15.00   $24.83   $22.25   $20.37   $19.45   $17.49
Income (loss) from
  investment operations:
  Net investment income (loss)      (0.08)    0.04     0.06     0.09     0.07     0.08    (0.16)    0.10     0.13     0.13     0.11
  Net realized and unrealized
   gains (losses) on investments     1.76     3.94     2.22     1.30     2.37     2.08     1.87     3.94     2.21     1.31     2.06
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                         1.68     3.98     2.28     1.39     2.44     2.16     1.71     4.04     2.34     1.44     2.17
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income              0.02     0.06     0.04     0.09     0.00     0.00     0.10     0.17     0.09     0.13     0.01
  Net realized gains                 2.47     1.29     0.37     0.39     0.20     0.00     2.47     1.29     0.37     0.39     0.20
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                  2.49     1.35     0.41     0.48     0.20     0.00     2.57     1.46     0.46     0.52     0.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period     $24.00   $24.81   $22.18   $20.31   $19.40   $17.16   $23.97   $24.83   $22.25   $20.37   $19.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                    8.49%   18.82%   11.44%    7.47%   14.28%   14.10%    8.68%   19.14%   11.71%    7.76%   12.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
  thousands)                       35,773  $35,120  $28,682  $23,683  $20,432  $11,999  $16,157  $22,642  $10,123   $9,785  $10,504
  Ratios to average net assets:
   Net investment income (loss)*   (0.49%)   0.24%    0.33%    0.59%    0.52%    1.00%   (0.30%)   0.48%    0.56%    0.84%    0.82%
   Net expenses*                    1.35%    1.35%    1.35%    1.35%    1.31%    1.10%    1.10%    1.10%    1.10%    1.10%    1.10%
   Gross expenses*                  1.38%    1.45%    1.60%    1.42%    1.77%    2.19%    1.09%    1.10%    1.12%    1.75%    1.52%
  Portfolio turnover rate             44%      70%      46%      46%      26%      28%      44%      70%      46%      46%      26%
  Average brokerage
   commission rate (b)             $0.020   $0.006   $0.006     N/A      N/A      N/A    $0.020   $0.006   $0.006      N/A      N/A

----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                                                   GE Premier Growth Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                               Class A                 Class B               Class C                 Class D

                                         3/31/98  9/30/97(c, h)  3/31/98  9/30/97(c, h) 3/31/98  9/30/97(c, h) 3/31/98 9/30/97(c, h)
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                --     12/31/96        --      12/31/96      --      12/31/96       --      12/31/96
Net asset value, beginning of period       $18.31      $15.00      $18.25      $15.00    $18.35      $15.00     $18.38     $15.00
Income (loss) from investment operations:
  Net investment income (loss)               0.06       (0.04)       0.03       (0.09)     0.07        0.00       0.09       0.04
  Net realized and unrealized
    gains (losses) on investments            2.95        3.35        2.91        3.34      2.97        3.35       2.97       3.34
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                      3.01        3.31        2.94        3.25      3.04        3.35       3.06       3.38
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      0.00        0.00        0.00        0.00      0.03        0.00       0.05       0.00
  Net realized gains                         0.29        0.00        0.29        0.00      0.29        0.00       0.29       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                          0.29        0.00        0.29        0.00      0.32        0.00       0.34       0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $21.03      $18.31      $20.90      $18.25    $21.07      $18.35     $21.10     $18.38
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                           16.69%      22.07%      16.36%      21.67%    16.85%      22.33%     16.98%     22.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                          $5,223      $1,395      $1,132        $447$   11,025      $7,287     $7,758     $5,770
  Ratios to average net assets:
   Net investment income (loss)*            0.72%      (0.34%)      0.05%      (0.76%)    0.71%      (0.03%)     0.97%      0.31%
   Net expenses*                            1.40%       1.40%       1.90%       1.90%     1.15%       1.15%      0.90%      0.90%
   Gross expenses*                          1.53%       4.09%       2.85%       9.30%     1.23%       1.62%      0.93%      1.17%
  Portfolio turnover rate                     23%         17%         23%         17%       23%         17%        23%        17%
  Average brokerage commission rate (b)    $0.049      $0.053      $0.049      $0.053    $0.049      $0.053     $0.049     $0.053
------------------------------------------------------------------------------------------------------------------------------------


[GRAPHIC OMITTED]
Photo of Greek Columns & Relief


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                               GE U.S. Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                      Class A                                            Class B

                                   3/31/98  9/30/97    9/30/96    9/30/95    9/30/94   3/31/98  9/30/97  9/30/96   9/30/95   9/30/94
                                              (c)       (c)        (c)        (d)                (c)       (c)       (c)
------------------------------------------------------------------------------------------------------------------------------------

Inception date                         --       --         --        --     12/22/93       --       --      --       --   12/22/93
Net asset value,
  beginning of period               $29.43   $23.34     $20.28     $16.12     $16.48     $28.35   $22.57   $19.71  $16.03   $16.41
Income (loss) from
 investment operations:
  Net investment income               0.09     0.23       0.31       0.34       3.23       0.05     0.11     0.19    0.21     0.24
  Net realized and unrealized
   gains (losses) on investments      3.83     8.33       3.34       3.91      (3.22)      3.65     8.03     3.25    3.84    (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations               3.92     8.56       3.65       4.25       0.01       3.70     8.14     3.44    4.05    (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               0.21     0.28       0.32       0.00       0.20       0.06     0.17     0.31    0.28     0.20
  Net realized gains                  2.43     2.19       0.27       0.09       0.17       2.43     2.19     0.27    0.09     0.17
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                   2.64     2.47       0.59       0.09       0.37       2.49     2.36     0.58    0.37     0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $30.71   $29.43     $23.34     $20.28     $16.12     $29.56   $28.35   $22.57  $19.71   $16.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                    14.59%   39.44%     18.36%     26.52%     (0.86%)    14.27%   38.75%   17.78%  25.92%   (0.09%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands)                 $90,097  $65,535    $34,523 $   15,148     $1,214  $  19,375  $14,380   $7,194  $1,563      $91
  Ratios to average net assets:
   Net investment income*            0.77%    0.93%      1.40%      1.85%      1.87%      0.27%    0.44%    0.90%   1.29%    1.28%
   Net expenses*                     1.03%    1.00%      1.00%      1.00%      1.00%      1.54%    1.50%    1.50%   1.50%    1.50%
   Gross expenses*                   1.09%    1.11%      1.15%      1.25%      1.46%      1.70%    1.88%    2.08%   3.50%    1.96%
  Portfolio turnover rate              15%      38%        49%        43%        51%        15%      38%      49%     43%      51%
  Average brokerage
    commission rate (b)             $0.060   $0.069     $0.045        N/A        N/A     $0.060   $0.069   $0.045     N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              Class C                                           Class D

                          3/31/98    9/30/97   9/30/96   9/30/95  9/30/94   9/30/93  3/31/98  9/30/97   9/30/96   9/30/95  9/30/94
                                       (c)       (c)       (c)                (e)               (c)       (c)
------------------------------------------------------------------------------------------------------------------------------------
Inception date                  --        --       --       --      --     1/5/93      --        --        --        --   11/29/93
Net asset value,
 beginning of period         $29.00    $23.02   $19.98   $16.13   $16.35   $15.00    $28.99    $23.03    $19.98   $16.16    $16.37
Income (loss) from
 investment operations:
  Net investment income        0.09      0.30     0.36     0.37     1.00     0.12      0.18      0.37      0.40     0.38      0.32
  Net realized and
   unrealized gains
    (losses) on investments    3.80      8.19     3.30     3.86    (0.85)    1.23      3.73      8.19      3.31     3.88     (0.16)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations        3.89      8.49     3.66     4.23     0.15     1.35      3.91      8.56      3.71     4.26      0.16
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income        0.24      0.32     0.35     0.29     0.20     0.00      0.33      0.41      0.39     0.35      0.20
  Net realized gains           2.43      2.19     0.27     0.09     0.17     0.00      2.43      2.19      0.27     0.09      0.17
------------------------------------------------------------------------------------------------------------------------------------
Total distributions            2.67      2.51     0.62     0.38     0.37     0.00      2.76      2.60      0.66     0.44      0.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period              $30.22    $29.00   $23.02   $19.98   $16.13   $16.35    $30.14    $28.99    $23.03   $19.98    $16.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)             14.74%    39.76%   18.70%   26.86%    0.88%   10.32%    14.85%    40.16%    18.97%   27.14%     0.96%

RATIOS/SUPPLEMENTAL DATA:
  Net assets,
    end of period
    (in thousands)         $127,363   $97,886  $50,035  $26,007  $16,382  $74,415  $228,427  $212,957  $144,470 $128,247  $114,885
 Ratios to
  average net assets:
   Net investment income*     1.04%     1.18%    1.66%    2.12%    2.11%    1.86%     1.27%     1.45%     1.90%    2.36%     2.27%
   Net expenses*              0.77%     0.75%    0.75%    0.75%    0.62%    0.50%     0.53%     0.50%     0.50%    0.50%     0.50%
   Gross expenses*            0.86%     0.93%    1.06%    1.19%    1.21%    1.34%     0.56%     0.52%     0.59%    0.71%     0.96%
  Portfolio turnover rate       15%       38%      49%      43%      51%      15%       15%       38%       49%      43%       51%
  Average brokerage
   commission rate (b)       $0.060    $0.069   $0.045     N/A      N/A      N/A     $0.060    $0.069    $0.045     N/A       N/A


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                             GE Mid-Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                Class A

                                    3/31/98      9/30/97(f)    10/31/96     10/31/95    10/31/94    10/31/93
------------------------------------------------------------------------------------------------------------------------------------
Inception date                           --           --           --          --          --        9/8/93
Net asset value,
  beginning of period                 $17.61       $13.16       $11.38       $8.81       $8.69        $8.50
Income (loss) from investment
  operations:
  Net investment income (loss)          0.10        (0.07)        0.00        0.01       (0.01)        0.00
  Net realized and unrealized
    gains (losses)
    on investments                      0.30         4.52         1.78        2.56        0.21         0.19
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                 0.40         4.45         1.78        2.57        0.20         0.19
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 0.00         0.00         0.00        0.00        0.00         0.00
  Net realized gains                    7.44         0.00         0.00        0.00        0.08         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                     7.44         0.00         0.00        0.00        0.08         0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                       $10.57       $17.61       $13.16      $11.38       $8.81        $8.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                       7.22%       33.81%       15.64%      29.17%       2.48%        2.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                    $12,803     $10,885        $8,222      $5,986      $4,182       $3,261
  Ratios to average net assets:
   Net investment income (loss)*      (0.36%)     (0.51%)        0.03%       0.10%      (0.11%)      (0.30%)
   Net expenses*                       1.40%       1.31%         1.35%       1.35%       1.34%        1.39%
   Gross expenses*                     1.49%       1.46%         1.70%       2.44%       3.53%        4.83%
  Portfolio turnover rate                 5%        139%           41%         74%        100%          46%
  Average brokerage commission
   rate (b)                           $0.054      $0.067        $0.050         N/A         N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                Class B

                                      3/31/98    9/30/97 (f)   10/31/96    10/31/95   10/31/94   10/31/93
----------------------------------------------------------------------------------------------------------

Inception date                            --          --          --          --         --      9/8/93
Net asset value,
  beginning of period                  $17.11      $12.87       $11.21       $8.74     $8.70      $8.50
Income (loss) from investment
  operations:
  Net investment income (loss)           0.12       (0.18)      (0.09)       (0.05)    (0.04)      0.00
  Net realized and unrealized
    gains (losses)
    on investments                       0.21        4.42        1.75         2.52      0.16       0.20
--------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                  0.33        4.24        1.66         2.47      0.12       0.20
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  0.00        0.00        0.00         0.00      0.00       0.00
  Net realized gains                     7.44        0.00        0.00         0.00      0.08       0.00
--------------------------------------------------------------------------------------------------------
Total distributions                      7.44        0.00        0.00         0.00      0.08       0.00
--------------------------------------------------------------------------------------------------------
Net asset value,
  end of period                        $10.00      $17.11      $12.87       $11.21     $8.74      $8.70
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                        6.90%      33.02%      14.81%       28.26%     1.67%      2.35%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                     $30,972     $32,280     $27,616     $14,311     $5,857       $592
  Ratios to average net assets:
   Net investment income (loss)*       (0.87%)     (1.26%)     (0.73%)     (0.66%)    (0.82%)    (1.38%)
   Net expenses*                        1.90%       2.06%       2.10%       2.10%      2.09%      1.86%
   Gross expenses*                      1.95%       2.21%       2.41%       3.19%      4.06%      5.04%
  Portfolio turnover rate                  5%        139%         41%         74%       100%        46%
  Average brokerage commission
   rate (b)                            $0.054      $0.067      $0.050         N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------


                                                     Class C        Class D

                                                     3/31/98        3/31/98
--------------------------------------------------------------------------------

Inception date                                       10/2/97        1/5/98
Net asset value, beginning of period                  $10.00        $10.00
Income (loss) from investment operations:
  Net investment income                                 0.00          0.01
  Net realized and unrealized
   gains (losses) on investments                       (0.26)         1.11
--------------------------------------------------------------------------------
Total income (loss) from investment operations         (0.26)         1.12
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 0.00          0.00
  Net realized gains                                    7.44          0.00
--------------------------------------------------------------------------------
Total distributions                                     7.44          0.00
--------------------------------------------------------------------------------
Net asset value, end of period                         $2.30        $11.12
--------------------------------------------------------------------------------
TOTAL RETURN (a)                                        6.46%       11.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)             $1,554         $578
  Ratios to average net assets:
   Net investment income (loss)*                       (0.06)%       0.34%
   Net expenses*                                         1.21%       0.87%
   Gross expenses*                                       1.66%       0.93%
  Portfolio turnover rate                                   5%          5%
  Average brokerage commission rate (b)                 $0.054      $0.054



----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                              GE Value Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Class A

                                      3/31/98    9/30/97(f)     10/31/96    10/31/95     10/31/94      10/31/93
------------------------------------------------------------------------------------------------------------------------------------
Inception date                            --          --            --           --           --        9/8/93
Net asset value,
  beginning of period                  $13.58      $10.83        $8.95        $7.51         $7.63        $7.50
Income (loss) from investment
  operations:
  Net investment income (loss)           0.02        0.07         0.05         0.14         0.13          0.01
  Net realized and unrealized
   gains (losses) on investments         1.34        3.59         1.99         1.45        (0.16)         0.12
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                 1.36        3.66         2.04         1.59        (0.03)         0.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                  0.00        0.04         0.09         0.15         0.09          0.00
  Net realized gains                     4.16        0.87         0.07         0.00         0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                      4.16        0.91         0.16         0.15         0.09          0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $10.78      $13.58       $10.83        $8.95        $7.51         $7.63
====================================================================================================================================

TOTAL RETURN (a)                       14.92%      36.18%       23.10%       21.45%       (0.32%)        1.73%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                     $13,782      $8,236       $5,833       $4,083       $3,267        $2,249
  Ratios to average net assets:
   Net investment income (loss)*        0.45%       0.63%        1.03%        1.71%         1.92%        0.73%
   Net expenses*                        1.35%       1.30%        1.35%        1.35%        1.35%         1.42%
   Gross expenses*                      1.38%       1.33%        1.73%        2.43%        3.55%         6.37%
  Portfolio turnover rate                 24%        131%         100%          27%          15%            6%
  Average brokerage commission
   rate (b)                            $0.055      $0.046       $0.050          N/A          N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                       Class B
                                       3/31/98   9/30/97(f)    10/31/96     10/31/95     10/31/94     10/31/93
------------------------------------------------------------------------------------------------------------------------------------

Inception date                             --         --          --           --            --         9/8/93
Net asset value,
  beginning of period                   $13.48     $10.79        $8.93        $7.50        $7.64         $7.50
Income (loss) from investment
  operations:
  Net investment income (loss)            0.00      (0.01)        0.04          0.07         0.08        (0.01)
  Net realized and unrealized
   gains (losses) on investments          1.31       3.57         1.93          1.45        (0.17)        0.15
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
   investment operations                  1.31       3.56         1.97          1.52        (0.09)        0.14
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   0.00       0.00         0.04          0.09         0.05         0.00
  Net realized gains                      4.16       0.87         0.07          0.00         0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                       4.16       0.87         0.11          0.09         0.05         0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $10.63     $13.48       $10.79         $8.93        $7.50        $7.64
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                        14.59%     35.23%       22.30%        20.50%       (1.10%)       1.87%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                      $50,118    $46,035      $33,318       $14,450       $7,970         $529
  Ratios to average net assets:
   Net investment income (loss)*         0.06%     (0.12%)       0.23%         0.94%        1.09%       (1.07%)
   Net expenses*                         1.83%      2.05%        2.10%         2.10%        2.10%        2.04%
   Gross expenses*                       1.83%      2.07%        2.40%         3.18%        4.02%        6.38%
  Portfolio turnover rate                  24%       131%         100%           27%          15%           6%
  Average brokerage commission
   rate (b)                             $0.055     $0.046       $0.050           N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                       Class C        Class D

                                                       3/31/98        3/31/98
--------------------------------------------------------------------------------

Inception date                                          10/2/97        1/5/98
Net asset value, beginning of period                     $10.00        $10.00
Income (loss) from investment operations:
  Net investment income                                    0.01          0.02
  Net realized and unrealized
   gains (losses) on investments                           0.72          1.22
--------------------------------------------------------------------------------
Total income (loss) from investment operations             0.73          1.24
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                    0.00          0.00
  Net realized gains                                       4.16          0.00
--------------------------------------------------------------------------------
Total distributions                                        4.16          0.00
--------------------------------------------------------------------------------
Net asset value, end of period                            $6.57        $11.24
--------------------------------------------------------------------------------
TOTAL RETURN (a)                                         14.07%        12.40%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)               $1,352        $1,655
  Ratios to average net assets:
   Net investment income*                                 0.65%         0.86%
   Net expenses*                                          1.10%         0.82%
   Gross expenses*                                        1.79%         0.82%
  Portfolio turnover rate                                   24%           24%
  Average brokerage commission rate (b)                  $0.055        $0.055


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)

                                                                                                        GE Strategic Investment Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class A

                                                3/31/98    9/30/97(c)      9/31/96(c)      9/30/95(c)     9/30/94(d)
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                      --           --             --             --          12/22/93
Net asset value, beginning of period             $24.01       $20.33         $18.43          $15.71          $16.21
Income (loss) from investment operations:
  Net investment income                            0.23         0.53           0.51            0.52            0.48
  Net realized and unrealized
    gains (losses) on investments                  1.97         3.87           1.90            2.57           (0.65)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                            2.20         4.40           2.41            3.09           (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            0.47         0.47           0.43            0.37            0.27
  Net realized gains                               0.78         0.25           0.08            0.00            0.06
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                1.25         0.72           0.51            0.37            0.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $24.96       $24.01         $20.33          $18.43          $15.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                  9.67%       22.16%         13.35%          20.12%          (1.32%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)      $30,032      $39,731        $25,232          $8,778          $1,104
  Ratios to average net assets:
   Net investment income*                         2.39%        2.42%          2.60%           2.95%           2.59%
   Net expenses*                                  1.28%        1.15%          1.12%           1.15%           1.15%
   Gross expenses*                                1.27%        1.15%          1.15%           1.19%           1.58%
  Portfolio turnover rate                           52%         106%            93%             98%             68%
  Average brokerage commission rate (b)          $0.026       $0.027         $0.046             N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Class B

                                                  3/31/98     9/30/97(c)   9/30/96(c)      9/30/95(c)     9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                      --             --          --              --        12/22/93
Net asset value, beginning of period             $23.70         $20.04       $18.26         $15.62         $16.14
Income (loss) from investment operations:
  Net investment income                            0.18           0.42         0.41           0.40           0.27
  Net realized and unrealized
    gains (losses) on investments                  1.91           3.82         1.87           2.58          (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                            2.09           4.24         2.28           2.98          (0.19)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            0.38           0.33         0.42           0.34           0.27
  Net realized gains                               0.78           0.25         0.08           0.00           0.06
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                1.16           0.58         0.50           0.34           0.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $24.63         $23.70       $20.04         $18.26         $15.62
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                  9.25%         21.57%       12.73%         19.53%         (1.25%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $9,481         $5,685       $3,701           $882           $150
  Ratios to average net assets:
   Net investment income*                         1.87%          1.92%        2.11%          2.46%          1.92%
   Net expenses*                                  1.76%          1.65%        1.65%          1.65%          1.65%
   Gross expenses*                                1.77%          1.93%        2.10%          3.50%          2.08%
  Portfolio turnover rate                           52%           106%          93%            98%            68%
  Average brokerage commission rate (b)          $0.026         $0.027       $0.046            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                        Class C

                                           3/31/98    9/30/97(c)   9/30/96(c)  9/30/95(c)   9/30/94    9/30/93(e)
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                  --           --          --          --         --        1/5/93
Net asset value, beginning of period         $24.11      $20.38      $18.46      $15.72      $16.08       $15.00
Income (loss) from investment operations:
  Net investment income                        0.26        0.59        0.54        0.53        0.44         0.23
  Net realized and unrealized
   gains (losses) on investments               1.98        3.88        1.92        2.59       (0.48)        0.85
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                   2.24        4.47        2.46        3.12       (0.04)        1.08
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        0.52        0.49        0.46        0.38        0.26         0.00
  Net realized gains                           0.78        0.25        0.08        0.00        0.06         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            1.30        0.74        0.54        0.38        0.32         0.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $25.05      $24.11      $20.38      $18.46      $15.72       $16.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                               9.82%     22.45%      13.58%      20.35%      (0.27%)       8.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
  thousands)                                 $48,192    $40,516     $26,467     $17,821     $13,018     $12,780
  Ratios to average net assets:
   Net investment income*                      2,63%      2.66%       2.81%       3.21%       2.62%        2.68%
   Net expenses*                               0.89%      0.90%       0.90%       0.90%       0.85%        0.65%
   Gross expenses*                             0.89%      0.94%       1.05%       1.03%       1.33%        1.65%
  Portfolio turnover rate                        52%       106%         93%         98%         68%          20%
  Average brokerage commission rate (b)       $0.026     $0.027      $0.046         N/A         N/A          N/A


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Class D

                                               3/31/98     9/30/97(c)    9/30/96(c)      9/30/95         9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                   --           --           --               --          11/29/93
Net asset value, beginning of period           $24.16       $20.44        $18.49          $15.74          $16.02
Income (loss) from investment operations:
  Net investment income                          0.30         0.64          0.63            0.55            0.45
  Net realized and unrealized
   gains (losses) on investments                 1.96         3.89          1.90            2.62           (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                     2.26         4.53          2.53            3.17            0.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          0.57         0.56          0.50            0.42            0.27
  Net realized gains                             0.78         0.25          0.08            0.00            0.06
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              1.35         0.81          0.58            0.42            0.33
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $25.07       $24.16        $20.44          $18.49          $15.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                9.92%       22.76%        13.95%          20.70%           0.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
  thousands)                                  $43,330      $37,924       $36,162         $18,665        $17,159
  Ratios to average net assets:
   Net investment income*                       2.68%        2.90%         3.16%           3.46%          2.93%
   Net expenses*                                0.64%        0.65%         0.58%           0.65%          0.65%
   Gross expenses*                              0.64%        0.65%         0.59%           0.97%          1.08%
  Portfolio turnover rate                         52%         106%           93%             98%            68%
  Average brokerage commission rate (b)        $0.026       $0.027        $0.046             N/A            N/A


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)

                               GE Tax-Exempt Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Class A

                                         3/31/98      9/30/97(f)     10/31/96     10/31/95      10/31/94      10/31/93
------------------------------------------------------------------------------------------------------------------------------------
Inception date                               --           --             --            --           --         9/8/93
Net asset value, beginning of period      $11.63       $11.42        $11.31        $10.59        $11.48        $11.50
Income (loss) from investment
  operations:
  Net investment income                     0.25         0.53          0.62          0.55         0.45           0.05
  Net realized and unrealized
   gains (losses) on investments            0.03         0.22          0.05          0.73        (0.78)          0.01
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                0.28         0.75          0.67          1.28        (0.33)          0.06
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     0.25         0.54          0.56          0.56         0.56           0.07
  Net realized gains                        0.00         0.00          0.00          0.00         0.00           0.00
  Return of Capital                         0.00         0.00          0.00          0.00         0.00           0.01
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         0.25         0.54          0.56          0.56         0.56           0.08
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $11.66       $11.63        $11.42        $11.31       $10.59         $11.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                           2.43%        6.77%         6.13%        12.24%       (2.99%)         0.54%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                         $5,555      $16,542       $16,169       $16,025      $14,283        $15,136
  Ratios to average net assets:
   Net investment income*                  4.26%        5.01%         5.42%         5.01%        4.08%          2.73%
   Net expenses*                           1.10%        0.35%         0.00%         0.00%        0.77%          1.15%
   Gross expenses*                         1.24%        1.57%         1.52%         1.81%        1.62%          2.09%
  Portfolio turnover rate                    36%          13%            6%           25%           0%             0%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class B

                                           3/31/98    9/30/97(f)     10/31/96    10/31/95     10/31/94    10/31/93
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                --           --           --          --            --       9/8/93
Net asset value, beginning of period       $11.63       $11.44        $11.32      $10.60       $11.48       $11.50
Income (loss) from investment
  operations:
  Net investment income                      0.20         0.51         0.62         0.55         0.43         0.06
  Net realized and unrealized
   gains (losses) on investments             0.05         0.21         0.06         0.73        (0.82)       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                 0.25         0.72         0.68         1.28        (0.39)        0.05
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      0.22         0.53         0.56         0.56         0.49         0.06
  Net realized gains                         0.00         0.00         0.00         0.00         0.00         0.00
  Return of Capital                          0.00         0.00         0.00         0.00         0.00         0.01
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                          0.22         0.53         0.56         0.56         0.49         0.07
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $11.66       $11.63       $11.44       $11.32       $10.60       $11.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                            2.18%        6.46%        6.12%       12.33%       (3.45%)       0.43%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                          $9,292      $10,133       $9,184       $7,668       $4,990       $1,202
  Ratios to average net assets:
   Net investment income*                   3.79%        4.79%         5.43%       5.01%        3.75%        2.27%
   Net expenses*                            1.60%        0.57%         0.00%       0.00%        1.14%        1.84%
   Gross expenses*                          1.74%        2.32%         2.26%       2.56%        2.30%        2.48%
  Portfolio turnover rate                     36%          13%            6%         25%           0%           0%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                           Class C                      Class D

                                                                    3/31/98      9/30/97(g)      3/31/98      9/30/97(g)
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                                          --        9/26/97            --        9/26/97
Net asset value, beginning of period                                 $12.09        $12.08         $12.10        $12.09
Income (loss) from investment operations:
  Net investment income                                                0.33          0.02           2.55          0.02
  Net realized and unrealized gains (losses) on investments           (0.02)         0.00          (2.22)         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                         0.31          0.02           0.33          0.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                0.27          0.01           0.30          0.01
  Net realized gains                                                   0.00          0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    0.27          0.01           0.30          0.01
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $12.13        $12.09         $12.13        $12.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                                      2.63%         0.11%          2.77%         0.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                           $8,608        $8,032            $23        $3,216
  Ratios to average net assets:
   Net investment income*                                             4.54%         4.04%          4.73%         4.31%
   Net expenses*                                                      0.85%         0.74%          0.60%         0.54%
   Gross expenses*                                                    1.04%         0.76%          1.11%         0.56%
  Portfolio turnover rate                                               36%           13%            36%           13%

----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                              GE Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                           Class A                                         Class B

                                      3/31/98   9/30/97    9/30/96   9/30/95  9/30/94(d) 3/31/98  9/30/97  9/30/96  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                            --        --         --        --    12/22/93     --       --       --       --   12/22/93
Net asset value, beginning of period    $12.05    $11.69     $11.91    $11.27    $12.19   $12.06   $11.70   $11.91  $11.26   $12.15
Income (loss) from
 investment operations:
  Net investment income                   0.33      0.69       0.65      0.73      0.47     0.31     0.63     0.60    0.65     0.42
  Net realized and unrealized
   gains (losses) on investments          0.13      0.35      (0.19)     0.63     (0.84)    0.13     0.36    (0.20)   0.66    (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                   0.46      1.04       0.46      1.36     (0.37)    0.44     0.99     0.40    1.31    (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   0.33      0.68       0.68      0.72      0.47     0.30     0.63     0.61    0.66     0.42
  Net realized gains                      0.00      0.00       0.00      0.00      0.08     0.00     0.00     0.00    0.00     0.08
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                       0.33      0.68       0.68      0.72      0.55     0.30     0.63     0.61    0.66     0.50
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $12.18    $12.05     $11.69    $11.91    $11.27   $12.20   $12.06   $11.70  $11.91   $11.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                         3.89%     9.19%      3.91%    12.48%    (3.02%)   3.72%    8.64%    3.41%  11.98%   (3.31%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                      $29,211   $18,617    $15,653    $5,400   $26,023   $1,579   $1,401   $1,673    $234      $65
  Ratios to average net assets:
   Net investment income*                6.03%     5.81%      5.66%     6.22%     5.37%    4.54%    5.17%    5.19%   5.57%    4.83%
   Net expenses*                         1.18%     1.09%      1.05%     1.08%     1.10%    1.45%    1.56%    1.60%   1.60%    1.58%
   Gross expenses*                       1.21%     1.14%      1.12%     1.18%     1.51%    1.92%    2.19%    2.44%   3.50%    2.01%
  Portfolio turnover rate                 103%      258%       275%      315%      298%     103%     258%     275%    315%     298%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class C

                                              3/31/98     9/30/97      9/30/96      9/30/95     9/30/94      9/30/93(e)
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                   --            --           --           --          --         1/5/93
Net asset value, beginning of period          $12.06       $11.70       $11.92       $11.27       $12.31        $12.00
Income (loss) from investment operations:
  Net investment income                         0.35         0.72         0.69         0.73         0.61          0.36
  Net realized and unrealized
   gains (losses) on investments                0.13         0.35        (0.21)        0.67        (0.96)         0.31
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                    0.48         1.07         0.48         1.40        (0.35)         0.67
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                         0.35         0.71         0.70         0.75         0.61          0.36
  Net realized gains                            0.00         0.00         0.00         0.00         0.08          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                             0.35         0.71         0.70         0.75         0.69          0.36
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.19       $12.06       $11.70       $11.92       $11.27        $12.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                               4.02%        9.45%        4.10%       12.81%       (2.97%)        5.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
  thousands)                                 $42,162      $35,097      $28,115      $21,401      $13,600       $11,485
  Ratios to average net assets:
   Net investment income*                      6.22%        6.17%        5.84%        6.37%        5.22%         3.87%
   Net expense*                                0.89%        0.85%        0.85%        0.85%        0.79%         0.60%
   Gross expenses*                             0.94%        0.96%        0.99%        0.95%        1.26%         1.63%
  Portfolio turnover rate                       103%         258%         275%         315%         298%           68%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        Class D

                                                 3/31/98       9/30/97         9/30/96        9/30/95        9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                     --              --            --              --         11/29/93
Net asset value, beginning of period             $12.05         $11.69         $11.92         $11.27          $12.17
Income (loss) from investment operations:
  Net investment income                            0.37           0.75           0.72           0.77            0.55
  Net realized and unrealized
   gains (losses) on investments                   0.13           0.35          (0.22)          0.65           (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
  operations                                       0.50           1.10           0.50           1.42           (0.28)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                            0.36           0.74           0.73           0.77            0.54
  Net realized gains                               0.00           0.00           0.00           0.00            0.08
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                0.36           0.74           0.73           0.77            0.62
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $12.19         $12.05         $11.69         $11.92          $11.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                  4.23%          9.74%          4.32%         13.10%          (2.34%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
  thousands)                                    $19,077        $16,229        $19,098         $6,642          $2,732
  Ratios to average net assets:
   Net investment income*                         5.29%          5.97%          6.14%          6.57%           5.40%
   Net expense*                                   0.50%          0.56%          0.55%          0.59%           0.58%
   Gross expenses*                                0.53%          0.59%          0.57%          2.50%           1.01%
  Portfolio turnover rate                          103%           258%           275%           315%            298%


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)



                          GE Government Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Class A

                                        3/31/98    9/30/97(f)     10/31/96     10/31/95    10/31/94     10/31/93
------------------------------------------------------------------------------------------------------------------------------------
Inception date                              --          --            --           --          --        9/8/93
Net asset value, beginning of
  period                                 $8.53        $8.48         $8.70       $8.43       $10.14       $10.32
Income (loss) from
  investment operations:
  Net investment income                   0.28         0.53          0.62        0.58         0.70         0.12
  Net realized and unrealized
   gains (losses) on investments          0.06         0.05         (0.22)       0.38        (1.60)      (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                   0.34         0.58          0.40        0.96        (0.90)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   0.29         0.53          0.54        0.58         0.70         0.12
  Net realized gains                      0.00         0.00          0.00        0.00         0.03         0.00
  Return of Capital                       0.00         0.00          0.08        0.11         0.08         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                       0.29         0.53          0.62        0.69         0.81         0.12
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                                 $8.58        $8.53         $8.48       $8.70        $8.43       $10.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                         4.05%        7.13%         4.80%      11.77%       (9.17%)      (0.60%)

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands)                       $23,492      $24,027      $29,090     $26,889      $21,498       $1,470
  Ratios to average net assets:
   Net investment income*                 6.37%        6.91%        6.59%       6.78%        7.09%        6.81%
   Net expenses*                          1.10%        0.88%        0.90%       1.01%        0.99%        0.95%
   Gross expenses*                        1.18%        0.88%        0.90%       1.01%        0.99%        0.95%
  Portfolio turnover rate                   45%         110%         334%        316%         129%          76%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                          Class B

                                         3/31/98       9/30/97(f)    10/31/96       10/31/95       10/31/94       10/31/93
------------------------------------------------------------------------------------------------------------------------------------

Inception date                               --           --           --             --             --           4/22/87
Net asset value, beginning of
  period                                   $8.54         $8.49        $8.71          $8.42          $10.14         $9.95
Income (loss) from
  investment operations:
  Net investment income                     0.26          0.47         0.55           0.51            0.60          0.71
  Net realized and unrealized
   gains (losses) on investments            0.06          0.05        (0.22)          0.41           (1.58)         0.20
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                     0.32          0.52         0.33           0.92           (0.98)         0.91
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     0.26          0.47         0.48           0.52            0.60          0.72
  Net realized gains                        0.00          0.00         0.00           0.00            0.03          0.00
  Return of Capital                         0.00          0.00         0.07           0.11            0.11          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         0.26          0.47         0.55           0.63            0.74          0.72
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
  period                                   $8.60         $8.54        $8.49          $8.71           $8.42        $10.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                           3.77%         6.36%        4.00%         11.19%          (9.98%)        9.48%

RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of period
   (in thousands)                       $447,081      $523,303     $767,216     $1,112,254      $1,252,348    $1,342,597
  Ratios to average net assets:
   Net investment income*                  5.87%         6.15%        5.77%          6.08%           6.45%         6.96%
   Net expenses*                           1.60%         1.63%        1.69%          1.76%           1.76%         1.73%
   Gross expenses*                         1.60%         1.63%        1.69%          1.76%           1.76%         1.73%
  Portfolio turnover rate                    45%          110%         334%           316%            129%           76%
------------------------------------------------------------------------------------------------------------------------------------




                                                                       Class C
                                                                     3/31/98(k)
--------------------------------------------------------------------------------
Inception date                                                        10/28/97
Net asset value, beginning of period                                    $10.00
Income (loss) from investment operations:
  Net investment income                                                   0.27
  Net realized and unrealized gains (losses) on investments               0.00
--------------------------------------------------------------------------------
Total income (loss) from investment operations                            0.27
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                   0.26
  Net realized gains                                                      0.00
--------------------------------------------------------------------------------
Total distributions                                                       0.26
--------------------------------------------------------------------------------
Net asset value, end of period                                          $10.01
================================================================================
TOTAL RETURN (a)                                                         2.70%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)                                $350
  Ratios to average net assets:
   Net investment income*                                                6.29%
   Net expenses*                                                         0.84%
   Gross expenses*                                                       2.99%
  Portfolio turnover rate                                                  45%


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)

                                                                                                       GE Short-Term Government Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                              Class A                                     Class B

                                             3/31/98  9/30/97 9/30/96  9/30/95  9/30/94  3/31/98  9/30/97  9/30/96  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------
Inception date                                    --      --      --      --     3/2/94    --       --      --        --     3/2/94
Net asset value, beginning of period           $11.85  $11.78  $11.91   $11.72   $12.00  $11.84   $11.78   $11.90   $11.72   $12.00
Income (loss) from investment operations:
  Net investment income                          0.31    0.65    0.60     0.64     0.35    0.28     0.61     0.56     0.59     0.33
  Net realized and unrealized
   gains (losses) on investments                 0.01    0.07   (0.06)    0.21    (0.30)   0.02     0.06    (0.05)    0.21    (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations          0.32    0.72    0.54     0.85     0.05    0.30     0.67     0.51     0.80     0.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                          0.32    0.64    0.61     0.66     0.33    0.30     0.60     0.57     0.62     0.30
  Net realized gains                             0.02    0.01    0.06     0.00     0.00    0.02     0.01     0.06     0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                              0.34    0.65    0.67     0.66     0.33    0.32     0.61     0.63     0.62     0.30
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $11.83  $11.85  $11.78   $11.91   $11.72  $11.82   $11.84   $11.78   $11.90   $11.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                                2.76%   6.30%   4.63%    7.48%    0.40%   2.58%    5.84%    4.35%    7.01%    0.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)     $8,540  $7,298    $340     $285      $35    $956   $1,031     $145      $83      $25
  Ratios to average net assets:
   Net investment income*                       5.15%   5.24%   5.04%    5.27%    4.75%   4.82%    4.84%    4.67%    5.07%    4.38%
   Net expenses*                                0.95%   0.95%   0.95%    0.95%    0.95%   1.30%    1.30%    1.30%    1.30%    1.30%
   Gross expenses*                              1.19%   2.19%   3.00%    3.00%    1.71%   2.08%    7.77%    3.35%    3.35%    2.06%
  Portfolio turnover rate                        144%    265%    201%     415%     146%    144%     265%     201%     415%     146%
------------------------------------------------------------------------------------------------------------------------------------

                                                             Class C                                      Class D

                                           3/31/98  9/30/97  9/30/96  9/30/95  9/30/94  3/31/98  9/30/97  9/30/96  9/30/95  9/30/94
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                 --      --       --      --     3/2/94     --       --       --        --     3/2/94
Net asset value, beginning of period        $11.86  $11.79   $11.91   $11.72   $12.00   $11.85   $11.78    $11.90   $11.72   $12.00
Income (loss) from investment operations:
  Net investment income                       0.32    0.67     0.63     0.66     0.36     0.34     0.70      0.66     0.69     0.39
  Net realized and unrealized
   gains (losses) on investments              0.01    0.08    (0.05)    0.22    (0.30)    0.00     0.08     (0.05)    0.21    (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations       0.33    0.75     0.58     0.88     0.06     0.34     0.78      0.61     0.90     0.08
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       0.34    0.67     0.64     0.69     0.34     0.35     0.70      0.67     0.72     0.36
  Net realized gains                          0.02    0.01     0.06     0.00     0.00     0.02     0.01      0.06     0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           0.36    0.68     0.70     0.69     0.34     0.37     0.71      0.73     0.72     0.36
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $11.83  $11.86   $11.79   $11.91   $11.72   $11.82   $11.85    $11.78   $11.90   $11.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (a)                             2.80%   6.57%    4.98%    7.74%    0.53%    2.93%    6.83%     5.24%    7.92%    0.69%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)                           $6,753  $5,319   $3,653   $2,437     $287   $7,836   $7,717    $7,786   $8,048   $7,822
  Ratios to average net assets:
   Net investment income*                    5.40%   5.57%    5.28%    5.62%    5.18%    5.67%    5.80%     5.54%    5.89%    5.32%
   Net expenses*                             0.70%   0.70%    0.70%    0.70%    0.70%    0.45%    0.45%     0.45%    0.45%    0.45%
   Gross expenses*                           1.00%   1.07%    1.34%    1.84%    1.46%    0.72%    0.68%     0.83%    0.98%    1.21%
  Portfolio turnover rate                     144%    265%     201%     415%     146%     144%     265%      201%     415%     146%


----------

See Notes to Financial Highlights on page 67 and Notes to Financial Statements on page 76

                                                            Financial Highlights

Selected data based on a share outstanding throughout the period(s) indicated (March 31, 1998 data is unaudited)


                              GE Money Market Fund

                                                3/31/98        9/30/97       9/30/96        9/30/95       9/30/94      9/30/93(e)
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                      --           --            --             --            --          1/5/93
Net asset value, beginning of period             $1.00         $1.00          $1.00         $1.00          $1.00         $1.00
Income (loss) from investment operations:
  Net investment income                           0.03          0.05           0.05          0.05           0.03          0.02
  Net realized and unrealized gains (losses)
   on investments                                 0.00          0.00           0.00          0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total income from investment operations           0.03          0.05           0.05          0.05           0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------

Less distributions from:
  Net investment income                           0.03          0.05           0.05          0.05           0.03          0.02
  Net realized gains                              0.00          0.00           0.00          0.00           0.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                               0.03          0.05           0.05          0.05           0.03          0.02
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $1.00         $1.00          $1.00         $1.00          $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (a)                                 2.59%         5.14%          5.18%         5.52%          3.31%         1.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)   $119,017       $114,030        $85,842       $71,664        $53,607       $17,197
  Ratios to average net assets:
   Net investment income*                       5.33%          5.04%          5.06%         5.32%          3.41%         2.27%
   Net expenses*                                0.52%          0.47%          0.45%         0.45%          0.45%         0.45%
   Gross expenses*                              0.55%          0.56%          0.66%         0.70%          1.04%         1.48%
------------------------------------------------------------------------------------------------------------------------------------



                                                   Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with Rule 10b-10 under the 1934 Act.

(c)  Per share data is based on average shares outstanding during the period.

(d) Per share information is for the period since inception through September 30, 1994, and the total return information is for the period January 1, 1994, commencement of investment operations, through September 30, 1994.

(e) Per share information is for the period since inception through September 30, 1993, and the total return information is for the period February 22, 1993, commencement of investment operations, through September 30, 1993.

(f)  For the period November 1, 1996, through September 30, 1997.

(g)  For the period September 27, 1997, through September 30, 1997.

(h) For the period December 31, 1996 (commencement of operations), through September 30, 1997.

(i) For the period October 2, 1997 (commencement of operations), through March 31, 1998.

(j) For the period January 5, 1998 (commencement of operations), through March 31, 1998.

(k) For the period October 28, 1997 (commencement of operations), through March 31, 1998.

*    Annualized for periods less than one year.


----------

See Notes to Financial Statements on page 76

 Statements Of Assets
 And Liabilities March 31, 1998 (unaudited)


                                                           GE              GE            GE                GE              GE
                                                     INTERNATIONAL       GLOBAL    PREMIER GROWTH         U.S.           MID-CAP
                                                         EQUITY          EQUITY        EQUITY            EQUITY          GROWTH
                                                          FUND            FUND          FUND              FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
     (cost $31,329,460; $43,263,170; $17,398,797;
     $301,386,945; $36,487,719; $53,127,069;
     $100,008,215; $22,019,746; $87,563,405;
     $455,381,186; $23,992,229; and $0,
     respectively)                                    $ 38,150,913   $ 53,315,352    $ 22,511,215  $ 440,405,289       $ 41,147,203
   Short term investments (at amortized cost)                   --        675,668       2,476,216     23,359,103          4,937,058
   Cash                                                         --         25,452           5,089         76,207             29,978
   Foreign currency (cost $1,110,757;
     $467,844; $0; $368; $0; $18,798; $308,046;
     $0; $678; $0; $0 and $0, respectively)              1,108,614        467,700              --            368                 --
   Receivable for investments sold                         110,603         78,601       1,012,368      1,413,244                 --
   Income receivables                                      189,019        122,802          26,419        486,009             51,135
   Receivable for fund shares sold                         199,592         73,858          93,631      1,991,941             92,235
   Variation margin receivable                                  --             --           3,600             --             10,825
   Deferred organizational costs                            19,407             --          10,491             --              2,438
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                      39,778,148     54,759,433      26,139,029    467,732,161         46,270,872
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market ***                               --             --              --             --                 --
   Distributions payable to shareholders                        --             --              --             --                 --
   Payable upon return of securities loaned                     --             --              --             --                 --
   Payable for investments purchased                       153,934         27,399         913,277      1,205,348                 --
   Payable for fund shares redeemed                         61,330        168,779           8,521        473,985             91,395
   Payable to GEIM                                         309,528        194,405          79,742        766,497            272,024
   Variation margin payable                                     --             --              --         24,275                 --
   Payable to custodian                                    496,408             --              --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                  1,021,200        390,583       1,001,540      2,470,105            363,419
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                            $ 38,756,948   $ 54,368,850    $ 25,137,489  $ 465,262,056       $ 45,907,453
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                    $ 32,741,467   $ 42,675,545    $ 19,784,318  $ 306,577,912       $ 41,722,383
   Undistributed (overdistributed)
     net investment income                                (364,480)      (254,570)         54,610      1,325,328           (149,383)
   Accumulated net realized gain (loss)                   (440,963)     1,893,007         175,305     18,245,398           (343,751)
   Net unrealized appreciation /
     (depreciation) on:
      Investments                                        6,821,453     10,052,182       5,112,418    139,018,344          4,659,484
      Futures                                                   --             --          10,838         95,474             18,725
      Written options                                           --             --              --             --                 --
      Foreign currency related transactions                   (529)         2,686              --           (400)                (5)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                            $ 38,756,948   $ 54,368,850    $ 25,137,489  $ 465,262,056       $ 45,907,453
====================================================================================================================================

Class A:
Net assets                                            $ 19,541,552    $ 1,445,465     $ 5,222,810   $ 90,097,172       $ 12,802,945
Shares outstanding ($.001 par value)                     1,084,619         60,781         248,321      2,933,666          1,210,852
Net asset value per share                                 $  18.02       $  23.78        $  21.03       $  30.71           $  10.57
Maximum offering price per share                          $  19.12       $  25.23        $  22.31       $  32.58           $  11.21

Class B:
Net assets                                              $  660,160     $  993,292     $ 1,131,676   $ 19,375,327       $ 30,971,874
Shares outstanding ($.001 par value)                        37,300         42,424          54,134        655,396          3,097,082
Net asset value per share*                                $  17.70       $  23.41        $  20.90       $  29.56           $  10.00

Class C:
Net assets                                             $ 6,525,055  $  35,772,879    $ 11,025,088  $ 127,362,771        $ 1,554,417
Shares outstanding ($.001 par value)                       359,601      1,490,748         523,245      4,214,739            675,390
Net asset value per share                                 $  18.15       $  24.00        $  21.07       $  30.22            $  2.30

Class D:
Net assets                                           $  12,030,181  $  16,157,214     $ 7,757,915  $ 228,426,786     $      578,217
Shares outstanding ($.001 par value)                       660,677        674,191         367,588      7,578,423             52,012
Net asset value per share                                 $  18.21       $  23.97        $  21.10       $  30.14           $  11.12


* Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

** GE Money Market Fund is a no load fund offering only one class of shares to all investors.

*** Premiums received for the GE Strategic Investment Fund, GE Fixed Income Fund, and GE Government Securities Fund were $2,256, $4,365, and $25,858, respectively.


----------

See Notes to Financial Statements on page 76


                                        GE            GE             GE            GE            GE            GE            GE
                                       VALUE       STRATEGIC        TAX-         FIXED       GOVERNMENT    SHORT-TERM       MONEY
                                      EQUITY      INVESTMENT       EXEMPT        INCOME      SECURITIES    GOVERNMENT      MARKET
                                       FUND          FUND           FUND          FUND          FUND          FUND          FUND**
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market
    (cost $31,329,460; $43,263,170;
     $17,398,797; $301,386,945;
     $36,487,719; $53,127,069;
     $100,008,215; $22,019,746;
     $87,563,405; $455,381,186;
     $23,992,229; and $0,
     respectively)                  $63,452,101  $126,612,526   $23,137,678   $88,516,968   $465,496,944  $23,996,309  $       --
  Short term investments
    (at amortized cost)               3,589,078     5,980,749        61,019     9,173,835     46,955,015    1,752,467   118,320,370
  Cash                                   43,361        30,810        12,841            --        395,178           --         1,362
  Foreign currency (cost $1,110,757;
    $467,844; $0; $368; $0; $18,798;
    $308,046; $0; $678; $0; $0 and
    $0, respectively)                    18,548       344,022            --         2,123             --           --           --
  Receivable for investments sold        19,163       563,391       122,101       350,084     21,399,430           --           --
  Income receivables                     76,153       661,391       418,712     1,044,279      9,410,668      252,832       227,001
  Receivable for fund shares sold        40,909       488,821        36,884       304,594             --      937,418     1,017,224
  Variation margin receivable            12,000            --            --            --             --           --           --
  Deferred organizational costs           2,457            --         2,432            --             --        19,409          --
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                    67,253,770   134,681,710    23,791,667    99,391,883    543,657,235   26,958,435   119,565,957
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Options written, at market ***             --         2,078            --         4,020         23,816           --           --
  Distributions payable to
    shareholders                             --            --        11,777        72,982        465,064       16,430        98,574
  Payable upon return of
    securities loaned                        --            --            --            --     49,248,180           --           --
  Payable for investments purchased      18,680     3,107,622       102,028     6,874,030     20,259,741           --           --
  Payable for fund shares redeemed       15,099       239,410        83,126       227,589        567,966      958,836       255,047
  Payable to GEIM                       313,440       292,784       116,804       179,745      2,170,411      164,459       195,209
  Variation margin payable                   --         4,800            --            --            --            --           --
  Payable to custodian                       --            --            --         4,653            --     1,733,763           --
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                  347,219     3,646,694       313,735     7,363,019     72,735,178    2,873,488       548,830
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                           $66,906,551  $131,035,016   $23,477,932   $92,028,864   $470,922,057  $24,084,947  $119,017,127
====================================================================================================================================

NET ASSETS CONSIST OF:
  Capital paid in                   $55,366,997  $ 94,780,568   $22,756,604   $93,258,668   $656,875,663  $24,085,837  $118,971,189
  Undistributed (overdistributed)
   net investment income                 12,717       816,672        72,787        96,922       (952,121)     (18,090)       55,271
  Accumulated net
   realized gain (loss)               1,145,778     8,835,103      (469,391)   (2,280,617)  (195,119,285)      13,120        (9,333)
  Net unrealized appreciation /
   (depreciation) on:
     Investments                     10,325,032    26,604,311     1,117,932       953,563     10,115,758        4,080           --
     Futures                             56,150          (500)           --            --            --            --           --
     Written options                         --           178            --           345          2,042           --           --
     Foreign currency
      related transactions                 (123)       (1,316)           --           (17)            --          --            --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                           $66,906,551  $131,035,016   $23,477,932   $92,028,864  $ 470,922,057  $24,084,947  $119,017,127
====================================================================================================================================

Class A:
Net assets                           $13,782,283  $ 30,032,312   $ 5,554,755   $29,211,125  $  23,491,704  $ 8,539,891        $ --
Shares outstanding
  ($.001 par value)                    1,278,218     1,203,305       476,202     2,398,545      2,739,227      722,175          --
Net asset value per share               $  10.78      $  24.96      $  11.66      $  12.18        $  8.58     $  11.83        $ --
Maximum offering price per share        $  11.44      $  26.48      $  12.18      $  12.72        $  8.96     $  12.13        $ --

Class B:
Net assets                           $50,117,819   $ 9,480,638   $ 9,291,786  $  1,578,801   $447,080,534  $   956,091        $ --
Shares outstanding
 ($.001 par value)                     4,714,703       384,931       796,755       129,442     51,988,733       80,891          --
Net asset value per share*              $  10.63     $   24.63      $  11.66      $  12.20        $  8.60     $  11.82        $ --

Class C:
Net assets                           $ 1,351,793  $ 48,191,876   $ 8,608,156   $42,161,989   $    349,819  $ 6,753,109  $119,017,127
Shares outstanding
  ($.001 par value)                      205,744     1,923,685       709,930     3,458,534         34,950      570,645   119,028,365
Net asset value per share               $   6.57     $   25.05      $  12.13      $  12.19      $   10.01     $  11.83    $    1.00

Class D:
Net assets                           $ 1,654,656  $ 43,330,190   $    23,235   $19,076,949      $   --     $ 7,835,856        $ --
Shares outstanding
  ($.001 par value)                      147,262     1,728,133         1,916     1,565,544          --         662,738          --
Net asset value per share               $  11.24     $   25.07      $  12.13      $  12.19      $   --        $  11.82        $ --



 Statements Of Operations
 For the six months ended March 31, 1998 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                          GE            GE              GE              GE             GE
                                                    INTERNATIONAL     GLOBAL      PREMIER GROWTH       U.S.          MID-CAP
                                                        EQUITY        EQUITY          EQUITY          EQUITY         GROWTH
                                                         FUND          FUND            FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Dividends                                     $   309,866     $  214,992      $  131,315   $  3,221,345       $  139,436
      Interest                                           88,912         22,794          52,931        382,206           78,696
      Less: Foreign taxes withheld                      (32,014)       (16,758)         (1,465)       (13,900)          (2,081)
------------------------------------------------------------------------------------------------------------------------------------
   Total income                                         366,764        221,028         182,781      3,589,651          216,051
------------------------------------------------------------------------------------------------------------------------------------

   Expenses:
      Advisory and administration fees                  338,726        199,012          57,327        811,581          125,118
      Distribution fees
        Class A                                          43,044          3,411           8,285        175,410           28,074
        Class B                                           2,728          4,568           3,807         81,612          148,304
        Class C                                           7,232         40,791          10,937        133,368              908
      Blue Sky fees
        Class A                                           4,119          4,122           3,740          6,565            7,480
        Class B                                           2,546          3,023           3,740          4,313            7,425
        Class C                                           2,912          6,470           3,740          7,171            2,466
        Class D                                           9,515          4,339           3,740         15,405               55
      Transfer agent fees
        Class A                                          10,863          2,027             527         24,134            6,905
        Class B                                             611            972             302         11,083           24,250
        Class C                                           4,865         30,993           5,291         54,085               --
        Class D                                          24,883         13,567           1,046         62,340              159
      Trustees' fees                                      1,049            696             193          4,695              524
      Custody and accounting expenses                    15,488         13,633          10,985         34,678           12,729
      Professional fees                                  12,409          8,234           2,276         55,588            6,202
      Registration expenses                               3,640          2,415             668         16,305            1,818
      Amortization of deferred
       organization expense                              10,544          7,394           1,510         11,608            2,790
      Other expenses                                      8,832          5,764           1,453         38,910            4,342
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses before waiver                         504,006        351,431         119,567      1,548,851          379,549
      Less: Expenses waived or borne by
        the adviser                                     (12,955)       (11,717)        (10,522)      (113,641)         (14,115)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                      491,051        339,714         109,045      1,435,210          365,434

   Net investment income (loss)                        (124,287)      (118,686)         73,736      2,154,441         (149,383)
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS Realized gain (loss) on:
        Investments                                  16,125,311      2,607,807         230,741     21,705,092         (336,789)
        Futures                                              --            --           67,549        556,169          108,001
        Written options                                      --            --               --            --                --
        Foreign currency related transactions          (247,603)      (161,343)            573         (2,572)             (16)
      Increase (decrease) in unrealized
       appreciation/ depreciation on:
        Investments                                 (11,374,679)     1,257,568       2,970,370     33,758,173        3,393,770
        Futures                                              --            --           10,838         81,498           18,725
        Written options                                      --            --               --            --                --
        Foreign currency related transactions            11,204         13,629              --           (390)              (5)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
        on investments                                4,514,233      3,717,661       3,280,071     56,097,970        3,183,686
------------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets
      resulting from operations                    $  4,389,946    $ 3,598,975     $ 3,353,807   $ 58,252,411      $ 3,034,303
====================================================================================================================================

* GE Money Market Fund is a no load fund offering only one class of shares to all investors.


----------

See Notes to Financial Statements on page 76


------------------------------------------------------------------------------------------------------------------------------------
                                           GE            GE            GE         GE           GE            GE            GE
                                          VALUE       STRATEGIC       TAX-      FIXED      GOVERNMENT    SHORT-TERM       MONEY
                                         EQUITY      INVESTMENT      EXEMPT     INCOME     SECURITIES    GOVERNMENT      MARKET
                                          FUND          FUND          FUND       FUND         FUND          FUND          FUND*
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
 Income:
    Dividends                           $  432,862    $  588,702   $     --    $  30,911   $        --    $    --     $     --
    Interest                                71,930     1,527,395    753,117    2,591,652    18,817,461     692,618    3,260,232
    Less: Foreign taxes withheld            (1,511)      (11,663)        --          --             --         --           --
------------------------------------------------------------------------------------------------------------------------------------
 Total income                              503,281     2,104,434    753,117    2,622,563    18,817,461     692,618    3,260,232
------------------------------------------------------------------------------------------------------------------------------------
 Expenses:
    Advisory and administration fees       156,188       220,157     49,132      142,813     1,008,880      34,008      144,652
    Distribution fees
      Class A                               25,751        88,826     21,402       59,612        59,137      19,562          --
      Class B                              227,632        36,418     48,487        7,436     2,400,688       4,191          --
      Class C                                  697        53,759     10,323       48,497           230       7,746          --
    Blue Sky fees
      Class A                                7,480         6,292      3,704        5,329         7,480       3,307          --
      Class B                                7,480         3,589      3,285        3,403         7,480       2,606          --
      Class C                                2,466         5,365      4,524        5,682         2,123       3,615       15,923
      Class D                                   --         6,852      3,715        5,098            --       4,801          --
    Transfer agent fees
      Class A                                3,509        28,983      5,658        8,388        15,341       2,015          --
      Class B                               29,921         3,998      6,290        1,036       280,826         743          --
      Class C                                  --         26,437      5,578       21,511            --       2,697       86,650
      Class D                                  518        32,765        646        6,356            --       1,531          --
    Trustees' fees                             677         1,488        433          896         6,626         263        1,412
    Custody and accounting expenses         13,532        17,803     12,251       14,684        44,851      11,361       17,405
    Professional fees                        8,007        17,619      5,125       10,599        78,476       3,124       16,722
    Registration expenses                    2,348         5,168      1,504        3,109        23,020         915        4,905
    Amortization of deferred
     organization expense                    2,812         7,394      2,783        8,798            --      10,542        5,987
    Other expenses                           5,606        15,890      3,588        7,420        54,933       2,178       11,705
------------------------------------------------------------------------------------------------------------------------------------
 Total expenses before waiver              494,624       578,803    188,428      360,667     3,990,091     115,205      305,361
    Less: Expenses waived or borne by
      the adviser                           (4,060)       (1,814)   (24,152)     (20,316)      (22,091)    (32,654)     (16,058)
------------------------------------------------------------------------------------------------------------------------------------
    Net expenses                           490,564       576,989    164,276      340,351     3,968,000      82,551      289,303
------------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)               12,717     1,527,445    588,841    2,282,212    14,849,461     610,067    2,970,929
====================================================================================================================================

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) on:
      Investments                        1,129,568     9,464,415    273,215      695,004     1,823,564     193,785           --
      Futures                              259,925            --         --           --            --          --           --
      Written options                           --        21,293         --       41,960       135,680          --           --
      Foreign currency related
       transactions                         (1,403)      (51,095)        --       34,133            --          --           --
    Increase (decrease) in unrealized
      appreciation/ depreciation on:
      Investments                        6,926,130       803,853   (236,316)     (20,617)    2,292,128    (167,461)          --
      Futures                               59,775          (500)        --           --            --          --           --
      Written options                           --        (1,563)        --       (4,556)        2,042          --           --
      Foreign currency related
       transactions                           (123)          730         --       36,681            --          --           --
------------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
      on investments                     8,373,872    10,237,133     36,899      782,605     4,253,414      26,324           --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets
    resulting from operations           $8,386,589   $11,764,578  $ 625,740   $3,064,817   $19,102,875   $ 636,391   $2,970,929
====================================================================================================================================


 Statements Of Changes
 In Net Assets

------------------------------------------------------------------------------------------------------------------------------------
                                                     GE                            GE                          GE
                                                     INTERNATIONAL                 GLOBAL                      PREMIER GROWTH
                                                     EQUITY                        EQUITY                      EQUITY
                                                     FUND                          FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS                      SIX MONTHS                   SIX MONTHS
                                             ENDED        YEAR ENDED          ENDED       YEAR ENDED       ENDED        YEAR ENDED
                                         MARCH 31, 1998   SEPTEMBER      MARCH 31, 1998   SEPTEMBER    MARCH 31, 1998   SEPTEMBER
                                          (UNAUDITED)      30, 1997       (UNAUDITED)      30, 1997     (UNAUDITED)      30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income/(loss)          $   (124,287)  $    563,474   $   (118,686)  $    154,615   $     73,736   $      8,169
    Net realized gain (loss) on
     investments, futures, written
     options, and foreign
     currency related transactions          15,877,708      2,350,213      2,446,464      5,416,080        298,863        140,932
    Net increase (decrease)
      in unrealized
      appreciation/depreciation            (11,363,475)    12,454,659      1,271,197      3,302,780      2,981,208      2,142,048
------------------------------------------------------------------------------------------------------------------------------------
    Net increase from operations             4,389,946     15,368,346      3,598,975      8,873,475      3,353,807      2,291,149
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income
      Class A                                     --          (31,255)          --             --             --             --
      Class B                                     --             --             --             --             --             --
      Class C                                     --           (6,212)       (24,430)       (75,298)       (13,202)          --
      Class D                                 (224,494)      (492,285)       (90,621)      (111,661)       (17,092)          --
    Tax return of capital
      Class A                                     --             --             --             --             --             --
      Class B                                     --             --             --             --             --             --
      Class C                                     --             --             --             --             --             --
      Class D                                     --             --             --             --             --             --
    Net realized gains
      Class A                               (3,380,824)      (262,419)      (150,720)       (41,620)       (32,269)          --
      Class B                                 (115,286)        (8,157)       (99,362)       (36,858)       (11,673)          --
      Class C                               (1,110,552)      (106,194)    (3,436,488)    (1,688,506)      (130,090)          --
      Class D                              (14,195,464)    (1,792,954)    (2,293,450)      (832,366)       (90,458)          --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                      (19,026,620)    (2,699,476)    (6,095,071)    (2,786,309)      (294,784)          --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
 from operations and distributions         (14,636,674)    12,668,870     (2,496,096)     6,087,166      3,059,023      2,291,149
------------------------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares
      Class A                               11,941,088      9,346,593        238,078        907,794      3,620,891      1,613,168
      Class B                                  294,226        145,617        169,510        274,406        581,180        394,141
      Class C                                  425,584      2,763,355      1,617,090      6,488,610      2,582,224      6,940,203
      Class D                               12,618,699     61,528,741      3,239,414     12,920,814      1,036,341      4,709,150
    Value of distributions reinvested
      Class A                                3,380,725        292,984        150,786         41,520         32,269           --
      Class B                                  106,474          6,989         99,333         36,754         11,511           --
      Class C                                1,074,389        107,698      3,342,509      1,735,843        140,390           --
      Class D                               14,343,411      2,285,228      2,384,063        944,022        107,550           --
    Cost of shares redeemed
      Class A                              (11,229,605)    (2,710,964)      (417,225)    (3,599,332)      (452,961)      (352,602)
      Class B                                 (149,430)       (21,353)      (127,793)      (117,375)       (31,197)          --
      Class C                                 (560,240)      (669,241)    (3,538,097)    (5,528,374)      (330,058)      (695,771)
      Class D                              (77,827,005)   (61,958,762)   (10,455,876)    (3,488,049)      (119,112)          --
    Proceeds from aquisition of fund              --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
     share transactions                    (45,581,684)    11,116,885     (3,298,208)    10,616,633      7,179,028     12,608,289
------------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease)
    in net assets                          (60,218,358)    23,785,755     (5,794,304)    16,703,799     10,238,051     14,899,438

NET ASSETS
  Beginning of period                       98,975,306     75,189,551     60,163,154     43,459,355     14,899,438           --
------------------------------------------------------------------------------------------------------------------------------------
  End of period                           $ 38,756,948   $ 98,975,306   $ 54,368,850   $ 60,163,154   $ 25,137,489   $ 14,899,438
====================================================================================================================================
Undistributed (overdistributed)
  net investment
  income, end of period                   $   (364,480)  $    (15,699)  $   (254,570)  $    (20,833)  $     54,610   $     11,168


------------------------------------------------------------------------------------------------------------------------------------
                                                                    GE                                      GE
                                                                    U.S.                                    MID-CAP
                                                                    EQUITY                                  GROWTH
                                                                    FUND                                    FUND

                                                     SIX MONTHS ENDED     YEAR ENDED         SIX MONTHS ENDED      YEAR ENDED
                                                      MARCH 31, 1998      SEPTEMBER           MARCH 31, 1998        SEPTEMBER
                                                       (UNAUDITED)         30, 1997            (UNAUDITED)          30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
    Net investment income/(loss)                    $   2,154,441       $   3,892,364       $    (149,383)      $    (386,718)
    Net realized gain (loss) on investments,
      futures, written options, and foreign
      currency related transactions                    22,258,689          32,007,920            (228,804)         19,179,275
    Net increase (decrease) in unrealized
      appreciation/depreciation                        33,839,281          66,505,232           3,412,490          (7,395,902)
------------------------------------------------------------------------------------------------------------------------------------
    Net increase from operations                       58,252,411         102,405,516           3,034,303          11,396,655
  Distributions to shareholders from:
    Net investment income
      Class A                                            (481,181)           (332,785)               --                  --
      Class B                                             (32,171)            (58,927)               --                  --
      Class C                                            (855,823)           (758,606)               --                  --
      Class D                                          (2,463,920)         (2,607,415)               --                  --
    Tax return of capital
      Class A                                                --                  --                  --                  --
      Class B                                                --                  --                  --                  --
      Class C                                                --                  --                  --                  --
      Class D                                                --                  --                  --                  --
    Net realized gains
      Class A                                          (5,530,158)         (2,630,802)         (4,628,251)               --
      Class B                                          (1,340,093)           (765,822)        (13,485,924)               --
      Class C                                          (8,562,260)         (5,196,483)           (361,359)               --
      Class D                                         (18,140,095)        (14,080,728)               --                  --
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions                                 (37,405,701)        (26,431,568)        (18,475,534)               --
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  operations and distributions                         20,846,710          75,973,948         (15,441,231)         11,396,655
------------------------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares
      Class A                                          25,046,743          32,487,800           1,667,197             651,141
      Class B                                           3,973,958           4,876,961           1,798,114           4,138,692
      Class C                                          20,534,023          33,202,755           1,573,858                --
      Class D                                          17,921,607          54,548,257             604,593                --
    Value of distributions reinvested
      Class A                                           6,012,234           2,963,444           4,628,103                --
      Class B                                           1,348,014             808,909          13,080,553                 434
      Class C                                           9,237,668           5,854,736             354,972                --
      Class D                                          20,389,435          16,688,138                --                  --
    Cost of shares redeemed
      Class A                                         (10,750,262)        (14,806,398)           (655,191)           (763,248)
      Class B                                          (1,337,467)         (1,027,087)         (4,669,580)         (8,096,306)
      Class C                                          (6,561,285)         (9,333,878)           (127,995)               --
      Class D                                         (32,157,781)        (47,701,146)            (71,317)               --
    Proceeds from aquisition of--fund                        --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from
     share transactions                                53,656,887          78,562,491          18,183,307          (4,069,287)
------------------------------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets              74,503,597         154,536,439           2,742,076           7,327,368

NET ASSETS
  Beginning of period                                 390,758,459         236,222,020          43,165,377          35,838,009
------------------------------------------------------------------------------------------------------------------------------------
  End of period                                     $ 465,262,056       $ 390,758,459       $  45,907,453       $  43,165,377
====================================================================================================================================
Undistributed (overdistributed) net investment
  income, end of period                             $   1,325,328       $   3,003,982       $    (149,383)      $        --




* GE Money Market Fund is a no load Fund offering only one class of shares to all investors.


----------

See Notes to Financial Statements on page 76


------------------------------------------------------------------------------------------------------------------------------------
                                                                GE                                 GE
                                                                VALUE                              STRATEGIC
                                                                EQUITY                             INVESTMENT
                                                                FUND                               FUND

                                                  SIX MONTHS ENDED   YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                  MARCH 31, 1998     SEPTEMBER        MARCH 31, 1998       SEPTEMBER
                                                  (UNAUDITED)        30, 1997         (UNAUDITED)          30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income/(loss)                   $      12,717    $      (4,103)     $   1,527,445      $   2,776,537
  Net realized gain (loss) on investments,
    futures, written options, and foreign
    currency related transactions                    1,388,090       16,217,779          9,434,613          3,696,675
  Net increase (decrease) in unrealized
  appreciation/depreciation                          6,985,782       (1,649,840)           802,520         14,813,759
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from operations                       8,386,589       14,563,836         11,764,578         21,286,971
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income
      Class A                                             --            (21,440)          (814,947)          (461,097)
      Class B                                             --             (2,231)          (111,753)           (63,980)
      Class C                                             --               --             (927,488)          (691,773)
      Class D                                             --               --             (936,622)        (1,079,566)
    Tax return of capital
      Class A                                             --               --                 --                 --
      Class B                                             --               --                 --                 --
      Class C                                             --               --                 --                 --
      Class D                                             --               --                 --                 --
    Net realized gains
      Class A                                       (2,507,957)        (475,283)        (1,344,753)          (243,915)
      Class B                                      (13,807,227)      (2,729,341)          (230,774)           (48,212)
      Class C                                         (117,795)            --           (1,380,557)          (353,335)
      Class D                                             --               --           (1,269,011)          (478,496)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                (16,432,979)      (3,228,295)        (7,015,905)        (3,420,374)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions                        (8,046,390)      11,335,541          4,748,673         17,866,597
------------------------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares
      Class A                                        4,841,372          823,722          5,778,031         21,737,339
      Class B                                        3,938,664       10,675,955          3,467,084          1,584,741
      Class C                                        1,274,979             --            6,820,583         11,916,896
      Class D                                        1,710,944             --            5,012,462         14,484,361
    Value of distributions reinvested
      Class A                                        2,501,541          496,574          2,157,656            703,204
      Class B                                       13,419,750        2,619,315            331,559            111,422
      Class C                                          126,287             --            2,232,380          1,017,319
      Class D                                             --               --            2,205,624          1,558,062
    Cost of shares redeemed
      Class A                                         (988,880)        (589,327)       (18,405,779)       (13,641,813)
      Class B                                       (5,876,267)     (10,241,538)          (417,429)          (507,717)
      Class C                                          (66,758)            --           (3,258,598)        (4,581,193)
      Class D                                         (199,976)            --           (3,493,059)       (19,955,143)
    Proceeds from aquisition of fund                      --               --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
 share transactions                                 20,681,656        3,784,701          2,430,514         14,427,478
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets             12,635,266       15,120,242          7,179,187         32,294,075

NET ASSETS
Beginning of period                                 54,271,285       39,151,043        123,855,829         91,561,754
------------------------------------------------------------------------------------------------------------------------------------
End of period                                    $  66,906,551    $  54,271,285      $ 131,035,016      $ 123,855,829
====================================================================================================================================
Undistributed (overdistributed) net investment
income, end of period                            $      12,717    $        --        $     816,672      $   2,080,037





------------------------------------------------------------------------------------------------------------------------------------
                                                                    GE                                GE
                                                                    TAX-                             FIXED
                                                                    EXEMPT                           INCOME
                                                                    FUND                             FUND

                                                       SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED     YEAR ENDED
                                                       MARCH 31, 1998      SEPTEMBER     MARCH 31, 1998       SEPTEMBER
                                                       (UNAUDITED)         30, 1997      (UNAUDITED)          30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income/(loss)                      $    588,841       $  1,151,538       $  2,282,212       $  3,870,453
  Net realized gain (loss) on investments,
    futures, written options, and foreign
    currency related transactions                        273,215            (55,544)           771,097            994,264
  Net increase (decrease) in unrealized
  appreciation/depreciation                             (236,316)           550,991             11,508          1,049,251
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from operations                           625,740          1,646,985          3,064,817          5,913,968
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income
      Class A                                           (182,973)          (767,703)          (652,283)          (888,166)
      Class B                                           (184,124)          (421,200)           (37,184)           (80,626)
      Class C                                           (187,856)            (4,518)        (1,116,607)        (1,886,051)
      Class D                                            (34,901)            (1,880)          (528,856)        (1,047,014)
    Tax return of capital
      Class A                                               --                 --                 --                 --
      Class B                                               --                 --                 --                 --
      Class C                                               --                 --                 --                 --
      Class D                                               --                 --                 --                 --
    Net realized gains
      Class A                                               --                 --                 --                 --
      Class B                                               --                 --                 --                 --
      Class C                                               --                 --                 --                 --
      Class D                                               --                 --                 --                 --

Total distributions                                     (589,854)        (1,195,301)        (2,334,930)        (3,901,857)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions                              35,886            451,684            729,887          2,012,111
------------------------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares
      Class A                                            231,060             93,600         15,729,567          7,378,651
      Class B                                            251,206          1,106,385            201,000            178,891
      Class C                                            721,654              1,653          9,328,190         10,863,901
      Class D                                                  2               --            5,179,836          9,329,217
    Value of distributions reinvested
      Class A                                             14,170             27,172            642,815            877,956
      Class B                                            130,340            298,059             32,762             73,560
      Class C                                            155,324               --              911,051          1,552,771
      Class D                                             25,780               --              526,460          1,049,141
    Cost of shares redeemed
      Class A                                        (11,208,343)          (594,559)        (5,917,794)        (5,791,665)
      Class B                                         (1,248,015)        (1,863,309)           (69,687)          (569,926)
      Class C                                           (319,974)            (2,050)        (3,575,274)        (6,396,220)
      Class D                                         (3,234,636)              --           (3,033,799)       (13,753,765)
    Proceeds from aquisition of fund                        --           13,051,759               --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
 share transactions                                  (14,481,432)        12,118,710         19,955,127          4,792,512
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets              (14,445,546)        12,570,394         20,685,014          6,804,623

NET ASSETS
Beginning of period                                   37,923,478         25,353,084         71,343,850         64,539,227
------------------------------------------------------------------------------------------------------------------------------------
End of period                                       $ 23,477,932       $ 37,923,478       $ 92,028,864       $ 71,343,850
====================================================================================================================================
Undistributed (overdistributed) net investment
income, end of period                               $     72,787       $     73,800       $     96,922       $    149,640


------------------------------------------------------------------------------------------------------------------------------------
                                                       GE                              GE                            GE
                                                       GOVERNMENT                      SHORT-TERM                    MONEY
                                                       SECURITIES                      GOVERNMENT                    MARKET
                                                       FUND                            FUND                          FUND*

                                         SIX MONTHS ENDED   YEAR ENDED   SIX MONTH ENDED   YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                         MARCH 31, 1998     SEPTEMBER    MARCH 31, 1998    SEPTEMBER    MARCH 31, 1998    SEPTEMBER
                                         (UNAUDITED)         30, 1997    (UNAUDITED)       30, 1997     (UNAUDITED)        30, 1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income/(loss)             $  14,849,461  $  37,145,128  $     610,067  $     749,505  $   2,970,929  $   5,081,919
  Net realized gain (loss) on investments,
    futures, written options, and foreign
    currency related transactions              1,959,244      3,276,687        193,785         44,179           --             (474)
  Net increase (decrease) in unrealized
  appreciation/depreciation                    2,294,170     (1,376,782)      (167,461)        49,129           --             --
------------------------------------------------------------------------------------------------------------------------------------
  Net increase from operations                19,102,875     39,045,033        636,391        842,813      2,970,929      5,081,445
------------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income
      Class A                                   (810,980)    (1,774,779)      (211,771)       (38,125)          --             --
      Class B                                (14,567,524)   (34,870,480)       (25,146)        (5,375)          --             --
      Class C                                     (5,614)          --         (176,218)      (265,636)    (2,970,929)    (5,083,754)
      Class D                                       --             --         (228,265)      (453,643)          --             --
    Tax return of capital
      Class A                                       --          (14,200)          --             --             --             --
      Class B                                       --         (278,995)          --             --             --             --
      Class C                                       --             --             --             --             --             --
      Class D                                       --             --             --             --             --             --
    Net realized gains
      Class A                                       --             --          (12,916)          (469)          --             --
      Class B                                       --             --           (1,764)          (143)          --             --
      Class C                                       --             --          (11,323)        (5,468)          --             --
      Class D                                       --             --          (13,601)        (9,662)          --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                          (15,384,118)   (36,938,454)      (681,004)      (778,521)    (2,970,929)    (5,083,754)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
operations and distributions                   3,718,757      2,106,579        (44,613)        64,292           --           (2,309)
------------------------------------------------------------------------------------------------------------------------------------
  Share transactions:
    Proceeds from sale of shares
      Class A                                  3,058,539      6,420,060      1,628,866      1,007,456           --             --
      Class B                                  1,150,705      1,910,220         18,680      1,016,179           --             --
      Class C                                    411,752           --        1,773,996      2,442,574    103,412,579    234,308,541
      Class D                                       --             --          451,685      4,875,679           --             --
    Value of distributions reinvested
      Class A                                    486,554        953,206        218,698         32,067           --             --
      Class B                                  7,555,457     18,663,303         21,632          2,461           --             --
      Class C                                      4,515           --          170,652        249,182      2,832,822      4,838,099
      Class D                                       --             --          240,870        456,946           --             --
    Cost of shares redeemed
      Class A                                 (4,205,681)   (12,540,641)      (588,246)      (164,903)          --             --
      Class B                                (88,524,096)  (246,487,916)      (113,162)    (1,118,841)          --             --
      Class C                                    (64,811)          --         (498,645)    (1,048,136)  (101,257,818)  (210,956,472)
      Class D                                       --             --         (560,292)    (5,443,242)          --             --
    Proceeds from aquisition of fund                --             --             --        7,069,264           --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
 share transactions                          (80,127,066)  (231,081,768)     2,764,734      9,376,686      4,987,583     28,190,168
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets      (76,408,309)  (228,975,189)     2,720,121      9,440,978      4,987,583     28,187,859

NET ASSETS
Beginning of period                          547,330,366    776,305,555     21,364,826     11,923,848    114,029,544     85,841,685
------------------------------------------------------------------------------------------------------------------------------------
End of period                              $ 470,922,057  $ 547,330,366  $  24,084,947  $  21,364,826  $ 119,017,127  $ 114,029,544
====================================================================================================================================
Undistributed (overdistributed)
net investment
income, end of period                      $    (952,121) $    (417,464) $     (18,090) $      13,243  $      55,271  $      55,271




 Statements Of Changes
 In Net Assets (continued)
 Changes In Fund Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                      GE                              GE                            GE
                                                  INTERNATIONAL                     GLOBAL                    PREMIER GROWTH
                                                    EQUITY                          EQUITY                        EQUITY
                                                     FUND                            FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED  YEAR ENDED    SIX MONTHS ENDED  YEAR ENDED
                                     MARCH 31, 1998      SEPTEMBER      MARCH 31, 1998    SEPTEMBER     MARCH 31, 1998    SEPTEMBER
                                      (UNAUDITED)        30, 1997       (UNAUDITED)       30, 1997      (UNAUDITED)       30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription                 636,724         501,638          10,951          38,598         193,639          96,889
Issued for distributions reinvested         204,348          16,618           7,432           1,932           1,793            --
Shares redeemed                            (608,822)       (145,418)        (19,538)       (162,855)        (23,262)        (20,738)
Shares from acquisitions of fund               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares      232,250         372,838          (1,155)       (122,325)        172,170          76,151
====================================================================================================================================

CLASS B:

Shares sold by subscription                  16,587           7,935           7,273          12,065          30,598          24,530
Issued for distributions reinvested           6,550             400           4,967           1,724             643            --
Shares redeemed                              (8,576)         (1,175)         (5,860)         (5,170)         (1,637)           --
Shares from acquisitions of fund               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares       14,561           7,160           6,380           8,619          29,604          24,530
====================================================================================================================================

CLASS C:

Shares sold by subscription                  23,369         149,455          71,432         284,215         135,562         440,229
Issued for distributions reinvested          64,512           6,092         163,280          80,285           7,791            --
Shares redeemed                             (30,511)        (36,301)       (159,540)       (242,109)        (17,173)        (43,164)
Shares from acquisitions of fund               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares                  57,370         119,246          75,172         122,391         126,180         397,065
====================================================================================================================================

CLASS D:

Shares sold by subscription                 681,929       3,325,700         143,653         564,945          53,878         313,891
Issued for distributions reinvested         858,464         129,182         116,751          43,705           5,965            --
Shares redeemed                          (4,556,180)     (3,338,513)       (498,259)       (151,578)         (6,146)           --
Shares from acquisitions of fund               --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares   (3,015,787)        116,369        (237,855)        457,072          53,697         313,891
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                    GE                                 GE
                                                                   U.S.                              MID-CAP
                                                                  EQUITY                             GROWTH
                                                                   FUND                               FUND
------------------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED     YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                              MARCH 31, 1998       SEPTEMBER          MARCH 31, 1998       SEPTEMBER
                                              (UNAUDITED)          30, 1997            (UNAUDITED)          30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription                       858,860           1,229,311             166,447              45,252
Issued for distributions reinvested               223,670             127,023             489,229                --
Shares redeemed                                  (375,384)           (608,801)            (62,814)            (52,136)
Shares from acquisitions of fund                     --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares            707,146             747,533             592,862              (6,884)
====================================================================================================================================

CLASS B:

Shares sold by subscription                       142,983             194,796             171,460             293,713
Issued for distributions reinvested                52,027              35,856           1,459,769                  32
Shares redeemed                                   (46,936)            (42,077)           (420,893)           (553,350)
Shares from acquisitions of fund                     --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares            148,074             188,575           1,210,336            (259,605)
====================================================================================================================================

CLASS C:

Shares sold by subscription                       719,867           1,319,280             536,258                --
Issued for distributions reinvested               349,515             255,106             173,157                --
Shares redeemed                                  (230,016)           (372,791)            (34,025)               --
Shares from acquisitions of fund                     --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares                       839,366           1,201,595             675,390                --
====================================================================================================================================

CLASS D:

Shares sold by subscription                       630,392           2,185,018              58,973                --
Issued for distributions reinvested               774,086             729,058                --                  --
Shares redeemed                                (1,172,732)         (1,839,879)             (6,961)               --
Shares from acquisitions of fund                     --                  --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares            231,746           1,074,197              52,012                --
====================================================================================================================================



* GE Money Market Fund is a no load Fund offering only one class of shares to all investors.


------------------------------------------------------------------------------------------------------------------------------------
                                                        GE                              GE                            GE
                                                       VALUE                         STRATEGIC                       TAX-
                                                      EQUITY                        INVESTMENT                      EXEMPT
                                                       FUND                            FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                          MARCH 31, 1998    SEPTEMBER    MARCH 31, 1998    SEPTEMBER    MARCH 31, 1998    SEPTEMBER
                                          (UNAUDITED)       30, 1997      (UNAUDITED)      30, 1997     (UNAUDITED)       30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription                   498,099          69,116         242,274       1,013,955        20,005           7,816
Issued for distributions reinvested           269,272          46,979          94,758          33,678         1,215           2,371
Shares redeemed                               (95,628)        (48,223)       (788,600)       (633,971)     (967,754)        (51,517)
Shares from acquisitions of fund                 --              --              --              --            --            48,461
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares        671,743          67,872        (451,568)        413,662      (946,534)          7,131
====================================================================================================================================

CLASS B:

Shares sold by subscription                   378,742         910,258         148,177          73,254        21,549          96,638
Issued for distributions reinvested         1,461,832         248,003          14,710           5,385        11,173          25,858
Shares redeemed                              (541,647)       (830,850)        (17,822)        (23,418)     (107,067)       (162,031)
Shares from acquisitions of fund                 --              --              --              --            --           107,527
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares      1,298,927         327,411         145,065          55,221       (74,345)         67,992
====================================================================================================================================

CLASS C:

Shares sold by subscription                   193,716            --           283,822         542,727        59,462             137
Issued for distributions reinvested            22,352            --            97,713          48,606        12,808            --
Shares redeemed                               (10,324)           --          (138,170)       (209,785)      (26,402)           (170)
Shares from acquisitions of fund                 --              --              --              --            --           664,095
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares                   205,744            --           243,365         381,548        45,868         664,062
====================================================================================================================================

CLASS D:

Shares sold by subscription                   166,562            --           207,927         660,856          --              --
Issued for distributions reinvested              --              --            96,568          74,407         2,139            --
Shares redeemed                               (19,300)           --          (146,151)       (934,956)     (266,125)           --
Shares from acquisitions of fund                 --              --              --              --            --           265,902
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares        147,262            --           158,344        (199,693)     (263,986)        265,902
====================================================================================================================================


--------------------------------------------------------------------------------
                                                          GE
                                                        FIXED
                                                        INCOME
                                                         FUND
--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED    YEAR ENDED
                                          MARCH 31, 1998      SEPTEMBER
                                          (UNAUDITED)         30, 1997
--------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription                 1,286,285         622,149
Issued for distributions reinvested            52,875          74,052
Shares redeemed                              (485,843)       (490,365)
Shares from acquisitions of fund                 --              --
--------------------------------------------------------------------------------
Net increase (decrease) in fund shares        853,317         205,836
================================================================================

CLASS B:

Shares sold by subscription                    16,345          15,044
Issued for distributions reinvested             2,692           6,199
Shares redeemed                                (5,704)        (48,093)
Shares from acquisitions of fund                 --              --
--------------------------------------------------------------------------------
Net increase (decrease) in fund shares         13,333         (26,850)
================================================================================

CLASS C:

Shares sold by subscription                   766,961         915,906
Issued for distributions reinvested            74,886         130,841
Shares redeemed                              (293,498)       (539,791)
Shares from acquisitions of fund                 --              --
--------------------------------------------------------------------------------
Net increase in fund shares                   548,349         506,956
================================================================================

CLASS D:

Shares sold by subscription                   425,156         787,978
Issued for distributions reinvested            43,298          88,445
Shares redeemed                              (249,206)     (1,163,393)
Shares from acquisitions of fund                 --              --
--------------------------------------------------------------------------------
Net increase (decrease) in fund shares        219,248        (286,970)
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                        GE                              GE                                  GE
                                                    GOVERNMENT                      SHORT-TERM                             MONEY
                                                    SECURITIES                      GOVERNMENT                            MARKET
                                                       FUND                            FUND                                FUND*
------------------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED YEAR ENDED
                                        MARCH 31, 1998      SEPTEMBER     MARCH 31, 1998    SEPTEMBER    MARCH 31, 1998   SEPTEMBER
                                        (UNAUDITED)         30, 1997      (UNAUDITED)       30, 1997     (UNAUDITED)      30, 1997
------------------------------------------------------------------------------------------------------------------------------------

CLASS A:

Shares sold by subscription                   354,882         759,978      137,450          83,835            --              --
Issued for distributions reinvested            56,632         112,984       18,475           2,714            --              --
Shares redeemed                              (488,515)     (1,487,386)     (49,696)        (13,950)           --              --
Shares from acquisitions of fund                 --              --           --           514,537            --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares        (77,001)       (614,424)     106,229         587,136            --              --
====================================================================================================================================

CLASS B:

Shares sold by subscription                   133,524         226,547        1,572          87,200            --              --
Issued for distributions reinvested           877,423       2,209,474        1,828             208            --              --
Shares redeemed                           (10,279,715)    (29,214,346)      (9,550)        (94,431)           --              --
Shares from acquisitions of fund                 --              --           --            81,740            --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares     (9,268,768)    (26,778,325)      (6,150)         74,717            --              --
====================================================================================================================================

CLASS C:

Shares sold by subscription                    40,930            --        149,676         206,389     103,412,579     234,308,541
Issued for distributions reinvested               450            --         14,407          21,072       2,832,822       4,838,098
Shares redeemed                                (6,430)           --        (42,057)        (88,632)   (101,257,818)   (210,956,472)
Shares from acquisitions of fund                 --              --           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares                    34,950            --        122,026         138,829       4,987,583      28,190,167
====================================================================================================================================

CLASS D:

Shares sold by subscription                      --              --         38,100         412,203            --              --
Issued for distributions reinvested              --              --         20,355          38,673            --              --
Shares redeemed                                  --              --        (47,243)       (460,152)           --              --
Shares from acquisitions of fund                 --              --           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares           --              --         11,212          (9,276)           --              --
====================================================================================================================================



----------
See Notes to Financial Statements on page 76

                        Notes to Financial Statements March 31, 1998 (unaudited)

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It is comprised of thirteen investment portfolios (each a "Fund" and collectively the "Funds") only twelve of which are currently being offered, as follows: GE International Equity Fund, GE Global Equity Fund, GE Premier Growth Equity Fund, GE U.S. Equity Fund, GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Strategic Investment Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund. The Funds (except GE Money Market Fund) are presently authorized to issue four classes of shares. However, as of March 31, 1998, only three classes were being offered for the GE Government Securities Fund.

The commencement dates of the Funds were as follows:

Fund                      Class A        Class B        Class C     Class D
--------------------------------------------------------------------------------
GE International
  Equity                 3/2/1994        3/2/1994      3/2/1994     3/2/1994
--------------------------------------------------------------------------------
GE Global Equity         1/1/1994      12/22/1993     2/22/1993   11/29/1993
--------------------------------------------------------------------------------
GE Premier
  Growth Equity        12/31/1996      12/31/1996    12/31/1996   12/31/1996
--------------------------------------------------------------------------------
GE U.S. Equity           1/1/1994      12/22/1993     2/22/1993   11/29/1993
--------------------------------------------------------------------------------
GE Mid-Cap
  Growth                 9/8/1993        9/8/1993     10/2/1997     1/5/1998
--------------------------------------------------------------------------------
GE Value
  Equity                 9/8/1993        9/8/1993     10/2/1997     1/5/1998
--------------------------------------------------------------------------------
GE Strategic
  Investment             1/1/1994      12/22/1993     2/22/1993   11/29/1993
--------------------------------------------------------------------------------
GE Tax-Exempt            9/8/1993        9/8/1993     9/26/1997    9/26/1997
--------------------------------------------------------------------------------
GE Fixed Income          1/1/1994      12/22/1993     2/22/1993   11/29/1993
--------------------------------------------------------------------------------
GE Government
  Securities             9/8/1993       4/22/1987    10/28/1997        --
--------------------------------------------------------------------------------
GE Short-Term
  Government             3/2/1994        3/2/1994      3/2/1994    3/2/1994
--------------------------------------------------------------------------------
GE Money
  Market                    --              --        2/22/1993       --
--------------------------------------------------------------------------------

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):

        5.75%                           4.25%                      2.50%
--------------------------------------------------------------------------------
GE International Equity Fund     GE Tax-Exempt Fund         GE Short-Term
                                                             Government Fund
GE Global Equity Fund            GE Fixed Income Fund
GE Premier Growth                GE Government
  Equity Fund                     Securities Fund
GE U.S. Equity Fund
GE Mid-Cap Growth Fund
GE Value Equity Fund
GE Strategic Investment Fund

Maximum Contingent Deferred Sales Load (as a percentage of redemption proceeds):

               1.00%             3.00%                    4.00%
--------------------------------------------------------------------------------
Class A*     All funds     --                    --

Class B        --          GE Tax-Exempt Fund    GE International Equity Fund
                           GE Fixed Income Fund  GE Global Equity Fund
                           GE Government         GE Premier Growth Equity
                            Securities Fund       Fund
                           GE Short-Term         GE U.S. Equity Fund
                            Government Fund      GE Mid-Cap Growth Fund
                                                 GE Value Equity Fund
                                                 GE Strategic Investment Fund

Except as described in the next paragraph, the maximum contingent deferred sales load for Class B redemptions for all Funds, after the first year, is as follows:
3.00% within the second year, 2.00% within the third year, 1.00% within the fourth year, and 0.00% thereafter.

The maximum contingent deferred sales load for Class B redemptions from shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with the Trust is as follows: 5.00% within the first year, 4.00% within the second year, 3.00% within the third year, 2.00% within the fourth year, 1.00% within the fifth year, and 0.00% thereafter.

No front or back-end sales charges, redemption fees or exchange fees are assessed by the Trust with respect to Class C and Class D shares and shares of GE Money Market Fund.

* Imposed only for shares redeemed within one year of purchase that were subject to no front-end sales load upon purchase by virtue of being part of a purchase of $1 million or more.

                        Notes to Financial Statements March 31, 1998 (unaudited)




2. SUMMARY OF SIGNIFICANT
   ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Trust:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.


Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the bid and ask of the secondary market. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

GE Money Market Fund values its securities using the amortized cost method, in accordance with Rule 2a-7 of the 1940 Act, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

The Funds will accrue distribution fees, blue sky fees and transfer agent fees to the respective class. Each Fund's income, expenses (other than the fees mentioned above) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.


Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of net investment income accrued on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.


Income Taxes

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income, tax-exempt income, and gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 1997, the following Funds have capital loss carryovers as indicated below. The capital loss carryovers of the GE Tax-Exempt Fund and GE Short-Term Government Fund include capital loss carryovers of $218,824 and $173,893, respectively, acquired as a result of the reorganization

                        Notes to Financial Statements March 31, 1998 (unaudited)


with the Investors Trust Tax Free Fund and Investors Trust Adjustable Rate Fund, respectively. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

        Fund                            Amount       Expires
--------------------------------------------------------------------------------
GE Tax-Exempt Fund                   $  176,173        2002

                                         68,177        2003

                                        498,256        2004

GE Fixed Income Fund                  2,559,595        2003

                                         38,636        2004

                                        445,270        2005

GE Government Securities Fund        87,336,523        2002

                                     107,525,597       2003

                                      1,748,819        2004

GE Short-Term Government Fund            44,539        2001

                                        114,498        2002

                                         14,856        2003

GE Money Market Fund                      3,370        2003

                                          5,688        2005

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer losses as follows:

GE U.S. Equity Fund                     $   6,183

GE Global Equity Fund                     100,869

GE International Equity Fund              198,835

GE Strategic Investment Fund               30,711

GE Money Market Fund                          275


Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premiums on tax-exempt bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method. On tax-exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax-exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.


Expenses

Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by GEIM, investment adviser to the Funds, and reimbursed by the Funds up to the voluntary expense limitations.


Distributions to Shareholders

GE Tax-Exempt Fund, GE Fixed Income Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses deferred due to wash sale transactions, and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if

                        Notes to Financial Statements March 31, 1998 (unaudited)


not distributed and, therefore, will be declared and paid to their shareholders annually.

GE Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income. Consequently, the amount of each daily distribution may differ from actual net investment income.


Deferred Organizational Costs

Organizational expenses applicable to the Funds have been deferred and are being amortized on a straight-line basis over a period of five years from commencement of investment operations.


When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.


Forward Foreign Currency Contracts

The Funds generally use foreign forward currency contracts to facilitate transactions in securities denominated in foreign currencies and to manage the Funds' currency exposure. Contracts to sell are generally used to hedge the Funds' investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset previous contracts to sell. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized gain (loss) on foreign currency related transactions in the accompanying Statements of Operations.


Repurchase Agreements

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


Futures and Options

The Funds, other than GE Money Market Fund, may invest in futures contracts and purchase and write options. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, and (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund. No fund will enter into a transaction involving futures and options on futures for speculative purposes. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options Written" and "Put Options Written" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Losses may also arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of an option transaction. When

                        Notes to Financial Statements March 31, 1998 (unaudited)


an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.


Security Lending

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 20% of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. In the event the counterparty (borrower) does not meet its contractual obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.


3. FEES AND COMPENSATION
   PAID TO AFFILIATES


Advisory and Administration Fees

Compensation of GEIM, the Fund's Investment Adviser and Administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. Such advisory and administration fees are based on the annual rates listed in the table below. Until further notice, GEIM has agreed to reduce other operating expenses (exclusive of advisory, administration and distribution fees) for each Fund as indicated in the following table:

                                Annualized based on average daily net assets

                                  Advisory and          Limitation of Other
                               Administration Fees       Operating Expenses
--------------------------------------------------------------------------------

GE International Equity Fund            .80%                  .30%
GE Global Equity Fund                   .75%                  .35%
GE Premier Growth Equity Fund           .60%                  .30%
GE U.S Equity Fund*                     .40%                  .10%
GE Mid-Cap Growth Fund                  .60%                  .30%
GE Value Equity Fund                    .55%                  .30%
GE Strategic Investment Fund            .35%                  .30%
GE Tax-Exempt  Fund                     .35%                  .25%
GE Fixed Income Fund                    .35%                  .20%
GE Government Securities Fund           .40%                  .20%
GE Short-Term Government Fund           .30%                  .15%
GE Money Market Fund                    .25%                  .25%

* Effective January 28, 1998, the GE U.S. Equity Fund changed it's Limitation of Other Operating Expenses. The rate for Limitation of Other Operating Expenses in effect during the fiscal year ended September 30, 1997, and the ensuing period through January 28, 1998, for this Fund was higher than the rate indicated in the above table.

Distribution and Shareholder Servicing Fees

The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEIM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are
 .50% for Class A shares; 1.00% for Class B shares (except GE Short-Term Government Fund which is .85%); and .25% for Class C shares. Currently Class D is not subject to a 12b-1 fee plan.

GEID has agreed that the 1.00% of average daily net assets on Class B shares will only be assessed on any shareholder's shares for a limited period of time until converted to Class A shares. Once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will be subject only to the .50% distribution and/or shareholder services fees attributable to Class A shares.

                        Notes to Financial Statements March 31, 1998 (unaudited)



Other

The Funds pay no compensation to their Trustees who are employees of GEIM. Trustees who are not GEIM employees receive an annual fee of $10,000 and an additional fee of $500 for each Trustees' meeting attended.

For the period ended March 31, 1998, GEID acting as underwriter received net commissions of $14,556 from the sale of Class A shares and $502,380 in contingent deferred sales charges from redemptions of Class A and Class B shares.


4. SUB-ADVISORY AGREEMENT

GEIM has retained Brown Brothers Harriman & Co. ("Brown Brothers") as the investment sub-adviser to the GE Tax-Exempt Fund pursuant to an investment sub-advisory agreement with GEIM. Brown Brothers is responsible for the day-to-day portfolio management of the Tax-Exempt Fund's assets including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.


5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 1998, were as follows:


                                 Gross               Gross             Net
                              Unrealized          Unrealized       Unrealized
                             Appreciation        Depreciation     Appreciation
--------------------------------------------------------------------------------

GE International
   Equity Fund               $  7,649,266         $  827,813      $ 6,821,453

GE Global
   Equity Fund                 11,357,499          1,305,317       10,052,182

GE Premier Growth
   Equity Fund                  5,232,918            120,500        5,112,418

GE U.S. Equity
   Fund                       140,673,470          1,655,126      139,018,344

GE Mid-Cap
   Growth Fund                  6,139,278          1,479,794        4,659,484

GE Value Equity
   Fund                        10,885,716            560,684       10,325,032

GE Strategic
   Investment Fund             27,429,584            825,273       26,604,311

GE Tax-Exempt
   Fund                         1,119,770              1,838        1,117,932

GE Fixed Income
   Fund                         1,246,548            292,985          953,563

GE Government
   Securities Fund             16,238,501          6,122,743       10,115,758

GE Short-Term
   Government Fund                 50,698             46,618            4,080

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 1998.

                        Notes to Financial Statements March 31, 1998 (unaudited)

6. OPTIONS

During the period ended March 31, 1998, the following option contracts were written:

                          GE Fixed                      GE Strategic
                         Income Fund                  Investment Fund
--------------------------------------------------------------------------------
                     Number                       Number
                 of Contracts     Premium      of Contracts      Premium
--------------------------------------------------------------------------------
Balance as of
   September
   30, 1997          1,216       $  5,267            403       $  1,817

Written             11,740         41,058          6,220         21,732

Closed and
   Expired         (11,486)       (41,960)        (5,863)       (21,293)

Exercised               (0)          (000)            (0)            (0)
--------------------------------------------------------------------------------
Balance as of
   March
   31, 1998          1,470       $  4,365            760      $   2,256
--------------------------------------------------------------------------------


                  GE Government
                  Securities Fund
--------------------------------------
                   Number
                of Contracts  Premium
--------------------------------------
Balance as of
   September
   30, 1997          0           $ 0

Written         47,170       161,538

Closed and
   Expired     (38,460)     (135,680)

Exercised           (0)           (0)
--------------------------------------

Balance as of
   March
   31, 1998      8,710      $ 25,858


7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the period ended March 31, 1998, were as follows:

                           Purchases          Sales
--------------------------------------------------------------------------------

GE International
   Equity Fund        $   35,293,767   $   96,780,432

GE Global
   Equity Fund            23,411,654       32,621,385

GE Premier Growth
   Equity Fund             9,342,858        3,973,890

GE U.S. Equity Fund       67,035,691       58,437,130

GE Mid-Cap
   Growth Fund             1,917,604        4,775,557

GE Value
   Equity Fund            15,012,862       12,861,659

GE Strategic
   Investment Fund        33,625,763       33,882,848

GE Tax-Exempt
   Fund                    9,862,942       23,504,678

GE Fixed Income Fund      12,784,112        7,936,938

GE Government
   Securities Fund        45,589,554       33,668,410

GE Short-Term
   Government Fund         4,322,632        2,868,692

The cost of purchases and the proceeds from sales of long term U.S. Government securities for the period ended March 31, 1998, were as follows:

                           Purchases          Sales
--------------------------------------------------------------------------------

GE U.S. Equity Fund      $   203,918      $ 1,082,986

GE Value Equity Fund         116,174          187,478

GE Strategic
   Investment Fund        36,220,966       29,554,809

GE Fixed Income Fund      90,821,652       73,357,116

GE Government
   Securities Fund       180,366,856      258,341,472

GE Short-Term
   Government Fund        29,962,382      28,699,457

                        Notes to Financial Statements March 31, 1998 (unaudited)

8. BENEFICIAL INTEREST

The schedule below shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders.



                                       5% or Greater Shareholders
--------------------------------------------------------------------------------

                                     Number         % of Fund Held
--------------------------------------------------------------------------------

GE International Equity Fund            3                41%

GE Global Equity Fund                   2                27%

GE Premier Growth Equity Fund           3                42%

GE U.S. Equity Fund                     3                20%

GE Mid-Cap Growth Fund                  1                13%

GE Value Equity Fund                    2                13%

GE Strategic Investment Fund            5                35%

GE Tax-Exempt Fund                      1                18%

GE Fixed Income Fund                    3                23%

GE Short-Term Government Fund           4                61%


At March 31, 1998, Employers Reinsurance Corporation, an indirect wholly-owned subsidiary of General Electric Company, owned 18% of the shares outstanding of the GE Tax-Exempt Fund; GE Capital Assurance Company, an indirect wholly-owned subsidiary of General Electric Company, owned 27% and 21%, respectively, of the shares outstanding of the GE Premier Growth Equity and GE Short-Term Government Funds; GNA Corporation, a direct subsidiary of General Electric Capital Corporation, owned 13%, 7%, and 26%, respectively, of the shares outstanding of the GE Mid-Cap Growth, GE Value Equity and GE Short-Term Government Funds.

                                                        GE Funds Investment Team

 PORTFOLIO MANAGERS
  GE International Equity Fund
  Team led by
  Ralph R. Layman

  GE Global Equity Fund
  Ralph R. Layman
  Michael J. Solecki

  GE Premier Growth Equity Fund
  David B. Carlson

  GE U.S. Equity Fund
  Team led by
  Eugene K. Bolton

  GE Mid-Cap Growth Fund
  Elaine G. Harris

  GE Value Equity Fund
  Peter J. Hathaway

  GE Strategic Investment Fund
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  GE Tax-Exempt Fund
  Barbara A. Brinkley-
     Brown Brothers Harriman & Co.

  GE Fixed Income Fund
  GE Government Securities Fund
  GE Short-Term Government Fund
  GE Money Market Fund
  Team led by
  Robert A. MacDougall

 INVESTMENT ADVISER
 AND ADMINISTRATOR
  GE Investment Management Incorporated

 TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

 SECRETARY
  Matthew J. Simpson

 TREASURER
  Jeffrey A. Groh

 ASSISTANT TREASURER
  Robert J. Zalucki

 DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

 COUNSEL
  Willkie Farr & Gallagher

 CUSTODIAN
  State Street Bank & Trust Company

 INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, Chairman of the Board and President
  Eugene K. Bolton, EVP, Domestic Equities
  Michael J. Cosgrove, EVP, Mutual Funds
  Ralph R. Layman, EVP, International Equities
  Alan M. Lewis, EVP, General Counsel and Secretary
  Robert A. MacDougall, EVP, Fixed Income
  Geoffrey R. Norman, EVP, Institutional Marketing
  Thomas J. Szkutak, EVP, Chief Financial Officer
  Don W. Torey, EVP, Alternative Investments and Real Estate

                                                           Shareholder Inquiries

Class A, B and C Investors: For questions regarding the Funds or your account, call your Investment Representative or the GE Funds Inquiry Center at 1-800-242-0134.



Address inquiries regarding the Funds to:       GE Investment Management
                                                3003 Summer Street
                                                P.O. Box 7900
                                                Stamford, CT 06904-7900


Address requests regarding your account(s) to:  GE Funds
                                                P.O. Box 419631
                                                Kansas City, MO 64141-6631


Overnight express mail Address:                 GE Investment Management
                                                c/o NFDS
                                                1004 Baltimore Avenue
                                                Kansas City, MO 64105


Class D Investors: Contact your designated GE Investments account representative



401(k) Plan Investors:  Call your company's designated plan number.

                                                                       BULK RATE
                                                                    U.S. POSTAGE
                                                                            PAID
                                                                      CANTON, MA
                                                                  PERMIT NO. 313

INVESTMENT ADVISER
GE Investment Management Incorporated
3003 Summer Street
Stamford, CT 06905



DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC
777 Long Ridge Road
Stamford, CT 06927



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